                                                                      EXHIBIT 10




                               CREDIT AGREEMENT
                             DATED MARCH 21, 1995

                                  $375,000,000

                                CREDIT AGREEMENT

                                  DATED AS OF

                                 MARCH 21, 1995

                                     AMONG

                            THE LIBERTY CORPORATION

                            THE BANKS LISTED HEREIN

                                      AND

                        WACHOVIA BANK OF GEORGIA, N.A.,
                                    AS AGENT

                               TABLE OF CONTENTS
                                CREDIT AGREEMENT


                                                        ARTICLE I

                                                       DEFINITIONS


SECTION 1.01.  Definitions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
               -----------

SECTION 1.02.  Accounting Terms and Determinations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
               -----------------------------------

SECTION 1.03.  References . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
               ----------

                                                        ARTICLE II

                                                       THE CREDITS

SECTION 2.01.  Commitments to Lend  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
               -------------------

SECTION 2.02.  Method of Borrowing Term Loans and Syndicated Loans  . . . . . . . . . . . . . . . . . . . . . . . . .  20
               ---------------------------------------------------

SECTION 2.03.  Money Market Loans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
               ------------------

SECTION 2.04.  Notes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
               -----

SECTION 2.05.  Maturity of Revolving Credit Advances, Term Loans and Convertible Loans  . . . . . . . . . . . . . . .  27
               -----------------------------------------------------------------------

SECTION 2.06.  Interest Rates . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
               --------------

SECTION 2.07.  Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
               ----

SECTION 2.08.  Optional Termination or Reduction of Revolving Credit Commitments, Convertible Loan Commitments
               -----------------------------------------------------------------------------------------------
         and Term Loan Commitments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
         -------------------------

SECTION 2.09.  Mandatory Reduction and Termination of Commitments . . . . . . . . . . . . . . . . . . . . . . . . . .  35
               --------------------------------------------------

SECTION 2.10.  Optional Prepayments of Revolving Credit Advances, Term Loans and Convertible Loans  . . . . . . . . .  36
               -----------------------------------------------------------------------------------

SECTION 2.11.  Mandatory Prepayments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
               ---------------------

SECTION 2.12.  General Provisions as to Payments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
               ---------------------------------

SECTION 2.13.  Computation of Interest and Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
               --------------------------------

SECTION 2.14   Conversion . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
               ----------

                                                       ARTICLE III

                                                 CONDITIONS TO BORROWINGS


SECTION 3.01.  Conditions to First Borrowing  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
               -----------------------------

SECTION 3.02.  Conditions to All Borrowings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
               ----------------------------

                                                        ARTICLE IV

                                              REPRESENTATIONS AND WARRANTIES

SECTION 4.01.  Corporate Existence and Power  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
               -----------------------------

SECTION 4.02.  Corporate and Governmental Authorization; No Contravention . . . . . . . . . . . . . . . . . . . . . .  42
               ----------------------------------------------------------

SECTION 4.03.  Binding Effect . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
               --------------

SECTION 4.04.  Financial Information  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
               ---------------------

SECTION 4.05.  Litigation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
               ----------

SECTION 4.06.  Compliance with ERISA  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
               ---------------------

SECTION 4.07.  Taxes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
               -----

SECTION 4.08.  Subsidiaries . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
               ------------

SECTION 4.09.  Not an Investment Company  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
               -------------------------

SECTION 4.10.  Ownership of Property; Liens . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
               ----------------------------

SECTION 4.11.  No Default . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
               ----------

SECTION 4.12.  Full Disclosure  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
               ---------------

SECTION 4.13.  Environmental  Matters . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
               ----------------------

SECTION 4.14.  Insolvency . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
               ----------

SECTION 4.15   Public Utility Holding Company Act . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
               ----------------------------------

                                                            ARTICLE V


                                                            COVENANTS


SECTION 5.01.  Information  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
               -----------

SECTION 5.02.  Inspection of Property, Books and Records  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
               -----------------------------------------

SECTION 5.03.  Ratio of Consolidated Debt to Consolidated Total Capital . . . . . . . . . . . . . . . . . . . . . . .  47
               --------------------------------------------------------

SECTION 5.04.  Minimum Stockholders' Equity.    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
               ----------------------------

SECTION 5.05.  Stock Payments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
               --------------

SECTION 5.06.  Restricted Payments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
               -------------------

SECTION 5.07.  Fixed Charges Coverage . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
               ----------------------

SECTION 5.08.  Capital Expenditures . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
               --------------------

SECTION 5.09.  Loans or Advances  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
               -----------------

SECTION 5.10.  Investments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
               -----------

SECTION 5.11.  Negative Pledge  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49
               ---------------

SECTION 5.12.  Maximum Consolidated Debt  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49
               -------------------------

SECTION 5.13.  Ratio of Consolidated Debt to Cash Flow  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49
               ---------------------------------------

SECTION 5.14.  Conduct of Business and Maintenance of Existence . . . . . . . . . . . . . . . . . . . . . . . . . . .  50
               ------------------------------------------------

SECTION 5.15.  Dissolution  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50
               -----------

SECTION 5.16.  Consolidations, Mergers and Sales of Assets  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50
               -------------------------------------------

SECTION 5.17.  Use of Proceeds  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51
               ---------------

SECTION 5.18.  Compliance with Laws; Payment of Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51
               --------------------------------------

SECTION 5.19.  Insurance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51
               ---------

SECTION 5.20.  Change in Fiscal Year  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51
               ---------------------

SECTION 5.21.  Maintenance of Property  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51
               -----------------------

SECTION 5.22.  Environmental Notices  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52
               ---------------------

SECTION 5.23.  Environmental Matters  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52
               ---------------------

SECTION 5.24.  Environmental Release  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52
               ---------------------

SECTION 5.25.  Aggregate Values of Investment Properties and Total Investments  . . . . . . . . . . . . . . . . . . .  52
               ---------------------------------------------------------------

SECTION 5.26.  Surplus Relief Reinsurance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52
               --------------------------

                                                        ARTICLE VI

                                                         DEFAULTS


SECTION 6.01.  Events of Default  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52
               -----------------

SECTION 6.02.  Notice of Default  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
               -----------------

                                                       ARTICLE VII

                                                        THE AGENT


SECTION 7.01.  Appointment, Powers and Immunities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
               ----------------------------------

SECTION 7.02.  Reliance by Agent  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56
               -----------------

SECTION 7.03.  Defaults . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56
               --------

SECTION 7.04.  Rights of Agent and its Affiliates as a Bank . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  57
               --------------------------------------------

SECTION 7.05.  Indemnification  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  57
               ---------------

SECTION 7.06.  CONSEQUENTIAL DAMAGES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  57
               ---------------------

SECTION 7.07.  Payee of Note Treated as Owner . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  57
               ------------------------------

SECTION 7.08.  Non-Reliance on Agent and Other Banks  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  58
               -------------------------------------

SECTION 7.09.  Failure to Act . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  58
               --------------

SECTION 7.10.  Resignation or Removal of Agent  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  58
               -------------------------------

                                                       ARTICLE VIII

                                          CHANGE IN CIRCUMSTANCES; COMPENSATION


SECTION 8.01.  Basis for Determining Interest Rate Inadequate or Unfair . . . . . . . . . . . . . . . . . . . . . . .  59
               --------------------------------------------------------

SECTION 8.02.  Illegality . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  59
               ----------

SECTION 8.03.  Increased Cost and Reduced Return  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  60
               ---------------------------------

SECTION 8.04.  Base Rate Loans Substituted for Affected Euro-Dollar Loans . . . . . . . . . . . . . . . . . . . . . .  61
               ----------------------------------------------------------

SECTION 8.05.  Compensation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  61
               ------------

                                                        ARTICLE IX

                                                      MISCELLANEOUS


SECTION 9.01.  Notices  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  62
               -------

SECTION 9.02.  No Waivers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  63
               ----------

SECTION 9.03.  Expenses; Indemnification  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  63
               -------------------------

SECTION 9.04.  Sharing of Set-Offs  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  63
               -------------------

SECTION 9.05.  Amendments and Waivers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  64
               ----------------------

SECTION 9.06.  Margin Stock Collateral  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  65
               -----------------------

SECTION 9.07.  Successors and Assigns . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  65
               ----------------------

SECTION 9.08.  Confidentiality  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  67
               ---------------

SECTION 9.09.  Representation by Banks  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  67
               -----------------------

SECTION 9.10.  Obligations Several  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  67
               -------------------

SECTION 9.11.  Survival of Certain Obligations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  67
               -------------------------------

SECTION 9.12.  Georgia Law  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  68
               -----------

SECTION 9.13.  Consent to Jurisdiction  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  68
               -----------------------

SECTION 9.14.  Counterparts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  68
               ------------

SECTION 9.15.  Miscellaneous  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  68
               -------------

SECTION 9.16.  Termination of Prior Credit Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  68
               -------------------------------------



SCHEDULE 2.06

SCHEDULE 5.01(c)

EXHIBIT A-1               Form of Syndicated Revolving Credit Note

EXHIBIT A-2               Form of Money Market Revolving Credit Note

EXHIBIT A-3               Form of Term Note

EXHIBIT A-4               Form of Syndicated Convertible Loan Note

EXHIBIT A-5               Form of Money Market Convertible Loan Note

EXHIBIT B                 Form of Opinion of Counsel for the Borrower

EXHIBIT C                 Form of Opinion of Counsel for the Agent

EXHIBIT D                 Form of Closing Certificate

EXHIBIT E                 Form of Secretary's Certificate of the Borrower

EXHIBIT F                 Form of Assignment and Acceptance

EXHIBIT G                 Form of Notice of Borrowing

EXHIBIT H                 Form of Money Market Quote Request

EXHIBIT I                 Form of Money Market Quote

                                CREDIT AGREEMENT


                 AGREEMENT dated as of March 21, 1995, among THE LIBERTY CORPORATION, the BANKS listed on the signature pages hereof (and their successors and assigns) and WACHOVIA BANK OF GEORGIA, N.A., as Agent.

                 The parties hereto agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

                 SECTION 1.01.  Definitions.  The terms as defined in this
Section 1.01 shall, for all purposes of this Agreement and any amendment hereto (except as herein otherwise expressly provided or unless the context otherwise requires), have the meanings set forth herein (with the singular form to include the plural form and vice-versa):

                 "Acquisition Loan" means any loan, advance or other extension of credit by the Borrower to a Subsidiary within the Insurance Group, if the proceeds of such loan, advance or other extension of credit are used by such Subsidiary to acquire outstanding Capital Stock or assets of any Person (other than a Subsidiary) engaged principally in the life insurance business or the television broadcasting business.

                 "Adjusted Cash Flow" for any period means the sum of (i) Cash Flow for such period and (ii) Interest Expense for such period.

                 "Adjusted London Interbank Offered Rate" has the meaning set forth in Section 2.06(c).

                 "Affiliate" means (i) any Person that directly, or indirectly through one or more intermediaries, controls the Borrower (a "Controlling Person"), (ii) any Person (other than the Borrower or a Subsidiary) which is controlled by or is under common control with a Controlling Person, or (iii) any Person (other than a Subsidiary) of which the Borrower owns, directly or indirectly, 20% or more of the common stock or equivalent equity interests. As used herein, the term "control" means possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

                 "Agent" means Wachovia Bank of Georgia, N.A., a national banking association organized under the laws of the United States of America, in its capacity as agent for the Banks hereunder, and its successors and permitted assigns in such capacity.

                 "Aggregate Value of Investment Properties" means the aggregate value, without duplication, of all Investment Properties, as shown on the Borrower's or Subsidiary's (as the case may be) books and records and as determined in accordance with generally accepted accounting principles consistently applied; provided, however, for the purposes of Section 5.25(b), the calculation of "Aggregate Value of Investment Properties" shall not include the value of Investment Properties acquired in connection with the acquisition of a Person if the assets or any stock or other equity interests in such Person were acquired within nine (9) months of the date of calculation.

                 "Aggregate Value of Total Investments" means the aggregate value, without duplication, of all bonds, redeemable preferred stocks, non-redeemable preferred stocks, common stocks, mortgage loans, loans to policy holders, other long term investments, short term investments, and Investment Properties of the Borrower and its Subsidiaries, as shown on the Borrower's or Subsidiary's (as the case may be) books and records and as determined in accordance with generally accepted accounting principles consistently applied.

                 "Anniversary Date" means March 21, 1996 and March 21 in each succeeding year thereafter. As used herein, the "First Anniversary Date" means March 21, 1996 and the "Second Anniversary Date" means March 21, 1997.

                 "Annual Statement" means, with respect to any Subsidiary within the Insurance Group, the annual report, statement or other filing made by such Subsidiary with the insurance department or other governmental authority of the state in which such Subsidiary is formed or incorporated which regulates, supervises or otherwise has jurisdiction over such Subsidiary, all in accordance with statutory accounting principles.

                 "Applicable Margin" has the meaning set forth in Section
2.06(a).

                 "Assignee" has the meaning set forth in Section 9.07(c).

                 "Assignment and Acceptance" means an Assignment and Acceptance executed in accordance with Section 9.07(c) substantially in the form attached hereto as Exhibit F.

                 "Authority" has the meaning set forth in Section 8.02.

                 "Bank" means each bank listed on the signature pages hereof as having a Revolving Credit Commitment, Term Loan Commitment and Convertible Loan Commitment, and its successors and assigns.

                 "Base Rate" means, for any Base Rate Loan for any day, the rate per annum equal to the higher as of such day of (i) the Prime Rate, and
(ii) one-half of one percent plus the Federal Funds Rate for such day. For purposes of determining the Base Rate for any day, changes in the Prime Rate and Federal Funds Rate shall be effective on the date of each such change.

                 "Base Rate Borrowing" means: (i) a Term Loan Borrowing if the advances under such borrowing bear or are to bear interest calculated by reference to the Base Rate; (ii) a Revolving Credit Borrowing if the advances under such borrowing bear or are to bear interest calculated by reference to the Base Rate; and (iii) a Convertible Loan Borrowing if the advances under such borrowing bear or are to bear interest calculated by reference to the Base Rate.

                 "Base Rate Loan" means: (i) the Term Loans during periods in which the Term Loans bear or are to bear interest calculated by reference to the Base Rate; (ii) Revolving Credit Advances which bear or are to bear interest calculated by reference to the Base Rate; and (iii) the Convertible Loans during periods in which the Convertible Loans bear or are to bear interest calculated by reference to the Base Rate.

                 "Book Value" means, with respect to any asset, the cost of such asset, minus accumulated depreciation or amortization, if any, with respect to such asset.

                 "Borrower" means The Liberty Corporation, a South Carolina corporation, and its successors.

                 "Capital Expenditures" means for any period the sum of all capital expenditures incurred during such period by the Borrower and its Consolidated Subsidiaries, as determined in accordance with generally accepted accounting principles consistently applied.

                 "Capital Stock" of any Person means any redeemable or nonredeemable shares of capital stock of such Person (to the extent issued to a Person other than the Borrower), whether common or preferred.

                 "Cash Flow" for any period means the sum of (i) Test Income for such period, (ii) depreciation, amortization and all other non-cash charges of the Borrower, Cosmos and the Minor Subsidiaries for such period, (iii) all dividends paid by any Subsidiary to the Borrower or any Minor Subsidiary during such period in respect of shares of common stock or preferred stock of such Subsidiary owned by the Borrower or any Minor Subsidiary, (iv) net cash proceeds from capital asset and operating asset sales of LIG, (v) all Stock Payments with respect to preferred stock of Liberty Life paid by Liberty Life to the Borrower during such period, and (vi) all payments of principal of Acquisition Loans received by the Borrower during such period.

                 "CERCLA" means the Comprehensive Environmental Response Compensation and Liability Act.

                 "CERCLIS" means the Comprehensive Environmental Response Compensation and Liability Information System established pursuant to CERCLA.

                 "Change of Law" shall have the meaning set forth in Section
8.02.

                 "Closing Date" means March 21, 1995.

                 "Code" means the Internal Revenue Code of 1986, as amended, or any successor Federal tax code. Any reference to any provision of the Code shall also be deemed to be a reference to any successor provision or provisions thereof.

                 "Commitments" shall mean the Convertible Loan Commitments, Revolving Credit Commitments or Term Loan Commitments, or any or all of them, as the context shall require.

                 "Consolidated Debt" means at any date the Debt of the Borrower and its Consolidated Subsidiaries, determined on a consolidated basis as of such date.

                 "Consolidated Operating Profits" means, for any period, the Operating Profits of the Borrower and its Consolidated Subsidiaries.

                 "Consolidated Subsidiary" means at any date any Subsidiary or other entity the accounts of which, in accordance with generally accepted accounting principles consistently applied, would be consolidated with those of the Borrower in its consolidated financial statements as of such date.

                 "Consolidated Total Assets" means, at any time, the total assets of the Borrower and its Consolidated Subsidiaries, determined on a consolidated basis, as set forth or reflected on the most recent consolidated balance sheet of the Borrower and its Consolidated Subsidiaries, prepared in accordance with generally accepted accounting principles consistently applied.

                 "Consolidated Total Capital" means, at any time, the sum of
(i) Stockholders' Equity and (ii) Consolidated Debt.

                 "Controlled Group" means all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Borrower, are treated as a single employer under Section 414 of the Code.

                 "Conversion Date" means the date specified by the Borrower in the Conversion Notice as the "Conversion Date" which date: (i) shall not be more than 30 days nor less than 3 days from the date on which the Agent receives the Conversion Notice; (ii) shall be the last day of the Interest Period applicable to the outstanding Convertible Loans; and (iii) shall be on or before the Second Anniversary Date. In the event the Borrower does not deliver a Conversion Notice to the Agent on or before the Second Anniversary Date pursuant to Section 2.14, the terms, conditions and provisions of this Agreement and the other Loan Documents which: (i) are effective after the Conversion Date shall be without meaning and shall be ignored; and (ii) are effective prior to the Conversion Date shall remain in full force and effect.

                 "Conversion Notice" means written notice executed by the Borrower and delivered to the Agent pursuant to Section 2.14.

                 "Convertible Loan Borrowing" shall mean a borrowing under the Convertible Loan Commitments consisting of advances made to the Borrower at the same time by, in the case of a Syndicated Convertible Loan Borrowing, the Banks pursuant to Section 2.01 (c), or in the case of a Money Market Convertible Loan Borrowing, one or more of the Banks, pursuant to Section 2.03. A Convertible Loan Borrowing is a "Syndicated Convertible Loan Borrowing" if such advances are Syndicated Convertible Loans or a "Money Market Convertible Loan Borrowing" if such advances are Money Market Convertible Loans. A Convertible Loan Borrowing is a

"Euro-Dollar Borrowing" if such advances are made as Euro-Dollar Loans and a "Base Rate Borrowing" if such advances are made as Base Rate Loans.

                 "Convertible Loan Commitment" means, with respect to each Bank, (i) the amount designated as the Convertible Loan Commitment set forth opposite the name of such Bank on the signature pages hereof, or (ii) as to any Bank which enters into an Assignment and Acceptance (whether as Transferor Bank or as Assignee thereunder), the amount of such Bank's Convertible Loan Commitment after giving effect to such Assignment and Acceptance, in each case as such amount may be reduced from time to time pursuant to Sections 2.08 and 2.09.

                 "Convertible Loan Commitment Reduction Date" means each June 30, September 30, December 31 and March 31, commencing on June 30, 1997, and continuing thereafter until March 31, 2002.

                 "Convertible Loan Maturity Date" means March 21, 1998, as such date may be extended pursuant to Section 2.05(c)(ii) or Section 2.14.

                 "Convertible Loans" means any loan made by the Banks under the Convertible Loan Commitment. At no time shall there be more than four (4) different Interest Periods applicable to the Convertible Loans outstanding at the same time; provided that if the Borrower delivers to the Agent the Conversion Notice, then (i) at no time after the Conversion Date shall there be more than one (1) Interest Period applicable to the Convertible Loans outstanding at the same time (for which purpose Interest Periods described in different numbered clauses of the definition of the term "Interest Period" shall be deemed to be different Interest Periods even if they are coterminous);
(ii) after the Conversion Date, all Convertible Loans which are Euro-Dollar Loans shall subject to the terms of paragraph (1) of the definition of Interest Period, have an Interest Period of three (3) months; and (iii) after the Conversion Date, all Convertible Loans which are Base Rate Loans shall subject to the terms of paragraph (2) of the definition of Interest Period, have an Interest Period of 90 days.

                 "Cosmos" means Cosmos Broadcasting Corporation, a South Carolina corporation.

                 "Debt" of any Person means at any date, without duplication,
(i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments,
(iii) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business, (iv) all obligations of such Person as lessee under capital leases, (v) all obligations of such Person to reimburse any bank or other Person in respect of amounts payable under a banker's acceptance, (vi) all Non-Convertible Redeemable Preferred Stock of such Person (in the event such Person is a corporation), (vii) all obligations (absolute or contingent) of such Person to reimburse any bank or other Person in respect of amounts paid under a letter of credit or similar instrument, (viii) all Debt of others secured by a Lien on any asset of such Person, whether or not such Debt is assumed by such Person, and (ix) all Debt of others Guaranteed by such Person.

                 "Default" means any condition or event which constitutes an Event of Default or which with the giving of notice or lapse of time or both would, unless cured or waived in writing, become an Event of Default.

                 "Default Rate" means, with respect to any Loan, for any day, the sum of 2% plus the then highest interest rate (including the Applicable Margin) which may be applicable to any Loans hereunder (irrespective of whether any such type of Loans are actually outstanding hereunder).

                 "Depreciation" means for any period the sum of all depreciation expenses of the Borrower and its Consolidated Subsidiaries for such period, as determined in accordance with generally accepted accounting principles consistently applied.

                 "Dollars" or "$" means dollars in lawful currency of the United States of America.

                 "Domestic Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in Georgia or New York are authorized or required by law to close.

                 "Environmental Authorizations" means all licenses, permits, orders, approvals, notices, registrations or other legal prerequisites for conducting the business of the Borrower and its Subsidiaries required by any Environmental Requirement.

                 "Environmental Authority" means any foreign, federal, state, local or regional government that exercises any form of jurisdiction or authority under any Environmental Requirement.

                 "Environmental Judgments and Orders" means all judgments, decrees or orders arising from or in any way associated with any Environmental Requirements, whether or not entered upon consent or written agreements with an Environmental Authority or other entity arising from or in any way associated with any Environmental Requirement, whether or not incorporated in a judgment, decree or order.

                 "Environmental Liabilities" means any liabilities, whether accrued, contingent or otherwise, arising from and in any way associated with any Environmental Requirements.

                 "Environmental Notice" means notice from any Environmental Authority or by any other person or entity, of possible or alleged noncompliance with any Environmental Requirement, including without limitation any complaints, citations, demands or requests from any Environmental Authority or from any other person or entity for correction of any violation of any Environmental Requirement or any investigations concerning any violation of any Environmental Requirement.

                 "Environmental Proceedings" means any judicial or administrative proceedings arising from or in any way associated with any Environmental Requirement.

                 "Environmental Releases" means releases as defined in CERCLA or under any applicable state or local environmental law or regulation.

                 "Environmental Requirements" means any legal requirement relating to health, safety or the environment and applicable to the Borrower, any Subsidiary or the Properties, including but not limited to any such requirement under CERCLA or similar state legislation.

                 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, or any successor law. Any reference to any provision of ERISA shall also be deemed to be a reference to any successor provision or provisions thereof.

                 "Euro-Dollar Borrowing" means: (i) a Term Loan Borrowing if the advances under such borrowing bear or are to bear interest calculated by reference to the Adjusted London Interbank Offered Rate; (ii) a Revolving Credit Borrowing if the advances under such borrowing bear or are to bear interest calculated by reference to the Adjusted London Interbank Offered Rate; and (iii) a Convertible Loan Borrowing if the advances under such borrowing bear or are to bear interest calculated by reference to the Adjusted London Interbank Offered Rate.

                 "Euro-Dollar Business Day" means any Domestic Business Day on which dealings in Dollar deposits are carried out in the London interbank market.

                 "Euro-Dollar Loan" means: (i) the Term Loans during periods in which the Term Loans bear interest calculated by reference to the Adjusted London Interbank Offered Rate; (ii) Revolving Credit Advances which bear or are to bear interest calculated by reference to the Adjusted London Interbank Offered Rate; and (iii) the Convertible Loans during periods in which the Convertible Loans bear interest calculated by reference to the Adjusted London Interbank Offered Rate.

                 "Euro-Dollar Reserve Percentage" has the meaning set forth in
Section 2.05(c).

                 "Event of Default" has the meaning set forth in Section 6.01.

                 "Fair Market Value" means, with respect to any asset, the greater of: (i) the Gross Proceeds received by the Borrower or any Subsidiary in connection with the sale, transfer or other disposition by the Borrower or such Subsidiary (as the case may be) of such asset; or (ii) the Book Value of such asset.

                 "Federal Funds Rate" means, for any day, the rate per annum (rounded, if necessary, to the nearest 1/100th of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Domestic Business Day next succeeding such day, provided that (i) if the day for which such rate is to be determined is not a Domestic Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Domestic Business Day as so published on the next succeeding Domestic Business Day, and
(ii) if such rate is not so published for any day, the Federal Funds Rate for such day shall be the average rate charged to Wachovia on such day on such transactions as determined by the Agent.

                 "Film Payments" means cash payments for syndicated film products, such as first-run and off-network programs.

                 "Fiscal Quarter" means any fiscal quarter of the Borrower.

                 "Fiscal Year" means any fiscal year of the Borrower.

                 "Fixed Charges" means the sum of (i) Interest Expense for the period of four Fiscal Quarters ending on the last day of the Fiscal Quarter with respect to which the determination of Fixed Charges is being made, (ii) all dividends or other distributions paid by the Borrower in respect of the Liberty Corporation Preferred Stock for the period of four Fiscal Quarters ending on the last day of the Fiscal Quarter with respect to which the determination of Fixed Charges is being made, (iii) Film Payments which are scheduled to be made by Cosmos during the four Fiscal Quarters immediately following the Fiscal Quarter with respect to which the determination of Fixed Charges is being made, and (iv) all payments of principal in respect of Debt of the Borrower, Cosmos or any Minor Subsidiary which are scheduled to be made during the four Fiscal Quarters immediately following the Fiscal Quarter with respect to which the determination of Fixed Charges is being made.

                 "Forfeiture Proceeding" means any action, proceeding or investigation affecting the Borrower or any of its Subsidiaries before any court, governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, if such action, proceeding or investigation could result in (i) the seizure or forfeiture of any of their assets, revenues or share capital, which when the Fair Market Value of such assets, revenues or share capital subject to such seizure or forfeiture when aggregated with the Fair Market Value of all other assets, revenues and share capital of the Borrower and its Subsidiaries seized or forfeited since the Closing Date exceeds $2,500,000, or (ii) a material adverse change in the business, financial position, results of operations or prospects of the Borrower or any of its Subsidiaries.

                 "Gross Proceeds" means any and all cash, plus the face amount of any and all notes, bonds, debentures, instruments and evidences of indebtedness, and the value of any other property, of whatever kind or nature, received by the Borrower or any Subsidiary in connection with the sale, transfer or other disposition by the Borrower or such Subsidiary (as the case may be) of any of its assets.

                 "Guarantee" by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Debt or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to secure, purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to provide collateral security, to take-or-pay, or to maintain financial statement conditions or otherwise) or
(ii) entered into for the purpose of assuring in any other manner the obligee of such Debt or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part), provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning.

                 "Hazardous Materials" includes, without limitation, (a) solid or hazardous waste, as defined in the Resource Conservation and Recovery Act of 1980, or in any applicable state or local law or regulation, (b) hazardous substances, as defined in CERCLA, or in any applicable state or local law or regulation, (c) gasoline, or any other petroleum product or by-product, (d) toxic substances, as defined in the Toxic Substances Control Act of 1976, or in any applicable state or local law or regulation and (e) insecticides, fungicides, or rodenticides, as defined in the Federal Insecticide, Fungicide, and Rodenticide Act of 1975, or in any applicable state or local law or regulation, as each such Act, statute or regulation may be amended from time to time.

                 "Income" means, as applied to any Person for any period, the aggregate amount of income of such Person, before taxes, for such period, as determined in accordance with generally accepted accounting principles consistently applied.

                 "Insurance Group" shall mean and include, collectively, all existing and future Subsidiaries which are licensed in one or more states to sell insurance or engaged principally in the insurance business.

                 "Intercompany Loan" means any loan, advance or other extension of credit made in the ordinary course of business (i) by the Borrower to any Subsidiary; (ii) by any Subsidiary to the Borrower; or (iii) by any Consolidated Subsidiary to any other Consolidated Subsidiary; provided that the aggregate outstanding principal amount of Intercompany Loans made by Consolidated Subsidiaries to other Consolidated Subsidiaries shall at no time exceed 20% of Stockholders' Equity.

                 "Interest Expense" for any period means interest, whether expensed or capitalized, in respect of Debt of the Borrower, Cosmos or any of the Minor Subsidiaries outstanding during such period.

                 "Interest Period" means: (1) with respect to each Euro-Dollar Borrowing, the period commencing on the date of such borrowing, and ending on the numerically corresponding day in the first, second, third or sixth calendar month thereafter, as the Borrower may elect in the applicable Notice of Borrowing; provided that:

                 (a) any Interest Period (other than an Interest Period determined pursuant to clause (c) below) which would otherwise end on a day which is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Euro-Dollar Business Day;

                 (b) any Interest Period which begins on the last Euro-Dollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall, subject to clause (c) below, end on the last Euro-Dollar Business Day of the appropriate subsequent calendar month; and

                 (c) (i) any Interest Period applicable to the Term Loans which begins before the Term Loan Maturity Date and would otherwise end after the Term Loan Maturity Date shall end on the Term Loan Maturity Date; (ii) any Interest Period applicable to a Revolving Credit Advance which begins before the Revolving Credit Maturity Date and would otherwise end after the Revolving Credit Maturity Date shall end on the Revolving Credit Maturity Date; and (iii) any Interest Period applicable to the Convertible Loans which begins before the Convertible Loan Maturity Date and would otherwise end after the Convertible Loan Maturity Date shall end on the Convertible Loan Maturity Date.

                 (2) with respect to each Base Rate Borrowing, the period commencing on the date of such borrowing and ending: (i) in the case of a Convertible Loan prior to the Conversion Date or a Revolving Credit Advance, 30 days thereafter and (ii) in the case of a Convertible Loan after the Conversion Date or a Term Loan, 90 days thereafter; provided that:

                 (a) any Interest Period (other than an Interest Period determined pursuant to clause (b) below) which would otherwise end on a day which is not a Domestic Business Day shall be extended to the next succeeding Domestic Business Day;

                 (b) (i) any Interest Period applicable to the Term Loans which begins before the Term Loan Maturity Date and would otherwise end after the Term Loan Maturity Date shall end on the Term Loan Maturity Date; (ii) any Interest Period applicable to a Revolving Credit Advance which begins before the Revolving Credit Maturity Date and would otherwise end after the Revolving Credit Maturity Date shall end on the Revolving Credit Maturity Date; and (iii) any Interest Period applicable to the Convertible Loans which begins before the Convertible Loan Maturity Date and would otherwise end after the Convertible Loan Maturity Date shall end on the Convertible Loan Maturity Date.

                 (3) with respect to each Money Market Convertible Loan Borrowing and each Money Market Revolving Credit Borrowing, the period commencing on the date of such borrowing and ending 7 to 180 days thereafter, as the Borrower may indicate in the applicable Money Market Quote Request; provided that:

                 (a) any Interest Period (subject to clause (b) below) which would otherwise end on a day which is not a Domestic Business Day shall be extended to the next succeeding Domestic Business Day; and

                 (b) (i)    any Interest Period applicable to a Money Market
         Revolving Credit Borrowing which begins before the Revolving Credit Maturity Date and would otherwise end after the Revolving Credit Maturity Date shall end on the Revolving Credit Maturity Date; and
         (ii) any Interest Period applicable to a Money Market Convertible Borrowing which begins before the Convertible Loan Maturity Date and would otherwise end after the Convertible Loan Maturity Date shall end on the Convertible Loan Maturity Date.

                 "Investment Properties" for any period means all real property owned by the Borrower and its Consolidated Subsidiaries during the applicable period; provided, however, the definition of Investment Properties shall exclude any real property if: (i) at least fifty percent (50%) of the net leasable area with respect to such real property is occupied by the Borrower and/or its Subsidiaries; and (ii) the primary use of such real property is the operation of the Borrower's and/or Subsidiaries' respective businesses.

                 "Lending Office" means, as to each Bank, its office located at its address set forth on the signature pages hereof (or identified on the signature pages hereof as its Lending Office) or such other office as such Bank may hereafter designate as its Lending Office by notice to the Borrower and the Agent.

                 "Liberty Capital" means Liberty Capital Advisors, Inc., a South Carolina corporation.

                 "Liberty Corporation Preferred Stock" means any redeemable or nonredeemable, preferred capital stock of the Borrower.

                 "Liberty Insurance Services" means Liberty Insurance Services Corporation, a South Carolina corporation.

                 "Liberty Life" means Liberty Life Insurance Company, a South Carolina corporation.

                 "Liberty Properties" means Liberty Properties Group, Inc., a South Carolina corporation.

                 "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset. For the purposes of this Agreement, the Borrower or any Subsidiary shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

                 "LIG" means Liberty Investment Group, Inc., a South Carolina corporation.

                 "Loan" means a Syndicated Revolving Credit Advance, a Syndicated Convertible Loan, a Term Loan, a Money Market Revolving Credit Advance or a Money Market Convertible Loan and "Loans" means Syndicated Revolving Credit Advances, Syndicated Convertible Loans, Term Loans, Money Market Revolving Credit Advances or Money Market Convertible Loans, or any or all of them, as the context shall require.

                 "Loan Documents" means this Agreement, the Notes and any other document evidencing or securing the Loans.

                 "London Interbank Offered Rate" has the meaning set forth in
Section 2.06(c).

                 "Margin Stock" means "margin stock" as defined in Regulation G, T, U or X of the Board of Governors of the Federal Reserve System, as in effect from time to time, together with all official rulings and interpretations issued thereunder.

                 "Minor Subsidiaries" shall mean and include, collectively:
(i) Liberty Capital; LIG; Liberty Properties; LPG Development Corporation, a South Carolina corporation; SouthChase Development Corporation, a South Carolina corporation; LIBCO of Virginia, Inc., a Virginia corporation; LIBCO of Florida, Inc., a Florida corporation; LPC of S.C., Inc., a South Carolina corporation; LIBCO of Tennessee, Inc., a Tennessee corporation; Commerce Center of Greenville, Inc., a South Carolina corporation; Special Services Corporation, a South Carolina corporation; Hampton Insurance Agency, Inc., a South Carolina corporation; The Liberty Marketing Corporation, a South Carolina corporation; Bent Tree Corporation, a Georgia corporation; TLC Business Ventures, Inc., a South Carolina corporation; Cable Vantage Inc., a South Carolina corporation; Liberty Stone Associates, Inc., a South Carolina corporation; State National Life Agency Corporation, a Louisiana corporation; State National General Insurance Agency, Inc., a Louisiana corporation; Delta National Equity Corporation, a Louisiana corporation; LC Insurance Ltd., organized under the laws of Bermuda; Estate Assurance Company, a Louisiana corporation, and The Liberty Corporation Foundation, a South Carolina corporation; and (ii) other Subsidiaries of the Borrower, designated by the Borrower as a "Minor Subsidiary" in the manner and in accordance with the following standards. Borrower may designate any Subsidiary (including any newly acquired or newly formed Subsidiary) to be a "Minor Subsidiary"; provided that: (x) the Subsidiary to be so designated is created or acquired in the ordinary course of the Borrower's business; and (y) immediately after giving effect to such designation, no Default or Event of Default shall have occurred or be continued. Upon any such designation by the Borrower, the Borrower shall provide the Agent and the Banks written notice identifying the Minor Subsidiary being so designated.

                 "Money Market Convertible Loan" means a Convertible Loan which bears or is to bear interest at a Money Market Rate.

                 "Money Market Revolving Credit Advance" means a Revolving Credit Advance which bears or is to bear interest at a Money Market Rate.

                 "Money Market Revolving Credit Notes" means promissory notes of the Borrower, substantially in the form of Exhibit A-2 hereto, evidencing the obligation of the Borrower to repay the Money Market Revolving Credit Advances.

                 "Money Market Convertible Loan Notes" means promissory notes of the Borrower, substantially in the form of Exhibit A-5 hereto, evidencing the obligation of the Borrower to repay the Money Market Convertible Loans.

                 "Money Market Quote" means an offer by a Bank to make a Money Market Convertible Loan or a Money Market Revolving Credit Advance, as the case may be, in accordance with Section 2.03(c).

                 "Money Market Quote Request" has the meaning set forth in
Section 2.03(b).

                 "Money Market Rate" has the meaning set forth in Section 2.03(c)(ii)(C).

                 "Multiemployer Plan" shall have the meaning set forth in
Section 4001(a)(3) of ERISA.

                 "Net Income" means, as applied to any Person for any period, the aggregate amount of net income of such Person, after taxes, for such period, as determined in accordance with generally accepted accounting principles consistently applied.

                 "Net Proceeds of Convertible Preferred Stock" means any proceeds received by the Borrower or a Subsidiary in respect of the issuance of convertible preferred stock, after deducting therefrom all reasonable costs and expenses incurred by the Borrower or such Subsidiary in connection with the issuance of such convertible preferred stock.

                 "Net Proceeds of Debt" means any proceeds received by the Borrower or a Subsidiary in respect of the public offering of any Debt of the Borrower or such Subsidiary after deducting therefrom all reasonable costs and expenses incurred by the Borrower or such Subsidiary in connection with the issuance of such Debt.

                 "Net Proceeds of Preferred Stock" means any proceeds received by the Borrower or a Subsidiary in respect of the issuance of preferred stock (whether or not such preferred stock is convertible) by the Borrower or such Subsidiary, after deducting therefrom all reasonable costs and expenses incurred by the Borrower or such Subsidiary in connection with the issuance of such preferred stock.

                 "Non-Convertible Redeemable Preferred Stock" of any Person means Redeemable Preferred Stock that is redeemable, either in whole or in part, into any property (including, without limitation, cash) other than the capital stock of the Person.

                 "Nonredeemable Capital Stock" means any nonredeemable capital stock of the Borrower or any Subsidiary (to the extent issued to a Person other than the Borrower), whether common or preferred.

                 "Notes" shall mean the Syndicated Revolving Credit Notes, the Money Market Revolving Credit Notes, the Term Loan Notes, the Syndicated Convertible Loan Notes and the Money Market Convertible Loan Notes of the Borrower payable to the order of the respective Banks, evidencing the maximum principal indebtedness of the Borrower under the Revolving Credit Commitments, Term Loan Commitments and Convertible Loan Commitments, in substantially the forms of Exhibits A-1, A-2, A-3, A-4 and A-5 respectively, either as originally executed or as they may be from time to time supplemented, modified, amended, renewed or extended, or any or all of them, as the context shall require.

                 "Notice of Borrowing" has the meaning set forth in Section
2.02.

                 "Operating Profits" means, as applied to any Person for any period, the operating income of such Person for such period, as determined in accordance with generally accepted accounting principles consistently applied.

                 "Participant" has the meaning set forth in Section 9.07(b).

                 "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

                 "Permitted Advances" means (i) Intercompany Loans and (ii) Acquisition Loans.

                 "Person" means an individual, a corporation, a partnership, an unincorporated association, a trust or any other entity or organization, including, but not limited to, a government or political subdivision or an agency or instrumentality thereof.

                 "Pierce National" means Pierce National Life Insurance Co., a California corporation.

                 "Plan" means at any time an employee pension benefit plan which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code and is either (i) maintained by a member of the Controlled Group for employees of any member of the Controlled Group or (ii) maintained pursuant to a collective bargaining agreement or any other arrangement under which more than one employer makes contributions and to which a member of the Controlled Group is then making or accruing an obligation to make contributions or has within the preceding five plan years made contributions.

                 "Prime Rate" refers to that interest rate so denominated and set by Wachovia from time to time as an interest rate basis for borrowings. The Prime Rate is but one of several interest rate bases used by Wachovia. Wachovia lends at interest rates above and below the Prime Rate.

                 "Prior Credit Agreement" means the Credit Agreement dated as of Sepember 28, 1993, as amended, among the Company, the banks party thereto, and Wachovia Bank of North Carolina, N.A., as Agent.

                 "Properties" means all real property owned, leased or otherwise used or occupied by the Borrower or any Subsidiary, wherever located.

                 "Quotation Date" has the meaning set forth in Section 2.03(b).

                 "Rate Determination Date" has the meaning set forth in Section 2.06(a).

                 "Redeemable Preferred Stock" of any Person means as of any date any preferred stock issued by such Person which is at any time within one
(1) year of such date either (i) mandatorily redeemable (by sinking fund or similar payments or otherwise) or (ii) redeemable at the option of the holder thereof.

                 "Reported Net Income" means, for any period, the Net Income of the Borrower and its Consolidated Subsidiaries determined on a consolidated basis.

                 "Required Banks" means at any time Banks having at least 66 2/3% of the aggregate amount of the Commitments or, if the Commitments are no longer in effect, Banks holding at least 66 2/3% of the aggregate outstanding principal amount of the Notes.

                 "Restricted Payment" means any dividend or other distribution on any shares of the Borrower's Capital Stock (except dividends payable solely in shares of its Capital Stock).

                 "Revolving Credit Advance" means any advance by the Banks under the Revolving Credit Commitments.

                 "Revolving Credit Borrowing" shall mean a borrowing under the Revolving Credit Commitment consisting of Revolving Credit Advances made to the Borrower at the same time by, in the case of a Syndicated Revolving Credit Borrowing, the Banks or in the case of a Money Market Revolving Credit Borrowing, one or more of the Banks. A Revolving Credit Borrowing is a "Syndicated Revolving Credit Borrowing" if such advances are Syndicated Revolving Credit Advances" or a "Money Market Revolving Credit Borrowing" if such advances are Money Market Revolving Credit Advances. A Revolving Credit Borrowing is a "Euro-Dollar Borrowing" if such Revolving Credit Advances are made as Euro-Dollar Loans and a "Base Rate Borrowing" if such Revolving Credit Advances are made as Base Rate Loans.

                 "Revolving Credit Commitment" means with respect to each Bank, (i) the amount designated as the Revolving Credit Commitment set forth opposite the name of such Bank on the signature pages hereof, or (ii) as to any Bank which enters into an Assignment and Acceptance (whether as transferor Bank or as Assignee thereunder), the amount of such Bank's Revolving Credit Commitment after giving effect to such Assignment and Acceptance, in each case as such amount may be reduced from time to time pursuant to Sections 2.08 and 2.09.

                 "Revolving Credit Maturity Date" shall mean March 21, 1998 as such date may be extended pursuant to Section 2.05(a)(ii);

                 "Stock Payment" means any payment (whether in the form of money or property) made by the Borrower or any Subsidiary on account of the purchase, redemption, retirement or acquisition by such Borrower or Subsidiary of any shares of its Capital Stock. As to any payment made in the form of property, the amount of such payment shall be deemed to be equal to the fair market value of such property.

                 "Stockholders' Equity" means, at any time, the shareholders' equity of the Borrower and its Consolidated Subsidiaries, as set forth or reflected on the most recent consolidated balance sheet of the Borrower and its Consolidated Subsidiaries prepared in accordance with generally accepted accounting principles consistently applied, but excluding any Non-Convertible Redeemable Preferred Stock of the Borrower or any of its Consolidated Subsidiaries. Shareholders' equity would generally include, but not be limited to (i) the par or stated value of all outstanding Nonredeemable Capital Stock plus paid in capital, (ii) capital surplus, (iii) retained earnings, (iv) unearned stock compensation, (v) cumulative foreign currency translation adjustments and (vi) subtracting items such as (A) purchases of treasury stock, (B) unrealized investment losses, (C) receivables due from an employee stock ownership plan and (D) employee stock ownership plan debt guarantees, provided, however, that Stockholders' Equity shall exclude unrealized gains and losses resulting from adjusting the book value of securities from a cost basis to a market basis in accordance with Financial Accounting Standards Board Statement No. 115.

                 "Subsidiary" means any corporation or other entity (including, without limitation, Liberty Life, Pierce National, Liberty Insurance Services, Cosmos, North American National Corporation and American Funeral Assurance Company) of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by the Borrower.

                 "Surplus Relief Reinsurance Transaction" shall mean any transaction in which any Subsidiary within the Insurance Group cedes business under a reinsurance agreement that would be considered a "financing-type" reinsurance agreement as determined by the independent certified public accountants of the Subsidiaries within the Insurance Group in accordance with generally accepted accounting principles, as the same may be revised from time to time.

                 "Syndicated Convertible Loan" means a Convertible Loan which is a Base Rate Loan or a Euro-Dollar Loan and Syndicated Convertible Loans means Convertible Loans which are Base Rate Loans or Euro-Dollar Loans, or any or all of them, as the context shall require.

                 "Syndicated Convertible Loan Notes" means promissory notes of the Borrower, substantially in the form of Exhibit A-4 hereto, evidencing the obligation of the Borrower to repay the Syndicated Convertible Loans, together with all amendments, consolidations, modifications, renewals and supplements thereto and "Syndicated Convertible Loan Note" means any one of such Syndicated Convertible Loan Notes.

                 "Syndicated Revolving Credit Advance" means a Revolving Credit Advance which is a Base Rate Loan or a Euro-Dollar Loan and Syndicated Revolving Credit Advances means Revolving Credit Advances which are Base Rate Loans or Euro-Dollar Loans, or any or all of them, as the context shall require.

                 "Syndicated Revolving Credit Notes" means promissory notes of the Borrower, substantially in the form of Exhibit A-1 hereto, evidencing the obligation of the Borrower to repay the Syndicated Revolving Credit Advances, together with all amendments, consolidations, modifications, renewals and supplements thereto and "Syndicated Revolving Credit Note" means any one of such Syndicated Revolving Credit Notes.

                 "Term Loans" means any loan made by the Banks under the Term
Loan Commitments.   At no time shall there be more than one Interest Period
applicable to the Term Loans outstanding at the same time (for which purpose Interest Periods described in different numbered clauses of the definition of the term "Interest Period" shall be deemed to be different

Interest Periods even if they are coterminous). Any Term Loan which is a Euro-Dollar Loan shall, subject to the terms of paragraph (1) of the definition of Interest Period, have an Interest Period of three (3) months. Any Term Loan which is a Base Rate Loan shall, subject to the terms of paragraph (2) of the definition of Interest Period, have an Interest Period of 90 days.

                 "Term Loan Borrowing" shall mean a borrowing under the Term Loan Commitments consisting of Term Loans made to the Borrower at the same time by the Banks pursuant to Article II. A Term Loan Borrowing is a "Euro-Dollar Borrowing" if such Term Loans are made as Euro-Dollar Loans and a "Base Rate Borrowing" if such Term Loans are made as Base Rate Loans.

                 "Term Loan Commitment" means, with respect to each Bank, (i) the amount designated as the Term Loan Commitment set forth opposite the name of such Bank on the signature pages hereof, or (ii) as to any Bank which enters into an Assignment and Acceptance (whether as transferor Bank or as Assignee thereunder), the amount of such Bank's Term Loan Commitment after giving effect to such Assignment and Acceptance, in each case as such amount may be reduced from time to time pursuant to Section 2.09.

                 "Term Loan Commitment Reduction Date" means each June 30, September 30, December 31 and March 31, commencing on June 30, 1997, and continuing thereafter until March 31, 2002.

                 "Term Loan Maturity Date" means March 31, 2002.

                 "Term Loan Note" means promissory notes of the Borrower, substantially in the form of Exhibit A-3 hereto evidencing the obligation of the Borrower to repay the Term Loans.

                 "Test Income" for any period means the sum of (i) Income of the Borrower and the Minor Subsidiaries for such period (excluding, however, (A) all dividends paid by Liberty Life to the Borrower or any Minor Subsidiary during such period in respect of shares of common stock or preferred stock of Liberty Life owned by the Borrower or any Minor Subsidiary, and (B) adjustments for capital gains and capital losses and operating gains and operating losses on asset sales realized by the Borrower and the Minor Subsidiaries for such period) and (ii) Income of Cosmos for such period.

                 "Third Parties" means all lessees, sublessees, licensees and other users of the Properties, excluding those users of the Properties in the ordinary course of the Borrower's business and on a temporary basis.

                 "Transferee" has the meaning set forth in Section 9.07(d).

                 "Unmatured Prior Loans" means the following Borrowings under the Prior Credit Agreement: (i) a $115,000,000 Money Market Borrowing with an interest period maturing March 31, 1995; and (ii) a $47,000,000 Money Market Borrowing with an interest period maturing March 29, 1995.

                 "Unused Convertible Loan Commitment" means at any date, with respect to any Bank, an amount equal to its Convertible Loan Commitment less the aggregate outstanding principal amount of its Convertible Loans on such day.

                 "Unused Revolving Credit Commitment" means at any date, with respect to any Bank, an amount equal to its Revolving Credit Commitment less the aggregate outstanding principal amount of its Revolving Credit Advances on such day.

                 "Wachovia" means Wachovia Bank of Georgia, N.A., a national banking association and its successors.

                 SECTION 1.02. Accounting Terms and Determinations. Unless otherwise specified herein, all terms of an accounting character used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with generally accepted accounting principles, applied on a basis consistent (except for changes concurred in by the Borrower's independent public accountants or otherwise required by a change in generally accepted accounting principles) with the most recent audited consolidated financial statements of the Borrower and its Consolidated Subsidiaries delivered to the Banks, unless with respect to any such change concurred in by the Borrower's independent public accountants or required by generally accepted accounting principles, in determining compliance with any of the provisions of this Agreement or any of the other Loan Documents: (i) the Borrower shall have objected to determining such compliance on such basis at the time of delivery of such financial statements, or (ii) the Required Banks shall so object in writing within 30 days after the delivery of such financial statements, in either of which events such calculations shall be made on a basis consistent with those used in the preparation of the latest financial statements as to which such objection shall not have been made (which, if objection is made in respect of the first financial statements delivered under Section 5.01 hereof, shall mean the financial statements referred to in Section 4.04).

                 SECTION 1.03. References. Unless otherwise indicated, references in this Agreement to "Sections" are references to sections hereof and references in this Agreement to "Articles" are references to articles hereof.

                                   ARTICLE II

                                  THE CREDITS

                 SECTION 2.01.  Commitments to Lend.

                 (a) The Revolving Credit. Each Bank severally agrees, on the terms and conditions set forth herein, to make Syndicated Revolving Credit Advances to the Borrower from time to time before the Revolving Credit Maturity Date; provided that, immediately after each such Revolving Credit Advance is made, the aggregate outstanding principal amount of Syndicated Revolving Credit Advances by such Bank shall not exceed the amount of its Revolving Credit Commitment, and provided further that the aggregate principal amount of all

Syndicated Revolving Credit Advances, together with the aggregate principal amount of all Unmatured Prior Loans and Money Market Revolving Credit Advances at any one time outstanding shall not exceed the aggregate amount of the Revolving Credit Commitments of all of the Banks at such time. Each Syndicated Revolving Credit Borrowing under this Section shall be in an aggregate principal amount of: (i) $10,000,000 or any larger multiple of $1,000,000, if such Revolving Credit Borrowing consists of Revolving Credit Advances made as Euro-Dollar Loans; and (ii) $2,000,000 or any larger multiple of $1,000,000, if such Revolving Credit Borrowing consists of Revolving Credit Advances made as Base Rate Loans (except that any such Revolving Credit Borrowing may be in the aggregate amount of the Unused Revolving Credit Commitments) and shall be made from the several Banks ratably in proportion to their respective Revolving Credit Commitments. Within the foregoing limits, the Borrower may borrow under this Section 2.01 (a), repay or, to the extent permitted by Section 2.10, prepay Syndicated Revolving Credit Advances and reborrow under this Section
2.01 (a) at any time before the Revolving Credit Maturity Date.

                 (b) The Term Loans. Each Bank severally agrees, on the terms and conditions set forth herein, to make Term Loans to the Borrower from time to time before the Term Loan Maturity Date; provided that, at no time shall any Bank have more than one Term Loan outstanding and immediately after each such Term Loan is made, the aggregate outstanding principal amount of the Term Loan made by such Bank shall not exceed such Bank's Term Loan Commitment; and provided further that the aggregate principal amount of all Term Loans at any one time outstanding shall not exceed the aggregate amount of the Term Loan Commitments of all of the Banks at such time. Within the foregoing limits, the Borrower may borrow under this Section 2.01 (b), repay or to the extent permitted by Section 2.10, prepay Term Loans and reborrow under this Section
2.01 (b) at any time before the Term Loan Maturity Date; provided, however, (i) after the initial Term Loan Borrowing, the proceeds of any Term Loan Borrowing shall be used exclusively for the purpose of repaying Term Loans maturing on the date of such Term Loan Borrowing and for no other purpose; and (ii) the ability to reborrow may be limited by the provisions of Section 2.09(b)(3) hereof; (iii) each Term Loan Borrowing shall be made from the several Banks ratably in proportion to their respective Term Loan Commitments; and (iv) the initial Term Loan Borrowing shall be made on or before April 1, 1995.

                 (c) The Convertible Loans. Each Bank severally agrees, on the terms and conditions set forth herein, to make Syndicated Convertible Loans to the Borrower from time to time before the Convertible Loan Maturity Date; provided that, at no time prior to or on the Conversion Date shall any Bank have more than four (4) Syndicated Convertible Loans outstanding and at no time after the Conversion Date shall any Bank have more than one (1) Syndicated Convertible Loan outstanding; provided further that immediately after each such Syndicated Convertible Loan is made, the aggregate outstanding principal amount of the Syndicated Convertible Loans by such Bank shall not exceed such Bank's Convertible Loan Commitment, provided further that the aggregate principal amount of all Syndicated Convertible Loans, together with the aggregate principal amount of all Money Market Convertible Loans, at any one time outstanding shall not exceed the aggregate amount of the Convertible Loan Commitments of all of the Banks at such time. Each Convertible Loan Borrowing made under this Paragraph 2.01 (c) shall be in an aggregate principal amount of: (i) $10,000,000 or any larger multiple of $1,000,000, if such Convertible Loan Borrowing consists of Convertible Loans made as Euro-Dollar Loans; and
(ii) $2,000,000 or any larger multiple of $1,000,000, if such

Convertible Loan Borrowing consists of Convertible Loans made as Base Rate Loans (except that any Convertible Loan Borrowing may be in the aggregate amount of the Unused Convertible Loan Commitments) and shall be made from the several Banks ratably in proportion to their respective Convertible Loan Commitments. Within the foregoing limits, the Borrower may borrow under this
Section 2.01 (c), repay or, to the extent permitted by Section 2.10, prepay Syndicated Convertible Loans and reborrow under this Section 2.01 (c) at any time before the Convertible Loan Maturity Date; provided, however, that after the Conversion Date; (i) the proceeds of any Convertible Loan Borrowing shall be used exclusively for the purpose of repaying Convertible Loans maturing on the date of such Convertible Loan Borrowing and for no other purpose; and (ii) the ability to reborrow may be limited by the provisions of Section 2.09 (c)(4) hereof.

                 SECTION 2.02. Method of Borrowing Term Loans and Syndicated Loans. (a) The Borrower shall give the Agent notice in the form attached hereto as Exhibit G (a "Notice of Borrowing") prior to 11:00 A.M. (Atlanta, Georgia time) on the Domestic Business Day of each Base Rate Borrowing and at least 3 Euro-Dollar Business Days before each Euro-Dollar Borrowing, specifying:

                 (i) whether such borrowing constitutes a Syndicated Revolving Credit Borrowing, Term Loan Borrowing or Syndicated Convertible Loan Borrowing, and the date of such borrowing, which shall be a Domestic Business Day in the case of a Base Rate Borrowing or a Euro-Dollar Business Day in the case of a Euro-Dollar Borrowing,

                 (ii) the aggregate amount of the Syndicated Revolving Credit Borrowing, Term Loan Borrowing or Syndicated Convertible Loan Borrowing, as the case may be, and

                 (iii) whether the Term Loans comprising a Term Loan Borrowing, the Revolving Credit Advances comprising a Syndicated Revolving Credit Borrowing or the Convertible Loans comprising a Syndicated Convertible Loan Borrowing are to be Base Rate Loans or Euro-Dollar Loans, and the duration of the Interest Period applicable thereto, subject to the provisions of the definition of Interest Period.

                 (b) Upon receipt of a Notice of Borrowing, the Agent shall promptly notify each Bank of the contents thereof and of such Bank's ratable share of such Syndicated Revolving Credit Borrowing, Term Loan Borrowing or Syndicated Convertible Loan Borrowing, as the case may be, and such Notice of Borrowing shall not thereafter be revocable by the Borrower.

                 (c) Not later than 1:00 p.m. (Atlanta, Georgia time) on the date of each Syndicated Revolving Credit Borrowing, Term Loan Borrowing or Syndicated Convertible Loan Borrowing, as the case may be, referenced in the Notice of Borrowing, each Bank shall (except as provided in subsection (d) of this Section) make available its ratable share of such Syndicated Revolving Credit Borrowing, Term Loan Borrowing, or Syndicated Convertible Loan Borrowing, as the case may be, in Federal or other funds immediately available in Atlanta, Georgia, to the Agent at its address referred to in or specified pursuant to Section 9.01. Unless the Agent determines that any applicable condition specified in Article III has not been satisfied, the Agent will make the funds so received from the Banks available to the Borrower at the Agent's aforesaid address. Unless the Agent receives notice from a Bank, at the Agent's address referred to in Section 9.01, no later than 4:00 P.M. (local time at such address) on the Domestic Business Day before the date of the applicable Syndicated Revolving Credit Borrowing, Term Loan Borrowing or Syndicated Convertible Loan Borrowing stating that such Bank will not make the applicable Syndicated Revolving Credit Advance, Term Loan or Syndicated Convertible Loan in connection with such Syndicated Revolving Credit Borrowing, Term Loan Borrowing or Syndicated Convertible Loan Borrowing, as the case may be, the Agent shall be entitled to assume that such Bank will make the Syndicated Revolving Credit Advance, Term Loan or Syndicated Convertible Loan in connection with such Syndicated Revolving Credit Borrowing, Term Loan Borrowing or Syndicated Convertible Loan Borrowing, and, in reliance on such assumption, the Agent may (but shall not be obligated to) make available such Bank's ratable share of such Syndicated Revolving Credit Borrowing, Term Loan Borrowing or Syndicated Convertible Loan Borrowing, as the case may be, to the Borrower for the account of such Bank. If the Agent makes such Bank's ratable share available to the Borrower and such Bank does not in fact make its ratable share of such Syndicated Revolving Credit Borrowing, Term Loan Borrowing or Syndicated Convertible Loan Borrowing, as the case may be, available on such date, the Agent shall be entitled to recover such Bank's ratable share from such Bank or the Borrower (and for such purpose shall be entitled to charge such amount to any account of the Borrower maintained with the Agent), together with interest thereon for each day during the period from the date of such Syndicated Revolving Credit Borrowing, Term Loan Borrowing or Syndicated Convertible Loan Borrowing, as the case may be, until such sum shall be paid in full at a rate per annum equal to the rate at which the Agent determines that it obtained (or could have obtained) overnight Federal funds to cover such amount for each such day during such period, provided that any such payment by the Borrower of such Bank's ratable share and interest thereon shall be without prejudice to any rights that the Borrower may have against such Bank. If such Bank shall repay to the Agent such corresponding amount, such amount so repaid shall constitute such Bank's Revolving Credit Advance, Term Loan or Convertible Loan, as the case may be, included in such borrowing for purposes of this Agreement.

                 (d) If any Bank makes: (i) a new Syndicated Revolving Credit Advance hereunder on a day on which the Borrower is to repay all or any part of an outstanding Syndicated Revolving Credit Advance from such Bank; (ii) a new Term Loan hereunder on a day on which the Borrower is to repay all or any part of an outstanding Term Loan from such Bank; or (iii) a new Syndicated Convertible Loan hereunder on a day on which the Borrower is to repay all or any part of an outstanding Syndicated Convertible Loan from such Bank, such Bank shall apply the proceeds of its new Syndicated Revolving Credit Advance, Term Loan or Syndicated Convertible Loan, as the case may be, to make such repayment and only an amount equal to the difference (if any) between the amount being borrowed and the amount being repaid shall be made available by such Bank to the Agent as provided in subsection (c) of this Section, or remitted by the Borrower to the Agent as provided in Section 2.12, as the case may be.

                 (e) Notwithstanding anything to the contrary contained in this Agreement, no Euro-Dollar Borrowing may be made if there shall have occurred a Default or an Event of Default, which Default or Event of Default shall not have been cured or waived in writing.

                 (f) In the event that a Notice of Borrowing fails to specify whether the Revolving Credit Advances comprising such Syndicated Revolving Credit Borrowing, the Convertible Loans comprising such Syndicated Convertible Loan Borrowing or the Term Loans comprising such Term Loan Borrowing are to be Base Rate Loans or Euro-Dollar Loans, such Revolving Credit Advances, Convertible Loans or Term Loans, as the case may be, shall be made as Base Rate Loans. If the Borrower is otherwise entitled under this Agreement to: (1) repay any Revolving Credit Advances maturing at the end of an Interest Period applicable thereto with the proceeds of a new Revolving Credit Borrowing; or (2) repay any Term Loans maturing at the end of an Interest Period applicable thereto with the proceeds of a new Term Loan Borrowing; or
(3) repay any Convertible Loans maturing at the end of an Interest Period applicable thereto with the proceeds of a new Convertible Loan Borrowing, and the Borrower fails to repay such Revolving Credit Advances, Term Loans or Convertible Loans, as the case may be, using its own moneys and fails to give a Notice of Borrowing in connection with a new corresponding Syndicated Revolving Credit Borrowing, Syndicated Convertible Loan or Term Loan, a new Syndicated Revolving Credit Borrowing, Syndicated Convertible Loan Borrowing or Term Loan Borrowing shall be deemed to be made on the date such Revolving Credit Advances, Convertible Loans or Term Loans, as the case may be, mature in an amount equal to the principal amount of the Revolving Credit Advances, Convertible Loans or Term Loans, as the case may be, so maturing, and the Revolving Credit Advances, Convertible Loans or Term Loans, as the case may be, comprising such new Syndicated Revolving Credit Borrowing, Syndicated Convertible Loan Borrowing or Term Loan Borrowing shall be Base Rate Loans.

                 SECTION 2.03. Money Market Loans. (a) In addition to making Syndicated Convertible Loans and Syndicated Revolving Credit Advances, the Borrower may, as set forth in this Section, request the Banks to make offers to make: (i) Money Market Revolving Credit Advances to the Borrower; and (ii) prior to the Conversion Date, Money Market Convertible Loans to the Borrower. The Borrower shall not have the right to request the Banks to make offers to make Money Market Revolving Credit Advances or Money Market Convertible Loans at any time that the ratio of Consolidated Debt to Cash Flow (calculated as provided in Section 5.13) is greater than or equal to 5.5 to 1.0. The Banks may, but shall have no obligation to, make such offers and the Borrower may, but shall have no obligation to, accept any such offers in the manner set forth in this Section, provided that:

                 (i) there may be no more than 8 different Interest Periods for both Syndicated Revolving Credit Advances and Money Market Revolving Credit Advances outstanding at the same time (for which purpose Interest Periods described in different numbered clauses of the definition of the term "Interest Period" shall be deemed to be different Interest Periods even if they are coterminous);

                 (ii) the aggregate principal amount of all Money Market Revolving Credit Advances, together with the aggregate principal amount of all Unmatured Prior Loans and Syndicated Revolving Credit Advances, at any one time outstanding shall not exceed the aggregate amount of the Revolving Credit Commitments of all of the Banks at such time;

                 (iii) there may be no more than 4 different Interest Periods for both Syndicated Convertible Loans and Money Market Convertible Loans outstanding at the same time (for which purpose Interest Periods described in different numbered clauses of the definition of the term "Interest Period" shall be deemed to be different Interest Periods even if they are coterminous);

                 (iv) the aggregate principal amount of all Money Market Convertible Loans, together with the aggregate principal amount of all Syndicated Convertible Loans, at any one time outstanding shall not exceed the aggregate amount of the Convertible Loan Commitments of all of the Banks at such time; and

                 (v) there may be no more than a total of 8 different Interest Periods for Syndicated Revolving Credit Advances, Money Market Revolving Credit Advances, Syndicated Convertible Loans and Money Market Convertible Loans outstanding at the same time (for which purpose Interest Periods described in different numbered clauses of the definition of the term "Interest Period" shall be deemed to be different Interest Periods even if they are coterminous).


                 (b) When the Borrower wishes to request offers to make Money Market Revolving Credit Advances or Money Market Convertible Loans, it shall give the Agent (which shall promptly notify the Banks) notice substantially in the form of Exhibit H hereto (a "Money Market Quote Request") so as to be received no later than 12:00 P.M. (Atlanta, Georgia time) one Domestic Business Day prior to the date of the Money Market Revolving Credit Borrowing or Money Market Convertible Loan Borrowing, as the case may be, proposed therein (or such other time and date as the Borrower and the Agent, with the consent of the Required Banks, may agree), specifying:

                 (i) the proposed date of such Money Market Revolving Credit Borrowing or Money Market Convertible Loan Borrowing, as the case may be, which shall be a Domestic Business Day (the "Quotation Date");

                 (ii) the aggregate amount of such Money Market Revolving Credit Borrowing or Money Market Convertible Loan Borrowing, as the case may be, which shall be at least $5,000,000 (and in larger multiples of $1,000,000) but shall not cause the limits specified in
         Section 2.03(a) to be violated; and

                 (iii) the duration of the Interest Period applicable thereto, which shall be 7 to 180 days.

                 The Borrower may request offers to make Money Market Loans for up to three different Interest Periods in a single Money Market Quote Request; provided that the request for each separate Interest Period shall be deemed to be a separate Money Market Quote Request for a separate Money Market Revolving Credit Borrowing or Money Market Convertible Loan Borrowing. Except as otherwise provided in the immediately preceding sentence, the Borrower shall not deliver a Money Market Quote Request more frequently than once every 5 Domestic Business Days.

                 (c) (i) Each Bank may, but shall have no obligation to, submit a Money Market Quote containing an offer to make Money Market Revolving Credit Advances or Money Market Convertible Loans, in response to any Money Market Quote Request; provided that, if the Borrower's request under Section 2.03(b) specified more than one Interest Period, such Bank may, but shall have no obligation to, make a single submission containing a separate offer for each such Interest Period and each such separate offer shall be deemed to be a separate Money Market Quote. Each Money Market Quote must be submitted to the Agent not later than 10:00 A.M. (Atlanta, Georgia time) on the Quotation Date (or such other time and date as the Borrower and the Agent, with the consent of the Required Banks, may agree); provided that any Money Market Quote submitted by Wachovia Bank of North Carolina, N.A. or Wachovia Bank of South Carolina, N.A. may be submitted, and may only be submitted, if Wachovia Bank of North Carolina, N.A. or Wachovia Bank of South Carolina, N.A., as the case may be, notifies the Borrower of the terms of the offer contained therein not later than 9:45 A.M. (Atlanta, Georgia time) on the Quotation Date. Subject to Section 6.01, any Money Market Quote so made shall be irrevocable absent manifest error except with the written consent of the Agent given on the instructions of the Borrower.

                 (ii) Each Money Market Quote shall be in substantially the form of Exhibit I hereto and shall specify:

                          (A) the proposed date of the Money Market Revolving Credit Borrowing or Money Market Convertible Loan Borrowing, as the case may be, and the duration of the Interest Period therefor, which shall be 7 to 180 days;

                          (B) the maximum principal amount of the Money Market Revolving Credit Advance or Money Market Convertible Loan which the quoting Bank is willing to make for the applicable Interest Period, which principal amount (x) may be greater than or less than the Revolving Credit Commitment or Convertible Loan Commitment, as the case may be, of the quoting Bank, (y) shall be at least $5,000,000 or a larger multiple of $1,000,000, and (z) may not exceed the principal amount of the Money Market Revolving Credit Borrowing or Money Market Convertible Loan Borrowing, as the case may be, for which offers were requested;

                          (C) the rate of interest per annum (rounded, if necessary, to the nearest 1/100th of 1%) (the "Money Market Rate") offered for each such Money Market Revolving Credit Advance or Money Market Convertible Loan; and

                          (D)     the identity of the quoting Bank.

         Unless otherwise agreed by the Agent and the Borrower, no Money Market Quote shall contain qualifying, conditional or similar language or propose terms other than or in addition to those set forth in the applicable Money Market Quote Request (other than setting forth the maximum principal amount of the Money Market Revolving Credit Advance or Money Market Convertible Loan, as the case may be, which the quoting Bank is willing to make for the applicable Interest Period).

                 (d) The Agent shall as promptly as practicable after the Money Market Quote is submitted (but in any event not later than 10:30 A.M. (Atlanta, Georgia time) notify the Borrower of the terms (i) of any Money Market Quote submitted by a Bank that is in accordance with Section 2.03(c) and
(ii) of any Money Market Quote that amends, modifies or is otherwise inconsistent with a previous Money Market Quote submitted by such Bank with respect to the same Money Market Quote Request. Any such subsequent Money Market Quote shall be disregarded by the Agent unless such subsequent Money Market Quote is submitted solely to correct a manifest error in such former Money Market Quote. The Agent's notice to the Borrower shall specify (A) the maximum aggregate principal amount of the Money Market Revolving Credit Borrowing or Money Market Convertible Loan Borrowing, as the case may be, for which offers have been received and (B) the maximum principal amount and Money Market Rates so offered by each Bank (identifying the Bank that made each Money Market Quote).

                 (e) Not later than 11:00 A.M. (Atlanta, Georgia time) on the Quotation Date (or such other time and date as the Borrower and the Agent, with the consent of the Required Banks, may agree), the Borrower shall notify the Agent of its acceptance or nonacceptance of the offers so notified to it pursuant to Section 2.03(d) and the Agent shall promptly notify each Bank that has submitted a Money Market Quote. In the case of acceptance, such notice shall specify the aggregate principal amount of offers for each Interest Period that are accepted. The Borrower may accept any Money Market Quote in whole or in part (provided that any Money Market Quote accepted in part from any Bank shall not be less than the amount set forth in the Money Market Quote of such Bank as the minimum principal amount of the Money Market Revolving Credit Advance or Money Market Convertible Loan, as the case may be, such Bank was willing to make for the applicable Interest Period); provided that:

                 (i) the aggregate principal amount of each Money Market Revolving Credit Borrowing or Money Market Convertible Loan Borrowing, as the case may be, may not exceed the applicable amount set forth in the related Money Market Quote Request;

                 (ii) the aggregate principal amount of each Money Market Revolving Credit Borrowing or Money Market Convertible Loan Borrowing, as the case may be, shall be at least $5,000,000 (and in larger multiples of $1,000,000) but shall not cause the limits specified in
         Section 2.03(a) to be violated;

                 (iii) acceptance of offers may only be made in ascending order of Money Market Rates; and

                 (iv) the Borrower may not accept any offer where the Agent has advised the Borrower that such offer fails to comply with Section 2.03(c)(ii) or otherwise fails to comply with the requirements of this Agreement (including, without limitation, Section 2.03(a)).

If offers are made by two or more Banks with the same Money Market Rates for a greater aggregate principal amount than the amount in respect of which offers are accepted for the related Interest Period, the principal amount of Money Market Revolving Credit Advances or Money Market Convertible Loans, as the case may be, in respect of which such offers are accepted shall be allocated by the Borrower among such Banks as nearly as possible (in multiples of $100,000) in proportion to the aggregate principal amount of such offers. Determinations by the Borrower of the amounts of Money Market Revolving Credit Advances or Money Market Convertible Loans, as the case may be, shall be conclusive in the absence of manifest error.

                 (f) Any Bank whose offer to make any Money Market Revolving Credit Advances or Money Market Convertible Loans, as the case may be, has been accepted shall, not later than 12:00 P.M. (Atlanta, Georgia time) on the Quotation Date, make the amount of such Loan available to the Agent at its address referred to in Section 9.01 in immediately available funds. The amount so received by the Agent shall, subject to the terms and conditions of this Agreement, be made available to the Borrower on such date by depositing the same, in immediately available funds, in an account of the Borrower maintained with Wachovia.

                 SECTION 2.04. Notes. (a)(i) The Syndicated Revolving Credit Advances of each Bank shall be evidenced by a single Syndicated Revolving Credit Note payable to the order of such Bank for the account of its Lending Office in an amount equal to the original principal amount of such Bank's Revolving Credit Commitment; and (ii) the Money Market Revolving Credit Advances of each Bank shall be evidenced by a single Money Market Revolving Credit Note payable to the order of such Bank for the account of its Lending Office in an amount equal to the original principal amount of the aggregate of the Banks' Revolving Credit Commitments.

                 (b) The Term Loan of each Bank shall be evidenced by a single Term Loan Note payable to the order of such Bank for the account of its Lending Office in an amount equal to the original principal amount of such Bank's Term Loan Commitment.

                 (c)(i) The Syndicated Convertible Loans of each Bank shall be evidenced by a single Syndicated Convertible Loan Note payable to the order of such Bank for the account of its Lending Office in an amount equal to the original principal amount of such Bank's Convertible Loan Commitment; and (ii) the Money Market Convertible Loans of each Bank shall be evidenced by a single Money Market Convertible Loan Note payable to the order of such Bank for the account of its Lending Office in an amount equal to the original principal amount of the aggregate of the Banks' Convertible Loan Commitments.

                 (d) Upon receipt of each Bank's Notes pursuant to Section 3.01, the Agent shall deliver such Notes to such Bank. Each Bank shall record, and prior to any transfer of its Notes shall endorse on the schedule forming a part thereof appropriate notations to evidence, the date, amount and maturity of, and effective interest rate for, each Revolving Credit Advance,

Term Loan or Convertible Loan, as the case may be, made by it, the date and amount of each payment of principal made by the Borrower with respect thereto and in the case of Syndicated Revolving Credit Advances, Term Loans or Syndicated Convertible Loans, as the case may be, whether such Loan is a Base Rate Loan or Euro-Dollar Loan, and such schedule shall constitute rebuttable presumptive evidence of the principal amount owing and unpaid on such Bank's Notes; provided that the failure of any Bank to make, or any error in making, any such recordation or endorsement shall not affect the obligation of the Borrower hereunder or under the Notes or the ability of any Bank to assign its Notes. Each Bank is hereby irrevocably authorized by the Borrower so to endorse its Notes and to attach to and make a part of any Note a continuation of any such schedule as and when required.

                 SECTION 2.05. Maturity of Revolving Credit Advances, Term Loans and Convertible Loans.

                 (a) Revolving Credit Advances. (i) Each Revolving Credit Advance included in any Revolving Credit Borrowing shall mature, and the principal amount thereof shall be due and payable, on the first to occur of:
(A) the last day of the Interest Period applicable to such Revolving Credit Borrowing; or (B) the Revolving Credit Maturity Date; provided, however, that the aggregate outstanding principal amount of all Syndicated Revolving Credit Advances, together with all Money Market Revolving Credit Advances at any one time outstanding shall not exceed the aggregate amount of the Revolving Credit Commitments of all of the Banks at such time.

                 (ii) Upon written request of the Borrower, which shall be made in writing and delivered to the Agent on a Domestic Business Day no more than 90 and no fewer than 60 days prior to the First Anniversary Date or no more than 90 and no fewer than 60 days prior to the Second Anniversary Date, the Banks and the Agent in their sole and absolute discretion may (but shall not be obligated to) extend the then effective Revolving Credit Maturity Date for a period of one year. The Revolving Credit Maturity Date may be extended on either the First Anniversary Date or the Second Anniversary Date or on both the First Anniversary Date and the Second Anniversary Date for a maximum total extension of two years. The terms of any extension of the Revolving Credit Maturity Date shall be independently negotiated among the Borrower, the Banks and the Agent at the time of the extension request, provided that the terms of the extension may be the same as those in effect prior to any extension should the Borrower, the Banks and the Agent so agree; provided, further, that should the terms of the extension be other than those in effect prior to the extension, then the Loan Documents shall be amended to the extent necessary to incorporate any such different terms. In the event that a Bank chooses to extend the Revolving Credit Maturity Date for such one year period, notice shall be given by such Bank to the Borrower and the Agent not more than 30, nor fewer than 15, days prior to the then relevant Anniversary Date; provided that the Revolving Credit Maturity Date shall not be extended with respect to any of the Banks (regardless of whether any relevant Bank has delivered a favorable extension notice) unless the Required Banks have delivered favorable extension notices and are willing to extend the Revolving Credit Maturity Date and either
(i) the remaining Banks shall on the Revolving Credit Maturity Date (prior to its extension hereunder) purchase ratable assignments (without any obligations so to do) from each Bank (a "Terminating Revolver Bank") that has not elected to extend the Revolving Credit Maturity Date (or that has failed to provide the Agent and Borrower a favorable extension notice) (in the form of an

Assignment and Acceptance) in accordance with their respective percentage of the remaining aggregate amount of the Revolving Credit Commitments; provided that such remaining Banks shall be provided such opportunity (which opportunity shall allow such Banks at least five Domestic Business Days in which to make a decision) prior to the Borrower finding another bank pursuant to the immediately succeeding clause (ii); and provided, further, that should any of the remaining Banks elect not to purchase such an assignment, then such other remaining Banks shall be entitled to purchase an assignment on the Revolving Credit Maturity Date (prior to its extension hereunder) from any Terminating Revolver Bank which includes the ratable interest that was otherwise available to such non-purchasing remaining Bank or Banks, as the case may be; (ii) the Borrower shall find another bank, acceptable to the Agent, willing to accept an assignment on the Revolving Credit Maturity Date (prior to its extension hereunder) from such Terminating Revolver Bank (in the form of an Assignment and Acceptance); or (iii) the Borrower shall reduce the Revolving Credit Commitments on the Revolving Credit Maturity Date (prior to its extension hereunder) in an amount equal to the sum of the Revolving Credit Commitments of all such Terminating Revolver Banks which are not assigned pursuant to clause
(i) or (ii) above.

                 (b) Term Loans. Each Term Loan included in any Term Loan Borrowing shall mature, and the principal amount thereof shall be due and payable, on the first to occur of: (i) the last day of the Interest Period applicable to such Term Loan Borrowing; or (ii) the Term Loan Maturity Date; provided, however, that the aggregate outstanding principal amount of all Term Loans at any one time outstanding shall not exceed the aggregate amount of the Term Loan Commitments of all of the Banks at such time.

                 (c) Convertible Loans. (i) Each Convertible Loan included in any Convertible Loan Borrowing shall mature, and the principal amount thereof shall be due and payable, on the first to occur of: (A) the last day of the Interest Period applicable to such Convertible Loan Borrowing; or (B) the Convertible Loan Maturity Date; provided, however, that the aggregate outstanding principal amount of all Syndicated Convertible Loans, together with all Money Market Convertible Loans, at any one time outstanding shall not exceed the aggregate amount of the Convertible Loan Commitments of all the Banks at such time.

                 (ii) Upon written request of the Borrower, which shall be made in writing and delivered to the Agent on a Domestic Business Day no more than 90 and no fewer than 60 days prior to the First Anniversary Date or no more than 90 and no fewer than 60 days prior to the Second Anniversary Date, the Banks and the Agent in their sole and absolute discretion may (but shall not be obligated to) extend the then effective Convertible Loan Maturity Date for a period of one year. The Convertible Loan Maturity Date may be extended on either the First Anniversary Date or the Second Anniversary Date or on both the First Amendment Date and the Second Anniversary Date for a maximum total extension of two years. The terms of any extension of the Convertible Loan Maturity Date shall be independently negotiated among the Borrower, the Banks and the Agent at the time of the extension request, provided that the terms of the extension may be the same as those in effect prior to any extension should the Borrower, the Banks and the Agent so agree; provided, further, that should the terms of the extension be other than those in effect prior to the extension, then the Loan Documents shall be amended to the extent necessary to incorporate any such different terms. In the event that a Bank chooses to extend the Convertible Loan Maturity Date for such one year period, notice shall be given by such Bank to the Borrower and the Agent not more than 30, nor fewer than 15, days prior to the then relevant Anniversary Date; provided that the Convertible Loan Maturity Date shall not be extended with respect to any of the Banks (regardless of whether any relevant Bank has delivered a favorable extension notice) unless the Required Banks have delivered favorable extension notices and are willing to extend the Convertible Loan Maturity Date and either
(i) the remaining Banks shall on the Convertible Loan Maturity Date (prior to its extension hereunder) purchase ratable assignments (without any obligations so to do) from each Bank (a "Terminating Convertible Bank") that has not elected to extend the Convertible Loan Maturity Date (or that has failed to provide the Agent and Borrower a favorable extension notice) (in the form of an Assignment and Acceptance) in accordance with their respective percentage of the remaining aggregate amount of the Convertible Loan Commitments; provided that such remaining Banks shall be provided such opportunity (which opportunity shall allow such Banks at least five Domestic Business Days in which to make a decision) prior to the Borrower finding another bank pursuant to the immediately succeeding clause (ii); and provided, further, that should any of the remaining Banks elect not to purchase such an assignment, then such other remaining Banks shall be entitled to purchase an assignment on the Convertible Loan Maturity Date (prior to its extension hereunder) from any Terminating Convertible Bank which includes the ratable interest that was otherwise available to such non-purchasing remaining Bank or Banks, as the case may be;
(ii) the Borrower shall find another bank, acceptable to the Agent, willing to accept an assignment on the Convertible Loan Maturity Date (prior to its extension hereunder) from such Terminating Convertible Bank (in the form of an Assignment and Acceptance); or (iii) the Borrower shall reduce the Convertible Loan Commitments on the Convertible Loan Maturity Date (prior to its extension hereunder) in an amount equal to the sum of the Convertible Loan Commitments of all such Terminating Convertible Banks which are not assigned pursuant to clause (i) or (ii) above. In the event that the Borrower requests an extension of the Convertible Loan Maturity Date pursuant to this Section 2.05(c)(ii) no more than 90 days prior to the Second Anniversary Date nor fewer than 60 days prior to the Second Anniversary Date, the Borrower's right to deliver a Conversion Notice shall terminate.

                 SECTION 2.06. Interest Rates. (a) "Applicable Margin" shall be determined quarterly based upon the ratio of Consolidated Debt to Cash Flow (calculated as provided in Section 5.13), as set forth on Schedule 2.06.

Each of the Applicable Margins for the Term Loans during periods in which they bear interest calculated by reference to the Adjusted London Interbank offered Rate Loans shall be increased by 1/8% on the day after the second Anniversary Date. The Applicable Margin shall be determined effective as of the date (herein, the "Rate Determination Date") which is 60 days after the last day of the Fiscal Quarter as of the end of which the foregoing ratio is being determined, based on the quarterly financial statements for such Fiscal Quarter, and the Applicable Margin so determined shall remain effective from such Rate Determination Date until the date which is 60 days after the last day of the Fiscal Quarter in which such Rate Determination Date falls (which latter date shall be a new Rate Determination Date); provided that (i) for the period from and including the Closing Date to but excluding the Rate Determination Date next following the Closing Date, the Applicable Margin shall be (A) 0.0% for Base Rate Loans, (B) .50% for Term Loans which are Euro-Dollar Loans and Convertible Loans which are Euro-Dollar Loans on and after the Conversion Date; and (C) .35% for Revolving Credit Advances which are Euro-

Dollar Loans and Convertible Loans which are Euro-Dollar Loans prior to the Conversion Date, (ii) in the case of an Applicable Margin determined from the Borrower-prepared quarterly financial statements for the fourth and final Fiscal Quarter of a Fiscal Year, in the event that the annual audited statements for such Fiscal Year subsequently provided to the Banks indicate that the Applicable Margin originally determined to be effective on the Rate Determination Date immediately following the end of such Fiscal Quarter was inappropriate in light of such annual audited financial statements, then the Applicable Margin shall be adjusted retroactively to such Rate Determination Date to reflect the proper Applicable Margin, and (iii) if on any Rate Determination Date the Borrower shall have failed to deliver to the Banks the financial statements required to be delivered pursuant to Section 5.01(b) with respect to the Fiscal Quarter most recently ended prior to such Rate Determination Date, then for the period beginning on such Rate Determination Date and ending on the earlier of (A) the date on which the Borrower shall deliver to the Banks the financial statements to be delivered pursuant to
Section 5.01(b) with respect to such Fiscal Quarter or any subsequent Fiscal Quarter, and (B) the date on which the Borrower shall deliver to the Banks annual financial statements required to be delivered pursuant to Section 5.01(a) with respect to the Fiscal Year which includes such Fiscal Quarter or any subsequent Fiscal Year, the Applicable Margin shall be determined as if the ratio of Consolidated Debt to Cash Flow was more than 5.5 to 1.0 at all times during such period. Any change in the Applicable Margin on any Rate Determination Date shall result in a corresponding change, effective on and as of such Rate Determination Date, in the interest rates applicable to each Term Loan, Syndicated Revolving Credit Advance and Syndicated Convertible Loan outstanding on such Rate Determination Date.

                 (b) For each day during each Interest Period in which the Term Loans, Convertible Loans or any Revolving Credit Advance is a Base Rate Loan, the applicable Term Loan, Convertible Loan and Revolving Credit Advance shall bear interest on the outstanding principal amount thereof, at a rate per annum equal to the sum of the Base Rate for such day plus the Applicable Margin. Such interest shall be payable for each Interest Period on the last day thereof. Any overdue principal of and, to the extent permitted by applicable law, overdue interest on any Base Rate Loan may, at the election of the Required Banks, bear interest, payable on demand, for each day until paid at a rate per annum equal to the Default Rate.

                 (c) For each day during each Interest Period in which the Term Loans, Convertible Loans or any Revolving Credit Advance is a Euro-Dollar Loan the applicable Term Loan, Convertible Loan and Revolving Credit Advance shall bear interest on the outstanding principal amount thereof, at a rate per annum equal to the sum of the Applicable Margin plus the applicable Adjusted London Interbank Offered Rate for such Interest Period; provided that if any Euro-Dollar Loan shall, as a result of clause (1)(c) of the definition of Interest Period, have an Interest Period of less than one month, such Euro-Dollar Loan shall bear interest during such Interest Period at the rate applicable to Base Rate Loans during such period. Such interest shall be payable for each Interest Period on the last day thereof and, if such Interest Period is longer than three (3) months, at intervals of three months after the first day thereof. Any overdue principal of and, to the extent permitted by applicable law, overdue interest on any Euro-Dollar Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the Default Rate.

                 The "Adjusted London Interbank Offered Rate" applicable to any Interest Period means a rate per annum equal to the quotient obtained (rounded upward, if necessary, to the next higher 1/100th of 1%) by dividing (i) the applicable London Interbank Offered Rate for such Interest Period by (ii) 1.00 minus the Euro-Dollar Reserve Percentage.

                 The "London Interbank Offered Rate" applicable to any Euro-Dollar Loan means for the Interest Period of such Euro-Dollar Loan the rate per annum determined on the basis of the offered rate for deposits in Dollars of amounts equal or comparable to the principal amount of such Euro-Dollar Loan offered for a term comparable to such Interest Period, which rates appear on the Reuters Screen LIBO Page, effective as of approximately 11:00 a.m., London time, two (2) Euro-Dollar Business Days prior to the first day of such Interest Period, provided that (i) if more than one such offered rate appears on the Reuters Screen LIBO Page, the "London Interbank Offered Rate" will be the arithmetic average (rounded upward, if necessary, to the next higher 1/100th of 1%) of such offered rates; and (ii) if no such offered rates appear on such page, the "London Interbank Offered Rate" for such Interest Period will be the arithmetic average (rounded, if necessary, to the next higher 1/100th of 1%) of rates quoted by not less than 2 major banks in New York City, selected by the Agent, at approximately 10:00 a.m., New York City time, 2 Euro-Dollar Business Days prior to the first day of such Interest Period, for deposits in Dollars offered to leading European banks for a period comparable to such Interest Period in an amount comparable to the principal amount of the Euro-Dollar Borrowing of which such Euro-Dollar Loan is a part.

                 "Euro-Dollar Reserve Percentage" means for any day that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement for a member bank of the Federal Reserve System in respect of "Eurocurrency liabilities" (or in respect of any other category of liabilities which includes deposits by reference to which the interest rate on Euro-Dollar Loans is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of any Bank to United States residents). The Adjusted London Interbank Offered Rate shall be adjusted automatically on and as of the effective date of any change in the Euro-Dollar Reserve Percentage.

                 (d) At all times after the Conversion Date, the Convertible Loans shall at all times be either Euro-Dollar Loans or Base Rate Loans and bear interest as provided in this Section, provided further that: (i) at any time prior to or on the Conversion Date, there may be in effect only four
(4) different Interest Periods applicable to the Convertible Loans; (ii) at any time after the Conversion Date, there may be in effect only one (1) Interest Period applicable to the Convertible Loans; and (iii) at any time there may be in effect only one (1) Interest Period applicable to the Term Loans; (iv) at any time prior to or on the Conversion Date, there may be in effect only eight (8) different Interest Periods applicable to the Convertible Loans and the Revolving Credit Advances; and (v) at any time after the Conversion Date, there may be in effect only nine (9) Interest Periods applicable to the Convertible Loans and the Revolving Credit Advances.

                 (e) Each Money Market Convertible Loan and each Money Market Revolving Credit Advance shall bear interest on the outstanding principal amount thereof, for the Interest Period applicable thereto, at a rate per annum equal to the Money Market Rate for such Loan quoted by the Bank making such Loan in accordance with Section 2.03. Such interest shall be payable for such Interest Period on the last day thereof and, if such Interest Period is longer than 90 days, at intervals of 90 days after the first day thereof. Any overdue principal of and, to the extent permitted by law, overdue interest on any Money Market Convertible Loan and any Money Market Revolving Credit Advance shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the Default Rate.

                 (f) The Agent shall determine each interest rate applicable to the Term Loans, Convertible Loans and Revolving Credit Advances hereunder (other than interest rates applicable to Money Market Revolving Credit Advances or Money Market Convertible Loans). The Agent shall give prompt notice to the Borrower and the Banks by telecopy of each rate of interest so determined, and its determination thereof shall be conclusive in the absence of manifest error.


                 (g) After the occurrence and during the continuance of a Default, the principal amount of the Term Loans, Convertible Loans and Revolving Credit Advances (and, to the extent permitted by applicable law, all accrued interest thereon) may, at the election of the Required Banks, bear interest at the Default Rate. The Term Loans, Convertible Loans and Revolving Credit Advances shall bear interest at a rate per annum equal to the Default Rate following any judgment in favor of the Banks on the Notes.

                 (h) Notwithstanding anything to the contrary contained herein, (i) there shall not be more than nine (9), at any time prior to or on the Conversion Date, or ten (10), at anytime after the Conversion Date, different Interest Periods applicable to the Term Loans, Convertible Loans and Revolving Credit Advances outstanding at the same time (for which purpose Interest Periods described in different numbered clauses of the definition of the term "Interest Period" shall be deemed to be different Interest Periods even if they are coterminous) and (ii) the proceeds of any Base Rate Borrowing shall be applied first to repay the unpaid principal amount of all Revolving Credit Advances made as Base Rate Loans (if any) outstanding immediately before such Base Rate Borrowing.

                 (i) Notwithstanding anything herein to the contrary, if one or more Term Loan Commitment Reduction Dates are scheduled to occur during an Interest Period in which the Term Loans are Euro-Dollar Loans other than on the last day of such Interest Period, then during such Interest Period a portion of the outstanding balance of the Term Loans which is equal to the aggregate amount of the principal payment due on the Term Loans on such Term Loan Commitment Reduction Dates shall be Base Rate Loans, and only the remaining portion of the outstanding principal of the Term Loans shall constitute Euro-Dollar Loans. Notwithstanding anything herein to the contrary, if one or more Convertible Loan Commitment Reduction Dates are scheduled to occur during an Interest Period in which the Convertible Loans are Euro-Dollar Loans other than on the last day of such Interest Period, then during such Interest Period a portion of the outstanding balance of the Convertible Loans equal to the aggregate amount of the principal payment due on the Convertible Loans on such Convertible Loan Commitment Reduction Date shall be Base Rate Loans, and only the remaining portion of the outstanding principal of the Convertible Loans shall constitute Euro-Dollar Loans.

                 SECTION 2.07. Fees. (a) The Borrower shall pay to the Agent for the ratable account of each Bank a facility fee equal to the product of:
(i) the aggregate of the daily average amounts of such Bank's Revolving Credit Commitment and Convertible Loan Commitment (irrespective of usage), times (ii) a per annum percentage equal to the Applicable Facility Fee Rate from and including the Closing Date to and including the later of: (i) the Revolving Credit Maturity Date; and (ii) the Convertible Loan Maturity Date. Facility fees shall be payable quarterly in arrears on the fifteenth day following each Facility Fee Determination Date and on the later of: (i) the Revolving Credit Maturity Date; or (ii) the Convertible Loan Maturity Date; provided, that should the Convertible Loan Commitments and the Revolving Credit Commitments be terminated at any time for any reason, the entire accrued and unpaid facility fee shall be paid on the date of such termination. The "Applicable Facility Fee Rate" shall be determined quarterly based upon the ratio of Consolidated Debt to Cash Flow (calculated as provided in Section 5.13) as follows:

                     Ratio of                                       Applicable
                   Consolidated                                      Facility
                 Debt to Cash Flow                                   Fee Rate
                 -----------------                                  ----------
                 Greater than or equal to 5.5 to 1.0                  + .300%

                 Equal to or greater than 4.75 to 1.0
                 but less than 5.5 to 1.0                             + .250%

                 Equal to or greater than 3.75 to 1.0
                 but less than 4.75 to 1.0                            + .200%

                 Equal to or greater than 3.25 to 1.0
                 but less than 3.75 to 1.0                            + .175%

                 Less than 3.25 to 1.0                                + .150%

The Applicable Facility Fee Rate shall be determined effective as of the date (herein, the "Facility Fee Determination Date") which is 60 days after the last day of the Fiscal Quarter as of the end of which the foregoing ratio is being determined, based on the quarterly financial statements for such Fiscal Quarter, and the Applicable Facility Fee Rate so determined shall remain effective from such Facility Fee Determination Date until the date which is 60 days after the last day of the Fiscal Quarter in which such Facility Fee Determination Date falls (which latter date shall be a new Facility Fee Determination Date); provided that (i) for the period from and including the Closing Date to but excluding the Facility Fee Determination Date next following the Closing Date, the Applicable Facility Fee Rate shall be 0.15% (15/100%); (ii) in the case of an Applicable Facility Fee Rate determined from the Borrower-prepared quarterly financial statements for the fourth and final Fiscal Quarter of a Fiscal Year, in the event that the annual audited statements for such Fiscal Year subsequently provided to the Banks indicate that the Applicable Facility Fee Rate originally determined to be effective on the Facility Fee Determination Date immediately following the end of such Fiscal Quarter was inappropriate in light of such annual audited financial statements, then the Applicable Facility Fee Rate shall be adjusted retroactively to such Facility Fee Determination Date to reflect the proper Applicable Facility Fee Rate, and (iii) if on any Facility Fee Determination Date the Borrower shall have failed to deliver to the Banks the financial statements required to be delivered pursuant to Section 5.01(b) with respect to the Fiscal Quarter most recently ended prior to such Facility Fee Determination Date, then for the period beginning on such Facility Fee Determination Date and ending on the earlier of (A) the date on which the Borrower shall deliver to the Banks the financial statements to be delivered pursuant to Section 5.01(b) with respect to such Fiscal Quarter or any subsequent Fiscal Quarter, and (B) the date on which the Borrower shall deliver to the Banks annual financial statements required to be delivered pursuant to Section 5.01(a) with respect to the Fiscal Year which includes such Fiscal Quarter or any subsequent Fiscal Year, the Applicable Facility Fee Rate shall be determined as if the ratio of Consolidated Debt to Cash Flow was more than 5.5 to 1.0 at all times during such period.

                 (b) The Borrower shall also pay to the Agent for the ratable account of each Bank a conversion rights fee on the aggregate of the daily average amounts of such Bank's Convertible Loan Commitment, for the period from and including the Closing Date to and including the first to occur of: (i) the Conversion Date; or (ii) the Second Anniversary Date, at a rate equal to .025% per annum. Conversion rights fees shall be payable quarterly in arrears on the fifteenth day following each Facility Fee Determination Date and on the first to occur of: (i) the Conversion Date; or (ii) the Second Anniversary Date; provided, that should the Convertible Loan Commitments be terminated at any time for any reason, the entire accrued and unpaid conversion rights fee shall be paid on the date of such termination.

                 (c) The Borrower shall pay to each Bank on the Closing Date a fee in an amount equal to .05% multiplied by the aggregate amount of such Bank's Revolving Credit Commitment, Term Loan Commitment and Convertible Loan Commitment.

                 (d) The Borrower shall pay to the Agent, for the account and sole benefit of the Agent, such fees and other amounts at such times as set forth in the Agent's Letter Agreement.

                 SECTION 2.08. Optional Termination or Reduction of Revolving Credit Commitments, Convertible Loan Commitments and Term Loan Commitments.

                 (a) The Borrower may, upon at least 3 Domestic Business Days' notice to the Agent, terminate at any time, or proportionately reduce from time to time by an aggregate amount of at least $10,000,000 or any larger multiple of $1,000,000 the Revolving Credit Commitments or the Convertible Loan Commitments. If the Revolving Credit Commitments are terminated in their entirety, all accrued fees (as provided under Section 2.07) which are applicable to the Revolving Credit Commitments shall be payable on the effective date of such termination. If the Convertible Loan Commitments are terminated in their entirety, all accrued fees (as provided under Section 2.07) which are applicable to the Convertible Loan Commitments shall be payable on the effective date of such termination. A notice of reduction or termination of the Revolving Credit Commitments or Convertible Loan Commitments hereunder, once given, shall not thereafter be revocable by the Borrower.

                 (b) The Borrower may, upon at least 3 Domestic Business Days' notice to the Agent, terminate at any time, or proportionately reduce from time to time by an aggregate amount of at least $10,000,000 or any larger multiple of $1,000,000 the Term Loan Commitments. A notice of reduction or termination of the Term Loan Commitments hereunder, once given, shall not thereafter be revocable by the Borrower.

                 SECTION 2.09.  Mandatory Reduction and Termination of
Commitments.

                 (a) Revolving Credit Commitments. The Revolving Credit Commitments shall terminate on the Revolving Credit Maturity Date and any Revolving Credit Advance then outstanding (together with accrued interest thereon) shall be due and payable on such date.

                 (b) Term Loan Commitments. (1) The Term Loan Commitments shall terminate on the Term Loan Maturity Date and any Term Loans then outstanding (together with accrued interest thereon) shall be due and payable on such date.

                 (2) The aggregate amount of the Term Loan Commitments shall be reduced in twenty (20) consecutive quarterly installments in the amount of $5,000,000 each on each Term Loan Commitment Reduction Date.

                 (3) If the Borrower shall repay or prepay any Term Loans other than with the proceeds of a new Term Loan Borrowing under the Term Loan Commitments then there shall be a mandatory reduction of the Term Loan Commitments to an amount equal to the aggregate principal amount of all Term Loans then outstanding (after giving effect to such repayment or prepayment).

                 (4) The aggregate amount of the Term Loan Commitments shall be automatically reduced on the Domestic Business Day which is three (3) Domestic Business Days following the last day of each Fiscal Quarter, in an amount equal to the sum of: (i) fifty percent (50%) of the Net Proceeds of Debt received by the Borrower during such Fiscal Quarter, plus (ii) fifty percent (50%) of the Net Proceeds of Preferred Stock received by the Borrower during such Fiscal Quarter.

                 (5) Each reduction of the Term Loan Commitments shall be applied to reduce the Term Loan Commitments of the several Banks ratably. No optional reduction of the Term Loan Commitments pursuant to Section 2.08 or otherwise shall reduce the amount of any subsequent mandatory reduction pursuant to this Section 2.09 (b) and no mandatory reduction of the Term Loan Commitments pursuant to any paragraph of this Section 2.09 (b) shall reduce the amount of any subsequent mandatory reduction of the Term Loan Commitments pursuant to such paragraph or any other paragraph of this Section 2.09 (b).

                 (c) Convertible Loan Commitments. (1) The Convertible Loan Commitments shall terminate on the Convertible Loan Maturity Date and any Convertible Loans then outstanding (together with accrued interest thereon) shall be due and payable on such date.

                 (2) If the Borrower delivers to the Agent a Conversion Notice pursuant to Section 2.14, and on the Conversion Date the Convertible Loan Commitments shall not have been reduced to a lesser amount pursuant to
Section 2.08 hereof, then on the Conversion Date there shall be a mandatory reduction of the Convertible Loan Commitments to an amount equal to the aggregate principal amount of all Convertible Loans outstanding on the Conversion Date.

                 (3) If the Borrower delivers to the Agent a Conversion Notice pursuant to Section 2.14, then after the Conversion Date, the aggregate amount of the Convertible Loan Commitments shall be reduced on each Convertible Loan Commitment Reduction Date in twenty (20) consecutive quarterly installments, each in an amount equal to the quotient determined by dividing
(i) the aggregate Convertible Loan Commitment on the Conversion Date, after giving effect to any reductions pursuant to Section 2.09 (c)(2), by (ii) twenty
(20).

                 (4) If the Borrower delivers to the Agent a Conversion Notice pursuant to Section 2.14, then on and at all times after the Conversion Date, if the Borrower shall repay or prepay any Convertible Loans other than with the proceeds of a new Convertible Loan under the Convertible Loan Commitments then there shall be a mandatory reduction of the Convertible Loan Commitments to an amount equal to the aggregate principal amount of all Convertible Loans then outstanding (after giving effect to such repayment or prepayment).

                 (5) Each reduction of the Convertible Loan Commitments shall be applied to reduce the Convertible Loan Commitments of the several Banks ratably. No optional reduction of the Convertible Loan Commitments pursuant to Section 2.08 or otherwise shall reduce the amount of any subsequent mandatory reduction pursuant to this Section 2.09 (c) and no mandatory reduction of the Convertible Loan Commitments pursuant to any paragraph of this
Section 2.09 (c) shall reduce the amount of any subsequent mandatory reduction of the Convertible Loan Commitments pursuant to such paragraph or any other paragraph of this Section 2.09 (c).

                 SECTION 2.10. Optional Prepayments of Revolving Credit Advances, Term Loans and Convertible Loans. (a) The Borrower may, upon at least 1 Domestic Business Day's notice to the Agent, prepay any Revolving Credit Advance, Convertible Loan or Term Loan that is a Base Rate Loan in whole at any time, or from time to time in part in amounts aggregating at least $10,000,000 or any larger multiple of $1,000,000, by paying the principal amount to be prepaid together with accrued interest thereon to the date of prepayment. Each such optional prepayment shall be applied to prepay ratably the Revolving Credit Advances, Term Loans or Convertible Loans, as the case may be, of the several Banks; provided that such prepayment shall be applied, first, to Revolving Credit Advances outstanding on the date of such prepayment (in direct order of maturity) and then, to the extent necessary, to the Convertible Loans outstanding on the date of such prepayment (in the inverse order of maturity) and then, to the extent necessary, to the Term Loans outstanding on the date of such prepayment (in the inverse order of maturity).

                 (b) Except as provided in Section 8.02, the Borrower may not prepay all or any portion of the principal amount of any Euro-Dollar Loan or any Money Market Convertible Loan or any Money Market Revolving Credit Advance, except on the last day of the applicable Interest Period.

                 (c) Upon receipt of a notice of prepayment pursuant to this Section, the Agent shall promptly notify each Bank of the contents thereof and of such Bank's ratable share of such prepayment and such notice shall not thereafter be revocable by the Borrower.

                 SECTION 2.11.  Mandatory Prepayments.   (a) On each date on
which the Revolving Credit Commitments are reduced pursuant to Section 2.08 or
Section 2.09, the Borrower shall repay or prepay such principal amount of the outstanding Revolving Credit Advances, if any (together with interest accrued thereon and any amounts due under Section 8.05(a)), as may be necessary so that after such payment the aggregate unpaid principal amount of the Revolving Credit Advances does not exceed the aggregate amount of the Revolving Credit Commitments as then reduced. Each such payment or prepayment shall be applied to repay or prepay ratably the Revolving Credit Advances of the several Banks; provided, that such prepayment shall be applied, first to Syndicated Revolving Credit Advances outstanding on the date of such prepayment (in direct order of maturity) and then to the extent necessary, to Money Market Revolving Credit Advances outstanding on the date of such prepayment (in direct order of maturity).

                 (b) In the event that the aggregate principal amount of all Revolving Credit Advances at any one time outstanding shall at any time exceed the aggregate amount of the Revolving Credit Commitments of all of the Banks at such time, the Borrower shall immediately repay (in the inverse order of maturity) so much of the Revolving Credit Advances as is necessary in order that the aggregate principal amount of the Revolving Credit Advances thereafter outstanding shall not exceed the aggregate amount of the Revolving Credit Commitments of all of the Banks at such time.

                 (c) On each date on which the Term Loan Commitments are reduced pursuant to Section 2.08 or Section 2.09, the Borrower shall repay or prepay such principal amount of the outstanding Term Loans, if any (together with interest accrued thereon and any amounts due under Section 8.05(a)), as may be necessary so that after such payment the aggregate unpaid principal amount of the Term Loans does not exceed the aggregate amount of the Term Loan Commitments as then reduced. Each such payment or prepayment shall be applied to repay or prepay ratably the Term Loans of the several Banks.

                 (d) On each date on which the Convertible Loan Commitments are reduced pursuant to Section 2.08 or Section 2.09, the Borrower shall repay or prepay (in the inverse order of maturity) such principal amount of the outstanding Convertible Loans, if any (together with interest accrued thereon and any amounts due under Section 8.05(a)), as may be necessary so that after such payment the aggregate unpaid principal amount of the Convertible Loans does not exceed the aggregate amount of the Convertible Loan Commitments as then reduced. Each such payment or prepayment shall be applied to repay or prepay ratably the Convertible Loans of the several Banks; provided, that, if such reduction occurs prior to the Conversion Date, such prepayment be applied, first to Syndicated Convertible Loans outstanding on the date of such prepayment (in direct order of maturity) and then, to the extent necessary, to Money Market Convertible Loans outstanding on the date of such prepayment (in direct order of maturity).

                 SECTION 2.12. General Provisions as to Payments. (a) The Borrower shall make each payment of principal of, and interest on, the Convertible Loans, Term Loans and Revolving Credit Advances and of conversion rights fees and facility fees hereunder, not later than 11:00 A.M. (Atlanta, Georgia time) on the date when due, in Federal or other funds immediately available in Atlanta, Georgia, to the Agent at its address referred to in
Section 9.01. The Agent will promptly distribute to each Bank its ratable share of each such payment received by the Agent for the account of the Banks.

                 (b) Whenever any payment of principal of, or interest on, the Base Rate Loans, the Money Market Revolving Credit Advances, the Money Market Convertible Loans or of fees shall be due on a day which is not a Domestic Business Day, the date for payment thereof shall be extended to the next succeeding Domestic Business Day. Whenever any payment of principal of, or interest on, the Euro-Dollar Loans shall be due on a day which is not a Euro-Dollar Business Day, the date for payment thereof shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case the date for payment thereof shall be the next preceding Euro-Dollar Business Day. If the date for any payment of principal is extended by operation of law or otherwise, interest thereon shall be payable for such extended time.

                 (c) All payments of principal, interest and fees and all other amounts to be made by the Borrower pursuant to this Agreement with respect to any Convertible Loan, Term Loan or Revolving Credit Advance or fee relating thereto shall be paid without deduction for, and free from, any tax, imposts, levies, duties, deductions, or withholdings of any nature now or at anytime hereafter imposed by any governmental authority or by any taxing authority thereof or therein excluding in the case of each Bank, taxes imposed on or measured by its net income, and franchise taxes imposed on it, by the jurisdiction under the laws of which such Bank is organized or any political subdivision thereof and, in the case of each Bank, taxes imposed on its income, and franchise taxes imposed on it, by the jurisdiction of such Bank's applicable Lending Office or any political subdivision thereof (all such non-excluded taxes, imposts, levies, duties, deductions or withholdings of any nature being "Taxes"). In the event that the Borrower is required by applicable law to make any such withholding or deduction of Taxes with respect to any Convertible Loan, Term Loan or Revolving Credit Advance or fee or other amount, the Borrower shall pay such deduction or withholding to the applicable taxing authority, shall promptly furnish to any Bank in respect of which such deduction or withholding is made all receipts and other documents evidencing such payment and shall pay to such Bank additional amounts as may be necessary in order that the amount received by such Bank after the required withholding or other payment shall equal the amount such Bank would have received had no such withholding or other payment been made. If no withholding or deduction of Taxes are payable in respect of any Convertible Loan, Term Loan or Revolving Credit Advance or fee relating thereto, the Borrower shall furnish any Bank, at such Bank's request, a certificate from each applicable taxing authority or an opinion of counsel acceptable to such Bank, in either case stating that such payments are exempt from or not subject to withholding or deduction of Taxes. If the Borrower fails to provide such original or certified copy of a receipt evidencing payment of Taxes or certificate(s) or opinion of counsel of exemption, the Borrower hereby agrees to compensate such Bank for, and indemnify them with respect to, the tax consequences of the Borrower's failure to provide evidence of tax payments or tax exemption.

                 In the event any Bank receives a refund of any Taxes paid by the Borrower pursuant to this Section 2.12, it will pay to the Borrower the amount of such refund promptly upon receipt thereof; provided, however, if at any time thereafter it is required to return such refund, the Borrower shall promptly repay to it the amount of such refund.

                 Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower contained in this Section 2.12 shall (i) be applicable with respect to any Participant, Assignee or other Transferee, and any calculations required by such provisions shall be made based upon the circumstances of such Participant, Assignee or other Transferee, and (ii) constitute a continuing agreement and shall survive the termination of this Agreement and the payment in full or cancellation of the Notes.

                 SECTION 2.13. Computation of Interest and Fees. Interest on Base Rate Loans shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed (including the first day but excluding the last day). Interest on Euro-Dollar Loans, interest on Money Market Convertible Loans and interest on Money Market Revolving Credit Advances shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed, calculated as to each Interest Period from and including the first day thereof to but excluding the last day thereof. Conversion rights fees, facility fees and any other fees payable hereunder shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed (including the first day but excluding the last day).


                 SECTION 2.14 Conversion. Provided that the Borrower has not requested an extension of the Convertible Loan Maturity Date pursuant to
Section 2.05(c)(ii) no more than 90 days and no fewer than 60 days prior to the Second Anniversary Date, the Borrower may, at any time prior to or on the third Business Day prior to the Second Anniversary Date, deliver to the Agent a written notice (the "Conversion Notice") which shall set forth the Conversion Date which date shall be: (i) not more than 30 days nor less than 3 days from the date such Conversion Notice is received by the Agent; (ii) the last day of the Interest Periods applicable to the outstanding Convertible Loans; and (iii) on or before the Second Anniversary Date. Once delivered to the Agent, the Conversion Notice shall be irrevocable and shall terminate the Borrower's
rights under Section 2.05(c)(ii).   If the Borrower delivers to the Agent the
Conversion Notice, prior to or on the Second Anniversary Date, then effective on the Conversion Date, the Convertible Loan Maturity Date shall be extended to March 1, 2002.

                                  ARTICLE III

                            CONDITIONS TO BORROWINGS

                 SECTION 3.01. Conditions to First Borrowing. The obligation of each Bank to make any Loan on the occasion of the first Borrowing is subject to the satisfaction of the conditions set forth in Section 3.02 and the following additional conditions:

                 (a) receipt by the Agent from each of the parties hereto of either (i) a duly executed counterpart of this Agreement signed by such party or (ii) a telex or facsimile transmission stating that such party has duly executed a counterpart of this Agreement and sent such counterpart to the Agent;

                 (b) receipt by the Agent of the duly executed Notes for the account of each Bank complying with the provisions of Section 2.04;

                 (c) receipt by the Agent of an opinion (together with any opinions of local counsel relied on therein) of Martha G. Williams, General Counsel of the Borrower, substantially in the form of Exhibit B hereto and covering such additional matters relating to the transactions contemplated hereby as any Bank may reasonably request;

                 (d) receipt by the Agent of an opinion of Womble Carlyle Sandridge & Rice, PLLC, special counsel for the Agent, substantially in the form of Exhibit C hereto and covering such additional matters relating to the transactions contemplated hereby as the Agent may reasonably request;

                 (e) receipt by the Agent of a certificate, dated the date of the first Borrowing, substantially in the form of Exhibit D hereto, signed by a principal financial officer of the Borrower, to the effect that (i) no Default has occurred and is continuing on the date of the first Borrowing; and (ii) the representations and warranties of the Borrower contained in Article IV hereof are true on and as of the date of the first Borrowing hereunder;

                 (f) receipt by the Agent of all documents which the Agent may reasonably request relating to the existence of the Borrower, the corporate authority for and the validity of this Agreement and the Notes, and any other matters relevant hereto, all in form and substance satisfactory to the Agent, including without limitation a certificate of incumbency of the Borrower, signed by the Secretary or an Assistant Secretary of the Borrower, substantially in the form of Exhibit E hereto, certifying as to the names, true signatures and incumbency of the officer or officers of the Borrower authorized to execute and deliver the Loan Documents, and certified copies of the following items: (i) the Borrower's Certificate of Incorporation,
         (ii) the Borrower's Bylaws, (iii) a certificate of the Secretary of State of the State of South Carolina as to the existence of the Borrower as a South Carolina corporation, and (iv) the action taken by the Board of Directors of the Borrower authorizing the Borrower's execution, delivery and performance of this Agreement, the Notes and the other Loan Documents to which the Borrower is a party.

                 SECTION 3.02. Conditions to All Borrowings. The obligation of each Bank to make a Loan on the occasion of each Revolving Credit Borrowing, Term Loan Borrowing or Convertible Loan Borrowing is subject to the satisfaction of the following conditions:

                 (a) receipt by the Agent of notice of such Syndicated Revolving Credit Borrowing, Term Loan Borrowing or Syndicated Convertible Loan Borrowing, as the case may be, as required by Section
         2.02 or compliance with the provisions of Section 2.03 in the case of a Money Market Revolving Credit Borrowing or a Money Market Convertible Loan Borrowing;

                 (b) the fact that, immediately before and after such Revolving Credit Borrowing, Term Loan Borrowing or Convertible Loan Borrowing, as the case may be, no Default shall have occurred and be continuing;

                 (c) the fact that, immediately after such Revolving Credit Borrowing, Term Loan Borrowing or Convertible Loan Borrowing, as the case may be, (i) the aggregate outstanding principal amount of the Syndicated Convertible Loans of all Banks, together with the aggregate outstanding principal amount of all Money Market Convertible Loans, will not exceed the aggregate amount of the Convertible Loan Commitments; (ii) the aggregate outstanding principal amount of the Syndicated Revolving Credit Advances of all Banks, together with the aggregate outstanding principal amount of all Money Market Revolving Credit Advances will not exceed the aggregate amount of the Revolving Credit Commitments of all of the Banks as of such date; and (iii) the aggregate outstanding principal amount of the Term Loans will not exceed the aggregate amount of the Term Loan Commitments; and

                 (d) the fact that, the representations and warranties of the Borrower contained in Article IV of this Agreement shall be true on and as of the date of each Revolving Credit Borrowing and prior to the Conversion Date, each Convertible Loan Borrowing.

Each Revolving Credit Borrowing, Term Loan Borrowing and Convertible Loan Borrowing hereunder shall be deemed to be a representation and warranty by the Borrower on the date of such Revolving Credit Borrowing, Term Loan Borrowing or Convertible Loan Borrowing, as the case may be, as to the facts specified in clauses (b), (c) and (d) of this Section; provided that a Convertible Loan Borrowing made after the Conversion Date and a Term Loan Borrowing (excluding the initial Term Loan Borrowing) shall not be deemed to be such a representation and warranty as to the facts specified in clause (d) of this Section.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

                 The Borrower represents and warrants that:

                 SECTION 4.01. Corporate Existence and Power. The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, is duly qualified to transact business in every jurisdiction where, by the nature of its business, such qualification is necessary, and has all corporate powers and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

                 SECTION 4.02. Corporate and Governmental Authorization; No Contravention. The execution, delivery and performance by the Borrower of this Agreement, the Notes and the other Loan Documents (i) are within the Borrower's corporate powers, (ii) have been duly authorized by all necessary corporate action, (iii) require no action by or in respect of, or filing with, any governmental body, agency or official, (iv) do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation or by-laws of the Borrower or of any agreement, judgment, injunction, order, decree or other instrument binding upon the Borrower or any of its Subsidiaries, and (v) do not result in the creation or imposition of any Lien on any asset of the Borrower or any of its Subsidiaries.

                 SECTION 4.03. Binding Effect. This Agreement constitutes a valid and binding agreement of the Borrower enforceable in accordance with its terms, and the Notes and the other Loan Documents, when executed and delivered in accordance with this Agreement, will constitute valid and binding obligations of the Borrower enforceable in accordance with their respective terms, provided that the enforceability hereof and thereof is subject in each case to general principles of equity and to bankruptcy, insolvency and similar laws affecting the enforcement of creditors' rights generally.

                 SECTION 4.04. Financial Information. (a) The consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as of December 31, 1993 and the related consolidated statements of income, shareholders' equity and cash flows for the Fiscal Year then ended, reported on by Ernst & Young, copies of which have been delivered to each of the Banks, and the unaudited consolidated financial statements of the Borrower for the interim period ended December 31, 1994, copies of which have been delivered to each of the Banks, fairly present, in conformity with generally accepted accounting principles, the consolidated financial position of the Borrower and its Consolidated Subsidiaries as of such dates and their consolidated results of operations and cash flows for such periods.

                 (b) Since December 31, 1993, there has been no material adverse change in the business, financial position, results of operations or prospects of the Borrower and its Consolidated Subsidiaries.

                 (c) The Annual Statements of the licensed insurance companies within the Insurance Group together with the supplemental schedules thereto, as of December 31, 1994, copies of which have been delivered to each of the Banks, fairly present the respective financial positions of the licensed insurance companies within the Insurance Group as of such date and its results of operations and cash flow for such period.

                 SECTION 4.05. Litigation. There is no action, suit or proceeding pending, or to the knowledge of the Borrower threatened, against or affecting the Borrower or any of its Subsidiaries before any court or arbitrator or any governmental body, agency or official which could materially adversely affect the business, consolidated financial position or consolidated results of operations of the Borrower and its Consolidated Subsidiaries or which in any manner draws into question the validity or enforceability of, or could impair the ability of the Borrower to perform its obligations under, this Agreement, the Notes or any of the other Loan Documents.

                 SECTION 4.06. Compliance with ERISA. (a) The Borrower and each member of the Controlled Group have fulfilled their obligations, if any, under the minimum funding standards of ERISA and the Code with respect to each Plan and are in compliance in all material respects with the presently applicable provisions of ERISA and the Code, and have not incurred any liability to the PBGC or a Plan under Title IV of ERISA.

                 (b) Neither the Borrower nor any member of the Controlled Group is or ever has been obligated to contribute to any Multiemployer Plan.

                 SECTION 4.07. Taxes. There have been filed on behalf of the Borrower and its Subsidiaries all Federal, state and local income, excise, property and other tax returns which are required to be filed by them and all taxes due pursuant to such returns or pursuant to any assessment received by or on behalf of the Borrower or any Subsidiary have been paid. The charges, accruals and reserves on the books of the Borrower and its Subsidiaries in respect of taxes or other governmental charges are, in the opinion of the Borrower, adequate. United States income tax returns of the Borrower and its Subsidiaries have been examined and closed through the Fiscal Year ended December 31, 1985.

                 SECTION 4.08. Subsidiaries. Each of the Borrower's Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, is duly qualified to transact business in every jurisdiction where, by the nature of its business, such qualification is necessary, and has all corporate powers and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

                 SECTION 4.09. Not an Investment Company. The Borrower is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                 SECTION 4.10. Ownership of Property; Liens. Each of the Borrower and its Consolidated Subsidiaries has title to its Properties sufficient for the conduct of its business, and none of such Property is subject to any Lien except as permitted in Section 5.11.

                 SECTION 4.11. No Default. Neither the Borrower nor any of its Consolidated Subsidiaries is in default under or with respect to any agreement, instrument or undertaking to which it is a party or by which it or any of its property is bound which will be materially adverse to the business, operations, property or financial or other condition of the Borrower and its Consolidated Subsidiaries or which will materially adversely affect the ability of the Borrower to perform its obligations under the Loan Documents. No Default or Event of Default has occurred and is continuing.

                 SECTION 4.12. Full Disclosure. All information heretofore furnished by the Borrower to the Agent or any Bank for purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all such information hereafter furnished by the Borrower to the Agent or any Bank will be, true, accurate and complete in every material respect or based on reasonable estimates on the date as of which such information is stated or certified. The Borrower has disclosed to the Banks in writing any and all facts which materially and adversely affect or may affect (to the extent the Borrower can now reasonably foresee), the business, operations, prospects or condition, financial or otherwise, of the Borrower and its Consolidated Subsidiaries or the ability of the Borrower to perform its obligations under this Agreement or any other Loan Document.

                 SECTION 4.13. Environmental Matters. (a) Neither the Borrower nor any Subsidiary is subject to any Environmental Liability which is likely to have a material adverse effect on the business, financial position, results of operations or prospects of the Borrower or any of its Subsidiaries and neither the Borrower nor any Subsidiary has been designated as a potentially responsible party under CERCLA or under any state statute similar to CERCLA. None of the Properties has been identified on any current or proposed (i) National Priorities List under 40 C.F.R. Section 300, (ii) CERCLIS list or (iii) any list arising from a state statute similar to CERCLA.

                 (b) No Hazardous Materials have been or are being used, produced, manufactured, processed, generated, stored, disposed of, managed at, or shipped or transported to or from the Properties or are otherwise present at, on, in or under the Properties, or, to the best of the knowledge of the Borrower, at or from any adjacent site or facility, except for Hazardous Materials, such as cleaning solvents, pesticides and other materials used, produced, manufactured, processed, generated, stored, disposed of, and managed in the ordinary course of business in compliance with all applicable Environmental Requirements.

                 SECTION 4.14. Insolvency. After giving effect to the execution and delivery of the Loan Documents and the making of the Loans under this Agreement, the Borrower will not be "insolvent," within the meaning of such term as used in O.C.G.A Section 18-2-22, as amended from time to time, or as defined in Section 101 of Title 11 of the United States Code, as amended from time to time, or be unable to pay its debts generally as such debts become due, or have an unreasonably small amount of capital to engage in any business or transaction, whether current or contemplated.

                 SECTION 4.15 Public Utility Holding Company Act. Neither the Borrower nor any of its Subsidiaries is a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935, as amended.

                                   ARTICLE V

                                   COVENANTS

                 The Borrower agrees that, so long as any Bank has any Revolving Credit Commitment, Term Loan Commitment or Convertible Loan Commitment hereunder or any amount payable hereunder or under any Note remains unpaid:

                 SECTION 5.01. Information. The Borrower will deliver to each of the Banks:

                 (a) (i) as soon as available and in any event within 90 days after the end of each Fiscal Year, a consolidated balance sheet and the consolidating balance sheets of the Borrower and its Consolidated Subsidiaries as of the end of such Fiscal Year and the related consolidated and consolidating statements of income, shareholders' equity and cash flows for such Fiscal Year, setting forth in each case in comparative form the figures for the previous fiscal year, all certified by Ernst & Young or other independent public accountants of nationally recognized standing, with such certification to be free of exceptions and qualifications not acceptable to the Required Banks, and (ii) as soon as available and in any event within 90 days after the end of each fiscal year of each Subsidiary within the Insurance Group (excluding Liberty Insurance Services), a copy of the Annual Statement of each such Subsidiary within the Insurance Group (excluding Liberty Insurance Services), together with all supplemental schedules thereto, as of the end of such fiscal year, all prepared in accordance with statutory accounting principles;

                 (b) as soon as available and in any event within 60 days after the end of each Fiscal Quarter, a consolidated balance sheet and the consolidating balance sheets of the Borrower and its Consolidated Subsidiaries as of the end of such quarter and the related consolidated and consolidating statements of income and consolidated and consolidating statements of cash flows for such quarter and for the portion of the Fiscal Year ended at the end of such quarter, setting forth in each case in comparative form the figures for the corresponding quarter and the corresponding portion of the previous Fiscal Year, all certified (subject to normal year-end adjustments) as to fairness of presentation, generally accepted accounting principles and consistency by the chief financial officer or the chief accounting officer of the Borrower;

                 (c) simultaneously with the delivery of each set of financial statements referred to in clauses (a) and (b) above, a certificate of the chief financial officer or the chief accounting officer of the Borrower (i) setting forth in reasonable detail the calculations required to establish whether the Borrower was in compliance with the requirements of Sections 5.03 through 5.08, inclusive, 5.12, 5.13 and 5.17(b) on the date of such financial statements (which calculations shall be presented substantially in the form attached hereto as Schedule 5.01(c)) and (ii) stating whether any Default exists on the date of such certificate and, if any Default then exists, setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto;

                 (d) simultaneously with the delivery of each set of annual financial statements referred to in clause (a)(i) above, a statement of the firm of independent public accountants which reported on such statements to the effect that nothing has come to their attention to cause them to believe that any Default existed on the date of such financial statements;

                 (e) within five Domestic Business Days after the Borrower becomes aware of the occurrence of any Default, a certificate of the chief financial officer or the chief accounting officer of the Borrower setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto;

                 (f) promptly upon the mailing thereof to the shareholders of the Borrower, copies of all financial statements, reports and proxy statements so mailed;

                 (g) promptly upon the filing thereof, copies of all registration statements (other than the exhibits thereto and any registration statements on Form S-8 or its equivalent) and annual, quarterly or monthly reports which the Borrower shall have filed with the Securities and Exchange Commission;

                 (h) if and when any member of the Controlled Group (i) gives or is required to give notice to the PBGC of any "reportable event" (as defined in Section 4043 of ERISA) with respect to any Plan which might constitute grounds for a termination of such Plan under Title IV of ERISA, or knows that the plan administrator of any Plan has given or is required to give notice of any such reportable event, a copy of the notice of such reportable event given or required to be given to the PBGC; (ii) receives notice of complete or partial withdrawal liability under Title IV of ERISA, a copy of such notice; or (iii) receives notice from the PBGC under Title IV of ERISA of an intent to terminate or appoint a trustee to administer any Plan, a copy of such notice;

                 (i) promptly after the Borrower knows of the commencement or threat thereof, notice of any Forfeiture Proceeding;

                 (j) promptly after the Borrower knows of the commencement thereof, notice of any litigation, dispute or proceeding involving a claim against the Borrower and/or any Subsidiary for $5,000,000 or more in excess of amounts covered in full by applicable insurance; and

                 (k) from time to time such additional information regarding the financial position or business of the Borrower and its Subsidiaries as the Agent, at the request of any Bank, may reasonably request.

                 SECTION 5.02. Inspection of Property, Books and Records. The Borrower will keep, and will cause each Subsidiary to keep, proper books of record and account in which full, true and correct entries in conformity with generally accepted accounting principles shall be made of all dealings and transactions in relation to its business and activities; and will permit, and will cause each Subsidiary to permit, representatives of any Bank at such Bank's expense for such Bank's direct costs incurred prior to the occurrence of an Event of Default and at the Borrower's expense for all direct costs incurred after the occurrence of an Event of Default to visit and inspect any of their respective Properties, to examine and make abstracts from any of their respective books and records and to discuss their respective affairs, finances and accounts with their respective officers, employees and independent public accountants. The Borrower agrees to cooperate and assist in such visits and inspections, in each case at such reasonable times and as often as may reasonably be desired.

                 SECTION 5.03. Ratio of Consolidated Debt to Consolidated Total Capital. As of the last day of each Fiscal Quarter ending during each period set forth below, the ratio of Consolidated Debt to Consolidated Total Capital shall not be greater than the applicable ratio set forth below:

                             Period                                     Ratio
                             ------                                     -----
                 Closing Date
                 through March 31, 1996                              .40 to 1.00
                 April 1, 1996 and thereafter                        .35 to 1.00

                 SECTION 5.04. Minimum Stockholders' Equity. Stockholders' Equity will at no time be less than $400,000,000, plus the sum of: (i) 50% of the cumulative Reported Net Income during any period beginning after June 30, 1993 (taken as one accounting period), calculated quarterly but excluding from such calculations any quarter in which Reported Net Income is negative; and
(ii) 100% of the cumulative Net Proceeds of Convertible Preferred Stock received during any period after June 30, 1993, calculated quarterly.

                 SECTION 5.05. Stock Payments. Neither the Borrower nor any Subsidiary shall make any Stock Payment during any Fiscal Year unless after giving effect thereto (i) the aggregate amount of all Stock Payments made (A) during such Fiscal Year does not exceed $10,000,000, and (B) during the period commencing on the Closing Date and ending on the date such Stock Payment is made does not exceed $25,000,000, and (ii) no Default shall have occurred and be continuing.

                 SECTION 5.06. Restricted Payments. The Borrower will not declare or make any Restricted Payment if the amount of such Restricted Payment, when aggregated with all other Restricted Payments made after December 31, 1992, would exceed fifty percent (50%) of cumulative Net Income of the Borrower for all fiscal periods beginning January 1, 1993; provided that: (i) in no event shall the Borrower declare or make any Restricted Payment if after giving effect to the payment of any such Restricted Payment, a Default shall have occurred and be continuing; and (ii) for purposes of this Section 5.06 only, Net Income shall be determined without regard to any effect on Net Income resulting solely from any treatment of post-retirement benefits of the Borrower and its Consolidated Subsidiaries required by Financial Accounting Standards Board Statement No. 106.

                 SECTION 5.07. Fixed Charges Coverage. As of the last day of each Fiscal Quarter, commencing with the Fiscal Quarter ending March 31, 1995, the ratio of Adjusted Cash Flow for the period of four Fiscal Quarters ending on such day to Fixed Charges for the period of four Fiscal Quarters ending on such date shall not be less than 2.0.

                 SECTION 5.08. Capital Expenditures. Capital Expenditures will not exceed $15,000,000 in the aggregate in any Fiscal Year. For the purposes of this Section 5.08, "Capital Expenditures" shall exclude the following: (i) expenditures by Subsidiaries included within the Insurance Group or by LIG in connection with Investment Properties; (ii) expenditures by Subsidiaries included within the Insurance Group in connection with computer software; and (iii) Film Payments made by Cosmos.

                 SECTION 5.09. Loans or Advances. Neither the Borrower nor any of its Subsidiaries shall make loans or advances to any Person except Permitted Advances; provided that after giving effect to any such Permitted Advances, no Default shall have occurred and be continuing.

                 SECTION 5.10. Investments. The Borrower and its Subsidiaries shall not make investments in any Person except as permitted by Section 5.09 and except investments in (i) direct obligations of the United States Government maturing within one year, (ii) certificates of deposit issued by a commercial bank whose credit is satisfactory to the Agent, (iii) commercial paper rated A-1 or the equivalent thereof by Standard & Poor's Corporation or P-1 or the equivalent thereof by Moody's Investors Service, Inc. and in either case maturing within 6 months after the date of acquisition and/or (iv) tender bonds the payment of the principal of and interest on which is fully supported by a letter of credit issued by a United States bank whose long-term certificates of deposit are rated at least AA or the equivalent thereof by Standard & Poor's Corporation and Aa or the equivalent thereof by Moody's Investors Service, Inc.; provided, however, that (x) this Section 5.10 shall not prohibit investments made in the ordinary course of business involving either (A) the investment portfolio of any Subsidiary within the Insurance Group or (B) the real estate investment portfolio of the Borrower and its Minor Subsidiaries, and (y) notwithstanding clause (x) (A) of this Section 5.10, each bond portfolio of each of the

Subsidiaries within the Insurance Group must at all times maintain a weighted average quality rating of A or the equivalent thereof by Standard & Poor's Corporation or A-2 or the equivalent thereof by Moody's Investors Service, Inc.

                 SECTION 5.11. Negative Pledge. Neither the Borrower nor any Subsidiary will create, assume or suffer to exist any Lien on any asset now owned or hereafter acquired by it, except:

                 (a) Liens existing on the date of this Agreement securing Debt outstanding on the date of this Agreement in an aggregate principal amount not exceeding $8,500,000;

                 (b) any Lien existing on any asset of any corporation at the time such corporation becomes a Consolidated Subsidiary and not created in contemplation of such event;

                 (c) any Lien on any asset securing Debt incurred or assumed for the purpose of financing all or any part of the cost of acquiring or constructing such asset, provided that such Lien attaches to such asset concurrently with or within 18 months after the acquisition or completion of construction thereof;

                 (d) any Lien on any asset of any corporation existing at the time such corporation is merged or consolidated with or into the Borrower or a Consolidated Subsidiary and not created in contemplation of such event;

                 (e) any Lien existing on any asset prior to the acquisition thereof by the Borrower or a Consolidated Subsidiary and not created in contemplation of such acquisition;

                 (f)      any Lien securing an Intercompany Loan; and

                 (g) any Lien arising out of the refinancing, extension, renewal or refunding of any Debt secured by any Lien permitted by any of the foregoing clauses of this Section, provided that (i) such Debt is not secured by any additional assets, and (ii) the amount of such Debt secured by any such Lien is not increased.

                 SECTION 5.12. Maximum Consolidated Debt. Consolidated Debt will at no time exceed $385,000,000.

                 SECTION 5.13. Ratio of Consolidated Debt to Cash Flow. As of the last day of each Fiscal Quarter ending during each period set forth below, the ratio of Consolidated Debt as of such day to Cash Flow for the four Fiscal Quarters ending on such day shall not be greater than the applicable ratio set forth below.

                                  Period                                                Ratio
                                  ------                                                -----
                 Closing Date through June 30, 1995                                  6.50 to 1.00
                 July 1, 1995 through June 30, 1996                                  6.00 to 1.00
                 July 1, 1996 and thereafter                                         5.50 to 1.00

                 SECTION 5.14. Conduct of Business and Maintenance of Existence. The Borrower shall, and shall cause each Subsidiary to, (a) maintain its corporate existence and carry on its business in substantially the same manner and in substantially the same fields as such business is now carried on and maintained, and (b) preserve, renew and keep in full force and effect their respective rights, privileges, licenses (including, without limitation, all broadcast licenses and insurance licenses) and franchises necessary or desirable in the normal conduct of business. The business of any Subsidiary of the Borrower that is created or acquired by the Borrower after the date of this Agreement shall be in substantially the same field as the business of the Borrower and its Subsidiaries on the date of this Agreement.

                 SECTION 5.15. Dissolution. Neither the Borrower nor any of its Subsidiaries shall suffer or permit dissolution or liquidation either in whole or in part or redeem or retire any shares of its own stock or that of any Subsidiary, except (a) through corporate reorganization to the extent permitted by Section 5.16, and (b) the Borrower and any Subsidiary may make Stock Payments to the extent permitted by Section 5.05.

                 SECTION 5.16. Consolidations, Mergers and Sales of Assets. The Borrower will not, nor will it permit any Subsidiary to, consolidate or merge with or into, or sell, lease or otherwise transfer all or any substantial part of its assets to, any other Person, or discontinue or eliminate any business line or segment, provided that (1) the Borrower or any Subsidiary (other than Cosmos) or any Minor Subsidiaries utilized in a merger or acquisition transaction may merge with another Person if (A) such other Person was organized under the laws of the United States of America or one of its states, (B) the Borrower or such Subsidiary (other than Cosmos) or any Minor Subsidiaries utilized in a merger or acquisition transaction (as the case may be) is the corporation surviving such merger; and (C) immediately after giving effect to such merger, no Default shall have occurred and be continuing; (2) Subsidiaries of the Borrower may merge with one another; (3) Cosmos may consolidate or merge with another Person with the prior written consent of the Required Banks; and (4) the foregoing limitation on the sale, lease or other transfer of assets and on the discontinuation or elimination of a business line or segment shall not prohibit during any Fiscal Quarter, a transfer of assets or the discontinuance or elimination of a business line or segment (in a single transaction or in a series of related transactions) unless the aggregate assets to be so transferred or utilized in a business line or segment to be so discontinued, when combined with all other assets transferred, and all other assets utilized in all other business lines or segments discontinued, during such Fiscal Quarter and the immediately preceding seven Fiscal Quarters, either
(x) constituted more than 10% of Consolidated Total Assets at the end of the eighth Fiscal Quarter immediately preceding such Fiscal Quarter, or (y) contributed more than 10% of Consolidated Operating Profits during the 8 consecutive Fiscal Quarters immediately preceding such Fiscal Quarter.

                 SECTION 5.17. Use of Proceeds. (a) No portion of the proceeds of the Loans will be used by the Borrower (i) in connection with any tender offer for, or other acquisition of (except as permitted in Section 5.17(c)), stock of any corporation with a view towards obtaining control of such other corporation, (ii) directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying any Margin Stock, or (iii) for any purpose in violation of any applicable law or regulation.


                 (b) The proceeds of the Loans made on the date of the initial borrowing hereunder shall be used exclusively by the Borrower to refinance existing indebtedness of the Borrower under that certain Credit Agreement dated as of September 28, 1993 among the Borrower, Wachovia Bank of North Carolina, N.A. as Agent and the banks named therein (as amended from time to time).

                 (c) The proceeds of Loans other than those Loans referenced in Section 5.17(b) shall be used exclusively by the Borrower (i) for working capital purposes, (ii) to prepay or repay Loans pursuant to the terms of this Agreement, and (iii) to finance the acquisition of the assets or Capital Stock of any Person (other than a Subsidiary) engaged principally in the life insurance business or in the television broadcasting business.

                 SECTION 5.18. Compliance with Laws; Payment of Taxes. The Borrower will, and will cause each of its Subsidiaries and each member of the Controlled Group to, comply with applicable laws (including but not limited to ERISA), regulations and similar requirements of governmental authorities (including but not limited to the PBGC), except where the necessity of such compliance is being contested in good faith through appropriate proceedings diligently pursued. The Borrower will, and will cause each of its Subsidiaries to, pay promptly when due all taxes, assessments, governmental charges, claims for labor, supplies, rent and other obligations which, if unpaid, might become a lien against the Property of the Borrower or any Subsidiary, except liabilities being contested in good faith by appropriate proceedings diligently pursued and against which, if requested by the Agent, the Borrower shall have set up reserves satisfactory to the Agent.

                 SECTION 5.19. Insurance. The Borrower will maintain, and will cause each of its Subsidiaries to maintain (either in the name of the Borrower or in such Subsidiary's own name), with financially sound and reputable insurance companies acceptable to the Agent, insurance on all its Property in at least such amounts and against at least such risks as are usually insured against in the same general area by companies of established repute engaged in the same or similar business.

                 SECTION 5.20. Change in Fiscal Year. The Borrower will not change its Fiscal Year without the consent of the Required Banks.

                 SECTION 5.21. Maintenance of Property. The Borrower shall, and shall cause each Subsidiary to, maintain all of its Properties and assets in good condition, repair and working order, ordinary wear and tear excepted.

                 SECTION 5.22. Environmental Notices. The Borrower shall furnish to the Banks and the Agent prompt written notice of all Environmental Liabilities, pending, threatened or anticipated Environmental Proceedings, Environmental Notices, Environmental Judgments and Orders, and Environmental Releases at, on, in, under or in any way affecting the Properties or any adjacent property, and all facts, events, or conditions that could lead to any of the foregoing.

                 SECTION 5.23. Environmental Matters. The Borrower will not, and will not permit any Third Party to, use, produce, manufacture, process, generate, store, dispose of, manage at, or ship or transport to or from the Properties any Hazardous Materials except for Hazardous Materials such as cleaning solvents, pesticides and other similar materials used, produced, manufactured, processed, generated, stored, disposed or managed in the ordinary course of business in compliance with all applicable Environmental Requirements.

                 SECTION 5.24. Environmental Release. The Borrower agrees that upon the occurrence of an Environmental Release it will act immediately to investigate the extent of, and to take appropriate remedial action to eliminate, such Environmental Release, whether or not ordered or otherwise directed to do so by any Environmental Authority.

                 SECTION 5.25. Aggregate Values of Investment Properties and Total Investments. (a) The Borrower will not permit, and will not permit any of its Subsidiaries to permit, at any time the Aggregate Value of Investment Properties to exceed 10% of the Aggregate Value of Total Investments.

                 (b) The Borrower will not permit, and will not permit any of its Subsidiaries to permit, at any time the Aggregate Value of Investment Properties to exceed $160,000,000.

                 SECTION 5.26. Surplus Relief Reinsurance. The Borrower will not permit any Subsidiary within the Insurance Group to enter into any Surplus Relief Reinsurance Transaction, if, upon giving effect to any such Surplus Relief Reinsurance Transaction on a pro forma basis, the aggregate statutory capital and surplus of the Subsidiaries within the Insurance Group would increase by more than $10,000,000 in the aggregate as a result of all of the Surplus Relief Reinsurance Transactions entered into by the Subsidiaries within the Insurance Group during the period from the Closing Date through and including the date of such Surplus Relief Reinsurance Transaction.

                                   ARTICLE VI

                                    DEFAULTS

                 SECTION 6.01. Events of Default. If one or more of the following events ("Events of Default") shall have occurred and be continuing:

                 (a) the Borrower shall fail to pay when due any principal of any Syndicated Revolving Credit Advance, Money Market Revolving Credit Advance, Syndicated Convertible Loan, Money Market Convertible Loan or Term Loan or





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

         shall fail to pay any interest on any Syndicated Revolving Credit Advance, Money Market Revolving Credit Advance, Syndicated Convertible Loan, Money Market Convertible Loan or Term Loan within three Domestic Business Days after such interest shall become due, or shall fail to pay any fee or other amount payable hereunder within three Domestic Business Days after such fee or other amount becomes due; or

                 (b) the Borrower shall fail to observe or perform any covenant contained in Sections 5.02 to 5.17, inclusive; or

                 (c) the Borrower shall fail to observe or perform any covenant or agreement contained in this Agreement (other than those covered by clause (a) or (b) above) for thirty days after written notice thereof has been given to the Borrower by the Agent at the request of any Bank; or

                 (d) any representation, warranty, certification or statement made or deemed made by the Borrower in Article IV of this Agreement or in any certificate, financial statement or other document delivered pursuant to this Agreement shall prove to have been incorrect in any material respect when made (or deemed made); or

                 (e) the Borrower or any Subsidiary shall fail to make any payment in respect of Debt outstanding (other than the Notes) when due or within any applicable grace period; or

                 (f) any event or condition shall occur which results in the acceleration of the maturity of Debt outstanding of the Borrower or any Subsidiary or enables (or, with the giving of notice or lapse of time or both, would enable) the holders of such Debt or any Person acting on such holders' behalf to accelerate the maturity thereof; or

                 (g) the Borrower or any Subsidiary shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its Property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally, or shall admit in writing its inability, to pay its debts as they become due, or shall take any corporate action to authorize any of the foregoing; or

                 (h) an involuntary case or other proceeding shall be commenced against the Borrower or any Subsidiary seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its Property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days; or an order for relief shall be entered against the Borrower or any Subsidiary under the federal bankruptcy laws as now or hereafter in effect; or

                 (i) the Borrower or any member of the Controlled Group shall fail to pay when due any material amount which it shall have become liable to pay to the PBGC or to a Plan under Title IV of ERISA; or the PBGC shall institute proceedings under Title IV of ERISA to terminate or to cause a trustee to be appointed to administer any such Plan or Plans or a proceeding shall be instituted by a fiduciary of any such Plan or Plans to enforce Section 515 or 4219(c)(5) of ERISA and such proceeding shall not have been dismissed within 30 days thereafter; or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any such Plan or Plans must be terminated; or the Borrower or any other member of the Controlled Group shall enter into, contribute or be obligated to contribute to, terminate or incur any withdrawal liability with respect to, a Multiemployer Plan; or

                 (j) one or more judgments or orders for the payment of money in an aggregate amount in excess of $2,500,000 shall be rendered against the Borrower or any Subsidiary and such judgment or order shall continue unsatisfied and unstayed for a period of 30 days; or

                 (k) a federal tax lien shall be filed against the Borrower under Section 6323 of the Code or a lien of the PBGC shall be filed against the Borrower under Section 4068 of ERISA and in either case such lien shall remain undischarged for a period of 25 days after the date of filing; or

                 (l) (i) any Person or two or more Persons acting in concert (other than Person(s) who are lineal descendants (including without limitation adopted children) of W. Frank Hipp, spouses of such lineal descendants, or fiduciaries with respect to voting stock held by, under the control of or for the benefit of such lineal descendants or spouses of such lineal descendants and other than Person(s) whose ownership of 20% or more of the outstanding shares of the voting stock of the Borrower is approved in advance by the Board of Directors of the Borrower) shall have acquired beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934) of 20% or more of the outstanding shares of the voting stock of the Borrower; or (ii) as of any date a majority of the Board of Directors of the Borrower consists of individuals who were not either (A) directors of the Borrower as of the corresponding date of the previous year, (B) selected or nominated to become directors by the Board of Directors of the Borrower of which a majority consisted of individuals described in clause (A), or (C) selected or nominated to become directors by the Board of Directors of the Borrower of which a majority consisted of individuals described in clause (A) and individuals described in clause (B); or

                 (m) either (i) any Forfeiture Proceeding shall have been commenced or the Borrower shall have given the Banks written notice of the commencement or threatened commencement of any Forfeiture Proceeding as provided in Section 5.01(i); or (ii) the Agent has a good faith basis to believe that a Forfeiture Proceeding has been threatened or commenced;

then, and in every such event, the Agent shall (i) if requested by the Required Banks, by notice to the Borrower terminate the Revolving Credit Commitments, Term Loan Commitments and Convertible Loan Commitments and they shall thereupon terminate, and (ii) if requested by the Required Banks, by notice to the Borrower declare the Notes (together with accrued interest thereon) and all other amounts payable hereunder and under the other Loan Documents to be, and the Notes (together with all accrued interest thereon) and all other amounts payable hereunder and under the other Loan Documents shall thereupon become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; provided that if any Event of Default specified in clause (g) or (h) above occurs with respect to the Borrower, without any notice to the Borrower or any other act by the Agent or the Banks, the Revolving Credit Commitments, Term Loan Commitments and Convertible Loan Commitments shall thereupon automatically terminate and the Notes (together with accrued interest thereon) and all other amounts payable hereunder and under the other Loan Documents shall automatically become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower.

                 SECTION 6.02. Notice of Default. The Agent shall give notice to the Borrower of any Event of Default under Section 6.01(c) promptly upon being requested to do so by any Bank and shall thereupon notify all the Banks thereof.

                                  ARTICLE VII

                                   THE AGENT

                 SECTION 7.01. Appointment, Powers and Immunities. Each Bank hereby irrevocably appoints and authorizes the Agent to act as its agent hereunder and under the other Loan Documents with such powers as are specifically delegated to the Agent by the terms hereof and thereof, together with such other powers as are reasonably incidental thereto. The Agent: (a) shall have no duties or responsibilities except as expressly set forth in this Agreement and the other Loan Documents, and shall not by reason of this Agreement or any other Loan Document be a trustee for any Bank; (b) shall not be responsible to the Banks for any recitals, statements, representations or warranties contained in this Agreement or any other Loan Document, or in any certificate or other document referred to or provided for in, or received by any Bank under, this Agreement or any other Loan Document, or for the validity, effectiveness, genuineness,





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

enforceability or sufficiency of this Agreement or any other Loan Document or any other document referred to or provided for herein or therein or for any failure by the Borrower to perform any of its obligations hereunder or thereunder; (c) shall not be required to initiate or conduct any litigation or collection proceedings hereunder or under any other Loan Document except to the extent requested by the Required Banks, and then only on terms and conditions satisfactory to the Agent, and (d) shall not be responsible for any action taken or omitted to be taken by it hereunder or under any other Loan Document or any other document or instrument referred to or provided for herein or therein or in connection herewith or therewith, except for its own gross negligence or willful misconduct. The Agent may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. The provisions of this Article VII are solely for the benefit of the Agent and the Banks, and the Borrower shall not have any rights as a third party beneficiary of any of the provisions hereof. In performing its functions and duties under this Agreement and under the other Loan Documents, the Agent shall act solely as agent of the Banks and does not assume and shall not be deemed to have assumed any obligation towards or relationship of agency or trust with or for the Borrower. The duties of the Agent shall be ministerial and administrative in nature, and the Agent shall not have by reason of this Agreement or any other Loan Document a fiduciary relationship in respect of any Bank.

                 SECTION 7.02. Reliance by Agent. The Agent shall be entitled to rely upon any certification, notice or other communication (including any thereof by telephone, telefax, telegram or cable) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants or other experts selected by the Agent. As to any matters not expressly provided for by this Agreement or any other Loan Document, the Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder and thereunder in accordance with instructions signed by the Required Banks (or, in the case of instructions given with respect to any matter as to which Section 9.05(a) requires the signatures of all the Banks, instructions signed by all the Banks), and such instructions of the Required Banks or all the Banks, as the case may be, in any action taken or failure to act pursuant thereto shall be binding on all of the Banks.

                 SECTION 7.03. Defaults. The Agent shall not be deemed to have knowledge of the occurrence of a Default or an Event of Default (other than the non-payment of principal of or interest on the Loans) unless the Agent has received notice from a Bank or the Borrower specifying such Default or Event of Default and stating that such notice is a "Notice of Default". In the event that the Agent receives such a notice of the occurrence of a Default or an Event of Default, the Agent shall give prompt notice thereof to the Banks. The Agent shall give each Bank prompt notice of each non-payment of principal of or interest on the Loans, whether or not it has received any notice of the occurrence of such non-payment. The Agent shall (subject to Section 9.05) take such action with respect to such Default or Event of Default as shall be directed by the Required Banks, provided that, unless and until the Agent shall have received such directions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Banks.

                 SECTION 7.04. Rights of Agent and its Affiliates as a Bank. With respect to any Loans made by an Affiliate of Wachovia, such Affiliate (and Wachovia if it becomes a Bank hereunder) in its capacity as a Bank hereunder shall have the same rights and powers hereunder as any other Bank and may exercise the same as though it were not an Affiliate of the Agent (or in Wachovia's case, acting as the Agent), and the term "Bank" or "Banks" shall, unless the context otherwise indicates, include such Affiliate of Wachovia (or Wachovia, if it becomes a Bank hereunder) in its individual capacity. Such Affiliate and the Agent may (without having to account therefor to any Bank) accept deposits from, lend money to and generally engage in any kind of banking, trust or other business with the Borrower (and any of its Affiliates) as if it were not an Affiliate of the Agent or acting as the Agent, as the case may be, and such Affiliate and the Agent may accept fees and other consideration from the Borrower (in addition to any agency fees and arrangement fees heretofore agreed to between the Borrower and the Agent) for services in connection with this Agreement or any other Loan Document or otherwise without having to account for the same to the Banks.

                 SECTION 7.05. Indemnification. Each Bank severally agrees to indemnify the Agent, to the extent the Agent shall not have been reimbursed by the Borrower, ratably in proportion with its aggregate Commitments, for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including, without limitation, counsel fees and disbursements) or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of this Agreement or any other Loan Document or any other documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby (excluding, unless an Event of Default has occurred and is continuing, the normal administrative costs and expenses incident to the performance of its agency duties hereunder) or the enforcement of any of the terms hereof or thereof or any such other documents; provided, however, that no Bank shall be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the Agent. If any indemnity furnished to the Agent for any purpose shall, in the reasonable opinion of the Agent, be insufficient or become impaired, the Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished.

                 SECTION 7.06. CONSEQUENTIAL DAMAGES. THE AGENT SHALL NOT BE RESPONSIBLE OR LIABLE TO ANY BANK, THE BORROWER OR ANY OTHER PERSON OR ENTITY FOR ANY PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES WHICH MAY BE ALLEGED AS A RESULT OF THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

                 SECTION 7.07. Payee of Note Treated as Owner. The Agent may deem and treat the payee of any Note as the owner thereof for all purposes hereof unless and until a written notice of the assignment or transfer thereof shall have been filed with the Agent and the provisions of Section 9.07 (c) have been satisfied. Any requests, authority or consent of any Person who at the time of making such request or giving such authority or consent is the holder





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

of any Note shall be conclusive and binding on any subsequent holder, transferee or assignee of that Note or of any Note or Notes issued in exchange therefor or replacement thereof.

                 SECTION 7.08. Non-Reliance on Agent and Other Banks. Each Bank agrees that it has, independently and without reliance on the Agent or any other Bank, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Borrower and decision to enter into this Agreement and that it will, independently and without reliance upon the Agent or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement or any of the other Loan Documents. The Agent shall not be required to keep itself (or any Bank) informed as to the performance or observance by the Borrower of this Agreement or any of the other Loan Documents or any other document referred to or provided for herein or therein or to inspect the properties or books of the Borrower or any other Person. Except for notices, reports and other documents and information expressly required to be furnished to the Banks by the Agent hereunder or under the other Loan Documents, the Agent shall not have any duty or responsibility to provide any Bank with any credit or other information concerning the affairs, financial condition or business of the Borrower or any other Person (or any of their Affiliates) which may come into the possession of the Agent.

                 SECTION 7.09. Failure to Act. Except for action expressly required of the Agent hereunder or under the other Loan Documents, the Agent shall in all cases be fully justified in failing or refusing to act hereunder and thereunder unless it shall receive further assurances to its satisfaction by the Banks of their indemnification obligations under Section 7.05 against any and all liability and expense which may be incurred by the Agent by reason of taking, continuing to take, or failing to take any such action.

                 SECTION 7.10. Resignation or Removal of Agent. Subject to the appointment and acceptance of a successor Agent as provided below, the Agent may resign at any time by giving notice thereof to the Banks and the Borrower and the Agent may be removed at any time with or without cause by the Required Banks. Upon any such resignation or removal, the Required Banks shall have the right to appoint a successor Agent. If no successor Agent shall have been so appointed by the Required Banks and shall have accepted such appointment within 30 days after the retiring Agent's notice of resignation or the Required Banks' removal of the retiring Agent, then the retiring Agent may, on behalf of the Banks, appoint a successor Agent. Any successor Agent shall be a bank which has a combined capital and surplus of at least $500,000,000 and which has a long-term certificate of deposit rating or long-term senior indebtedness rating by Moody's Investor Services, Inc. of Aa2 or better (or the comparable rating then in existence) or by Standard and Poor's Corporation of AA or better (or the comparable rating then in existence). Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation or removal hereunder as Agent, the provisions of this
Article VII shall continue in effect for its





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

benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Agent hereunder.

                                  ARTICLE VIII

                     CHANGE IN CIRCUMSTANCES; COMPENSATION

                 SECTION 8.01. Basis for Determining Interest Rate Inadequate or Unfair. If on or prior to the first day of any Interest Period:

                 (a) the Agent determines that deposits in Dollars (in the applicable amounts) are not being offered in the relevant market for such Interest Period, or

                 (b) the Required Banks advise the Agent that the London Interbank Offered Rate as determined by the Agent will not adequately and fairly reflect the cost to such Banks of funding the Euro-Dollar Loans for such Interest Period, the Agent shall forthwith give notice thereof to the Borrower and the Banks, whereupon until the Agent notifies the Borrower that the circumstances giving rise to such suspension no longer exist, the obligations of the Banks to make Euro-Dollar Loans shall be suspended. Unless the Borrower notifies the Agent at least two Domestic Business Days before the date of any Borrowing of Euro-Dollar Loans for which a Notice of Borrowing has previously been given that it elects not to borrow on such date, such Borrowing shall instead be made as a Base Rate Borrowing.

                 SECTION 8.02. Illegality. If, after the date hereof, the adoption of any applicable law, rule or regulation, or any change in any existing or future law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof (any such authority, bank or agency being referred to as an "Authority" and any such event being referred to as a "Change of Law"), or compliance by any Bank (or its Lending Office) with any request or directive (whether or not having the force of law) of any Authority shall make it unlawful or impossible for any Bank (or its Lending Office) to make, maintain or fund its Euro-Dollar Loans and such Bank shall so notify the Agent, the Agent shall forthwith give notice thereof to the other Banks and the Borrower, whereupon until such Bank notifies the Borrower and the Agent that the circumstances giving rise to such suspension no longer exist, the obligation of such Bank to make Euro-Dollar Loans shall be suspended. Before giving any notice to the Agent pursuant to this Section, such Bank shall designate a different Lending Office if such designation will avoid the need for giving such notice and will not, in the judgment of such Bank, be otherwise disadvantageous to such Bank. If such Bank shall determine that it may not lawfully continue to maintain and fund any of its outstanding Euro-Dollar Loans to maturity and shall so specify in such notice, the Borrower shall immediately prepay in full the then outstanding principal amount of each Euro-Dollar Loan of such Bank, together with accrued interest thereon and any amount due such Bank pursuant to Section 8.05(a).

Concurrently with prepaying each such Euro-Dollar Loan, the Borrower shall borrow a Base Rate Loan in an equal principal amount from such Bank (on which interest and principal shall be payable contemporaneously with the related Euro-Dollar Loans of the other Banks), and such Bank shall make such a Base Rate Loan.

                 SECTION 8.03. Increased Cost and Reduced Return. (a) If after the date hereof, a Change of Law or compliance by any Bank (or its Lending Office) with any request or directive (whether or not having the force of law) of any Authority:

                 (i) shall subject any Bank (or its Lending Office) to any tax, duty or other charge with respect to its Euro-Dollar Loans, its Notes or its obligation to make Euro-Dollar Loans, or shall change the basis of taxation of payments to any Bank (or its Lending Office) of the principal of or interest on its Euro-Dollar Loans or any other amounts due under this Agreement in respect of its Euro-Dollar Loans or its obligation to make Euro-Dollar Loans (except for changes in the rate of tax on the overall net income of such Bank or its Lending Office imposed by the jurisdiction in which such Bank's principal executive office or Lending Office is located); or

                 (ii) shall impose, modify or deem applicable any reserve, special deposit or similar requirement (including, without limitation, any such requirement imposed by the Board of Governors of the Federal Reserve System, but excluding any such requirement included in an applicable Euro-Dollar Reserve Percentage) against assets of, deposits with or for the account of, or credit extended by, any Bank (or its Lending Office); or

                 (iii) shall impose on any Bank (or its Lending Office) or the London interbank market any other condition affecting its Euro-Dollar Loans, its Notes or its obligation to make Euro-Dollar Loans;

and the result of any of the foregoing is to increase the cost to such Bank (or its Lending Office) of making or maintaining any Euro-Dollar Loan, or to reduce the amount of any sum received or receivable by such Bank (or its Lending Office) under this Agreement or under its Note with respect thereto, by an amount deemed by such Bank to be material, then, within 15 days after demand by such Bank (with a copy to the Agent), the Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank for such increased cost or reduction.

                 (b) If any Bank shall have determined that after the date hereof the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change in any existing or future law, rule or regulation, or any change in the interpretation or administration thereof, or compliance by any Bank (or its Lending Office) with any request or directive regarding capital adequacy (whether or not having the force of law) of any Authority, has or would have the effect of reducing the rate of return on such Bank's capital as a consequence of its obligations hereunder to a level below that which such Bank could have achieved but for such adoption, change or compliance (taking into consideration such Bank's policies with respect to capital adequacy) by an amount deemed by such Bank to be material, then from time to time, within 15 days after demand by such Bank, the Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank for such reduction.

                 (c) Each Bank will promptly notify the Borrower and the Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Bank to compensation pursuant to this Section and will designate a different Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Bank, be otherwise disadvantageous to such Bank. A certificate of any Bank claiming compensation under this Section and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive in the absence of manifest error. In determining such amount, such Bank may use any reasonable averaging and attribution methods.

                 (d) The provisions of this Section 8.03 shall be applicable with respect to any Participant, Assignee or other Transferee, and any calculations required by such provisions shall be made based upon the circumstances of such Participant, Assignee or other Transferee.

                 SECTION 8.04. Base Rate Loans Substituted for Affected Euro-Dollar Loans. If (i) the obligation of any Bank to make or maintain Euro-Dollar Loans has been suspended pursuant to Section 8.02 or (ii) any Bank has demanded compensation under Section 8.03, and the Borrower shall, by at least five Euro-Dollar Business Days' prior notice to such Bank through the Agent, have elected that the provisions of this Section shall apply to such Bank, then, unless and until such Bank notifies the Borrower that the circumstances giving rise to such suspension or demand for compensation no longer apply:

                 (a) all Loans which would otherwise be made by such Bank as Euro-Dollar Loans shall be made instead as Base Rate Loans (interest and principal on such Loans shall be payable contemporaneously with the related Euro-Dollar Loans of the other Banks), and

                 (b) after its Euro-Dollar Loans have been repaid, all payments of principal which would otherwise be applied to repay such Euro-Dollar Loans shall be applied to repay its Base Rate Loans instead.

In the event that the Borrower shall elect that the provisions of this Section shall apply to any Bank, the Borrower shall remain liable for, and shall pay to such Bank as provided herein, all amounts due such Bank under Section 8.03 in respect of the period preceding the date of conversion of such Bank's Loans resulting from the Borrower's election.

                 SECTION 8.05. Compensation. Upon the request of any Bank, delivered to the Borrower and the Agent, the Borrower shall pay to such Bank such amount or amounts as shall compensate such Bank for any loss, cost or expense incurred by such Bank as a result of:

                 (a) any payment or prepayment (pursuant to Section 2.09, Section 2.10, Section 8.02 or otherwise) of a Euro-Dollar Loan, Money Market Revolving

         Credit Advance or Money Market Convertible Loan on a date other than the last day of an Interest Period for such Euro-Dollar Loan, Money Market Revolving Credit Advance or Money Market Convertible Loan, as the case may be;

                 (b) any failure by the Borrower to prepay a Euro-Dollar Loan, Money Market Revolving Credit Advance or Money Market Convertible Loan on the date for such prepayment specified in the relevant notice of prepayment hereunder;

                 (c) any failure by the Borrower to borrow a Euro-Dollar Loan on the date for the Euro-Dollar Borrowing of which such Euro-Dollar Loan is a part specified in the applicable Notice of Borrowing delivered pursuant to Section 2.02; or

                 (d) any failure by the Borrower to borrow a Money Market Revolving Credit Advance or Money Market Convertible Loan (with respect to which the Borrower has accepted a Money Market Quote) on the date for the Money Market Borrowing of which such Money Market Revolving Credit Advance or Money Market Convertible Loan is a part specified in the applicable Money Market Quote Request delivered pursuant to Section 2.03;

such compensation to include, without limitation, an amount equal to the excess, if any, of (x) the amount of interest which would have accrued on the amount so paid or prepaid or not prepaid or borrowed for the period from the date of such payment, prepayment or failure to prepay or borrow to the last day of the then current Interest Period for such Euro-Dollar Loan (or, in the case of a failure to prepay or borrow, the Interest Period for such Euro-Dollar Loan which would have commenced on the date of such failure to prepay or borrow) at the applicable rate of interest for such Euro-Dollar Loan provided for herein over (y) the amount of interest (as reasonably determined by such Bank) such Bank would have paid on (i) deposits in Dollars of comparable amounts having terms comparable to such period placed with it by leading banks in the London interbank market.


                                   ARTICLE IX

                                 MISCELLANEOUS

                 SECTION 9.01. Notices. All notices, requests and other communications to any party hereunder shall be in writing (including bank wire, telex, facsimile transmission or similar writing) and shall be given to such party at its address, telex number or telecopy number set forth on the signature pages hereof or such other address, telex number or telecopy number as such party may hereafter specify for the purpose by notice to the Agent and the Borrower. Each such notice, request or other communication shall be effective (i) if given by telex, when such telex is transmitted to the telex number specified in this Section and the appropriate answerback is received,
(ii) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid, (iii) if given by telecopy, when receipt is confirmed by telephone, or (iv) if given by any other means, when delivered at the address specified in this Section; provided that all notices, requests and other communications given by telecopy to the Borrower shall be given at the telecopy number set forth under the signature of the Borrower on the signature pages hereof; provided further that notices to the Agent under Article II or Article VIII shall not be effective until received.

                 SECTION 9.02. No Waivers. No failure or delay by the Agent or any Bank in exercising any right, power or privilege hereunder or under any Note shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

                 SECTION 9.03. Expenses; Indemnification. (a) The Borrower shall pay (i) all out-of-pocket expenses of the Agent, including fees and disbursements of special counsel for the Agent, in connection with the preparation, review and negotiation of this Agreement and the other Loan Documents, any waiver or consent hereunder or thereunder or any amendment hereof or thereof or any Default or alleged Default hereunder or thereunder and
(ii) if an Event of Default occurs, all out-of-pocket expenses incurred by the Agent or any Bank, including fees and disbursements of counsel, in connection with such Event of Default and collection and other enforcement proceedings resulting therefrom, including out-of-pocket expenses incurred in enforcing this Agreement and the other Loan Documents. The Borrower shall indemnify each Bank against any transfer taxes, documentary taxes, assessments or charges made by any Authority by reason of the execution and delivery of this Agreement or the other Loan Documents.

                 (b) The Borrower agrees to indemnify and hold harmless the Agent and each Bank (an "Indemnified Person") from and against any and all claims, damages, liabilities and expenses (including, without limitation, reasonable counsel fees and expenses) which may be incurred by or asserted against the Agent or such Bank in connection with or arising out of any investigation, litigation or proceeding related to the transactions contemplated by this Agreement or any other Loan Document, whether or not the Agent or such Bank is a party thereto; provided, however, the Borrower shall not be obligated to indemnify an Indemnified Person to the extent any claim, damage, liability or expense shall arise from such Indemnified Person's gross negligence or willful misconduct.

                 SECTION 9.04. Sharing of Set-Offs. (a) The Borrower hereby grants to each Bank, as security for the full and punctual payment and performance of the obligations of the Borrower under this Agreement, a continuing lien on and security interest in all deposits and other sums credited by or due from such Bank to the Borrower or subject to withdrawal by the Borrower; and regardless of the adequacy of any collateral or other means of obtaining repayment of such obligations, each Bank may at any time upon or after the occurrence of any Event of Default, and without notice to the Borrower, set off the whole or any portion or portions of any or all such deposits and other sums against such obligations, whether or not any other Person or Persons could also withdraw money therefrom.

                 (b) Each Bank agrees that if it shall, by exercising any right of set-off or counterclaim or otherwise, receive payment of a proportion of the aggregate amount of principal and interest due with respect to the Notes (excluding the Money Market Revolving Credit Notes and the Money Market Convertible Loan Notes) held by it which is greater than the proportion received by any other Bank in respect of the aggregate amount of all principal and interest due with respect to the Notes (excluding the Money Market Revolving Credit Notes and the Money Market Convertible Loan Notes) held by such other Bank, the Bank receiving such proportionately greater payment shall purchase such participations in the Notes (excluding the Money Market Revolving Credit Note and the Money Market Convertible Loan Note) held by the other Banks owing to such other Banks, and/or such other adjustments shall be made, as may be required so that all such payments of principal and interest with respect to the Notes (excluding the Money Market Revolving Credit Notes and the Money Market Convertible Loan Notes) held by the Banks owing to such other Banks shall be shared by the Banks pro rata; provided that (i) nothing in this Section shall impair the right of any Bank to exercise any right of set-off or counterclaim it may have and to apply the amount subject to such exercise to the payment of indebtedness of the Borrower other than its indebtedness (including, without limitation, the Money Market Revolving Credit Notes and the Money Market Convertible Loan Notes) under the Term Loan Notes, Syndicated Revolving Credit Notes and Syndicated Convertible Loan Notes, and (ii) if all or any portion of such payment received by the purchasing Bank is thereafter recovered from such purchasing Bank, such purchase from each other Bank shall be rescinded and such other Bank shall repay to the purchasing Bank the purchase price of such participation to the extent of such recovery together with an amount equal to such other Bank's ratable share (according to the proportion of (x) the amount of such other Bank's required repayment to (y) the total amount so recovered from the purchasing Bank) of any interest or other amount paid or payable by the purchasing Bank in respect of the total amount so recovered. The Borrower agrees, to the fullest extent it may effectively do so under applicable law, that any holder of a participation in a Notes (excluding the Money Market Revolving Credit Notes and the Money Market Convertible Loan Notes), whether or not acquired pursuant to the foregoing arrangements, may exercise rights of set-off or counterclaim and other rights with respect to such participation as fully as if such holder of a participation were a direct creditor of the Borrower in the amount of such participation.

                 SECTION 9.05. Amendments and Waivers. (a) Any provision of this Agreement, the Notes or any other Loan Documents may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Borrower and the Required Banks (and, if the rights or duties of the Agent are affected thereby, by the Agent); provided that, except as provided below in this subsection, no such amendment or waiver shall, unless signed by all the Banks, (i) change the Revolving Credit Commitment, Convertible Loan Commitment or Term Loan Commitment of any Bank or subject any Bank to any additional obligation, (ii) change the principal of or rate of interest on any Loan or any fees hereunder, (iii) change the date fixed for any payment of principal of or interest on any Loan or any fees hereunder (including, without limitation, the Term Loan Maturity Date, Revolving Credit Maturity Date and Convertible Loan Maturity Date), (iv) change the amount of principal, interest or fees due on any date fixed for the payment thereof, (v) change the percentage of the Revolving Credit Commitment, Convertible Loan Commitment or Term Loan Commitment or of the aggregate unpaid principal amount of the Notes, or the number of Banks, which shall be required for the Banks or any of them to take any action under this Section or any other provision of this Agreement, (vi) change the manner of application of any payments made under this Agreement or the Notes, (vii) release or substitute all or any substantial part of the collateral (if any) held as security for the Loans, (viii) release any guaranty given to support payment of the Loans, or (ix) modify Section 2.09,2.11, Article III, Section 8.03, Section 8.05, Section 9.03, Section 9.04 or Section 9.07(a).

                 (b) The Borrower will not solicit, request or negotiate for or with respect to any proposed waiver or amendment of any of the provisions of this Agreement unless each Bank shall be informed thereof by the Borrower and shall be afforded an opportunity of considering the same and shall be supplied by the Borrower with sufficient information to enable it to make an informed decision with respect thereto. Executed or true and correct copies of any waiver or consent effected pursuant to the provisions of this Agreement shall be delivered by the Borrower to each Bank forthwith following the date on which the same shall have been executed and delivered by the requisite percentage of Banks. The Borrower will not, directly or indirectly, pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, to any Bank as consideration for or as an inducement to the entering into by such Bank of any waiver or amendment of any of the terms and provisions of this Agreement unless such remuneration is concurrently paid, on the same terms, ratably to all such Banks.

                 SECTION 9.06. Margin Stock Collateral. Each of the Banks represents to the Agent and each of the other Banks that it in good faith is not, directly or indirectly, (by negative pledge or otherwise) relying upon any Margin Stock as collateral in the extension or maintenance of the credit provided for in this Agreement.

                 SECTION 9.07. Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that the Borrower may not assign or otherwise transfer any of its rights under this Agreement.

                 (b) Any Bank may at any time sell to one or more Persons (each a "Participant") participating interests in any Loan owing to such Bank, any Note held by such Bank, any Commitment hereunder or any other interest of such Bank hereunder. In the event of any such sale by a Bank of a participating interest to a Participant, such Bank's obligations under this Agreement shall remain unchanged, such Bank shall remain solely responsible for the performance thereof, such Bank shall remain the holder of any such Note for all purposes under this Agreement, and the Borrower and the Agent shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement. In no event shall a Bank that sells a participation be obligated to the Participant to take or refrain from taking any action hereunder except that such Bank may agree that it will not (except as provided below), without the consent of the Participant, agree to (i) the change of any date fixed for the payment of principal of or interest on the related Loan or Loans, (ii) the change of the amount of any principal, interest or fees due on any date fixed for the payment thereof with respect to the related Loan or Loans, (iii) the change of the principal of the related Loan or Loans, or (iv) any change in the rate at which either interest is payable thereon or conversion rights fee or facility fee is payable hereunder from the rate at which the Participant is entitled to receive interest, facility fees or conversion rights fees (as the case may be) in respect of such participation. The Borrower agrees that each Participant shall be entitled to the benefits of Article VIII with respect to its participation in Loans outstanding from time to time.

                 (c) Any Bank may at any time assign to one or more banks or financial institutions (each an "Assignee") all, or a proportionate part of all, of its rights and obligations under this Agreement, the Notes and the other Loan Documents, and such Assignee shall assume all such rights and obligations, pursuant to an Assignment and Acceptance in the form attached hereto as Exhibit F, executed by such Assignee, such transferor Bank and the Agent (and, in the case of an Assignee that is not then a Bank or an Affiliate of a Bank, by the Borrower); provided that (i) no interest may be sold by a Bank pursuant to this paragraph (c) unless the Assignee shall agree to assume ratably equivalent portions of the transferor Bank's Revolving Credit Commitment, Term Loan Commitment and Convertible Loan Commitment (ii) the amount of the Revolving Credit Commitment, Term Loan Commitment and Convertible Loan Commitment of the assigning Bank subject to such assignment (determined as of the effective date of the assignment) shall be equal to $10,000,000 (or any larger multiple of $1,000,000), (iii) no interest may be sold by a Bank pursuant to this paragraph (c) to any Assignee that is not then a Bank or Affiliate of a Bank without the consent of the Borrower, which consent shall not be unreasonably withheld. The Borrower's consent shall not be required to any assignment occurring during the continuance of a Default. Upon (A) execution of the Assignment and Acceptance by such transferor Bank, such Assignee, the Agent and (if applicable) the Borrower, (B) delivery of an executed copy of the Assignment and Acceptance to the Borrower and the Agent,
(C) payment by such Assignee to such transferor Bank of an amount equal to the purchase price agreed between such transferor Bank and such Assignee, and (D) payment by the assigning Bank of a processing and recordation fee of $2,500 to the Agent, such Assignee shall for all purposes be a Bank party to this Agreement and shall have all the rights and obligations of a Bank under this Agreement to the same extent as if it were an original party hereto with a Revolving Credit Commitment, Term Loan Commitment and Convertible Loan Commitment, as set forth in such instrument of assumption, and the transferor Bank shall be released from its obligations hereunder to a corresponding extent, and no further consent or action by the Borrower, the Banks or the Agent shall be required. Upon the consummation of any transfer to an Assignee pursuant to this paragraph (c), the transferor Bank, the Agent and the Borrower shall make appropriate arrangements so that, if required, a new Note is issued to each of such Assignee and such transferor Bank.

                 (d) Subject to the provisions of Section 9.08, the Borrower authorizes each Bank to disclose to any Participant, Assignee or other transferee (each a "Transferee") and any prospective Transferee any and all financial and other information in such Bank's possession concerning the Borrower which has been delivered to such Bank by the Borrower pursuant to this Agreement or which has been delivered to such Bank by the Borrower in connection with such Bank's credit evaluation prior to entering into this Agreement.

                 (e) No Transferee shall be entitled to receive any greater payment under Section 8.03 than the transferor Bank would have been entitled to receive with respect to the rights transferred, unless such transfer is made with the Borrower's prior written consent or by reason of the provisions of Section 8.02 or 8.03 requiring such Bank to designate a different Lending Office under certain circumstances or at a time when the circumstances giving rise to such greater payment did not exist.

                 (f) Notwithstanding anything herein to the contrary, any Bank may pledge and assign its rights and interests under this Agreement and its Notes to any Federal Reserve Bank as collateral.

                 SECTION 9.08. Confidentiality. Each Bank agrees to exercise its best efforts to keep any information delivered or made available by the Borrower to it which is clearly indicated to be confidential information, confidential from anyone other than persons employed or retained by such Bank who are or are expected to become engaged in evaluating, approving, structuring or administering the Loans; provided, however, that nothing herein shall prevent any Bank from disclosing such information (i) to any other Bank, (ii) upon the order of any court or administrative agency, (iii) upon the request or demand of any regulatory agency or authority having jurisdiction over such Bank, (iv) which has been publicly disclosed, (v) to the extent reasonably required in connection with any litigation to which the Agent, any Bank or their respective Affiliates may be a party, (vi) to the extent reasonably required in connection with the exercise of any remedy hereunder, (vii) to such Bank's legal counsel and independent auditors and (viii) to any actual or proposed Participant, Assignee or other Transferee of all or part of its rights hereunder which has agreed in writing to be bound by the provisions of this
Section 9.08.

                 SECTION 9.09. Representation by Banks. Each Bank hereby represents that it is a commercial lender or financial institution which makes loans in the ordinary course of its business and that it will make its Loans hereunder for its own account in the ordinary course of such business; provided, however, that, subject to Section 9.07 of this Agreement, the disposition of the Note held by that Bank shall at all times be within its exclusive control.

                 SECTION 9.10. Obligations Several. The obligations of each Bank hereunder are several, and no Bank shall be responsible for the obligations or commitment of any other Bank hereunder. Nothing contained in this Agreement and no action taken by Banks pursuant hereto shall be deemed to constitute the Banks to be a partnership, an association, a joint venture or any other kind of entity. The amounts payable at any time hereunder to each Bank shall be a separate and independent debt, and each Bank shall be entitled to protect and enforce its rights arising out of this Agreement or any other Loan Document and it shall not be necessary for any other Bank to be joined as an additional party in any proceeding for such purpose.

                 SECTION 9.11. Survival of Certain Obligations. Sections 8.03(a), 8.03(b), 8.05 and 9.03, and the obligations of the Borrower thereunder, shall survive, and shall continue to be enforceable notwithstanding the termination of this Agreement and the Commitments and the payment in full of the principal of and interest on all Loans.

                 SECTION 9.12. Georgia Law. This Agreement and each Note shall be construed in accordance with and governed by the law of the State of Georgia.

                 SECTION 9.13. Consent to Jurisdiction. The Borrower (a) submits to personal jurisdiction in the State of Georgia, the courts thereof and the United States District Courts sitting therein, for the enforcement of this Agreement, the Notes and the other Loan Documents, (b) waives any and all personal rights under the law of any jurisdiction to object on any basis (including, without limitation, inconvenience of forum) to jurisdiction or venue within the State of Georgia for the purpose of litigation to enforce this Agreement, the Notes or the other Loan Documents, and (c) agrees that service of process may be made upon it in the manner prescribed in Section 9.01 for the giving of notice to the Borrower. Nothing herein contained, however, shall prevent the Agent from bringing any action or exercising any rights against any security and against the Borrower personally, and against any assets of the Borrower, within any other state or jurisdiction.

                 SECTION 9.14. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

                 SECTION 9.15. Miscellaneous. If any term or provision of this Agreement or the application thereof to any Person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of such term or provision or the application thereof to Persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby and shall be valid and enforceable to the fullest extent permitted by law. The Loan Documents contain the entire agreement of the parties with respect to the matters covered and the transactions contemplated hereby and thereby, and no other agreement, statement or promise made by any such party, or by any employee, officer, agent or attorney of such party, which is not contained herein or therein shall be valid or binding. The section and subsection headings of this Agreement are for convenience only and shall not limit or otherwise affect any of the terms thereof.

                 SECTION 9.16. Termination of Prior Credit Agreement. The Borrower and the Banks agree that: (i) on the Closing Date, all loans, fees and other amounts due and payable by the Borrower to the Banks under the Prior Credit Agreement shall be paid in full, except the Unmatured Prior Loans; (ii) on and after the Closing Date, no new funds shall be advanced and no additional facility fees shall accrue under the Prior Credit Agreement; and (iii) when the Unmatured Prior Loans have been paid in full, the Prior Credit Agreement shall terminate in all respects, except for any indemnification or other provisions which expressly survive termination.

                 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                  THE LIBERTY CORPORATION


ATTEST:                           By:
                                     -----------------------------------------
                                  Title: Sr. VP of Finance & Treasurer
                                         -------------------------------------

/s/ Martha G. Williams            Address:
------------------------
Name: Martha G. Williams          P. O. Box 789
      ------------------          Greenville, South Carolina 29602
Title: Secretary                  Telecopy Number:  (803) 292-4390
       -----------------          Telephone Number: (803) 268-8435


   [CORPORATE SEAL]





               (Remainder of this page intentionally left blank)

                                           WACHOVIA BANK OF GEORGIA, N.A.
                                           as Agent


                                           By:
                                              ---------------------------------
                                           Title: Senior Vice President
                                                  -----------------------------


                                           Notice Address:
                                           --------------
                                           Wachovia Bank of Georgia, N.A.
                                           191 Peachtree Street, N. E.
                                           Atlanta, Georgia 30303
                                           Attention: Terrence S. Katon, Vice
                                           President
                                           Telecopy Number:  (404) 332-4005
                                           Telephone Number: (404) 332-1253

Commitments:

Revolving Credit Commitment
$45,000,000                                WACHOVIA BANK OF NORTH CAROLINA, N.A.

Term Loan Commitment
$20,000,000                                By:
                                              ---------------------------------
Convertible Loan Commitment                Title: Senior Vice President
$10,000,000                                      ------------------------------

                                           Lending Office
                                           --------------
                                           Wachovia Bank of North Carolina, N.A.
                                           400 South Tryon Street
                                           P.O. Box 31608
                                           Charlotte, North Carolina  28231
                                           Telex number:  4613011
                                           Answerback:  WAC UI
                                           Telecopy number:  (704) 378-5624

Revolving Credit Commitment
$45,000,000                                WACHOVIA BANK OF SOUTH CAROLINA, N.A.

Term Loan Commitment
$20,000,000                                By:
                                              ---------------------------------
                                           Title: Vice President
                                                  -----------------------------
Convertible Loan Commitment
$10,000,000                                Lending Office
                                           --------------
                                           Wachovia Bank of South Carolina, N.A.
                                           1401 Main Street, Suite 705
                                           Columbia, South Carolina 29226
                                           Telex number:  205 807
                                           Answerback:  SCNB UR
                                           Telecopy number:  (803) 765-3232

Revolving Credit Commitment
$24,000,000.00                             NATIONSBANK OF GEORGIA, N.A.

Term Loan Commitment
$10,666,666.67                             By:
                                              --------------------------------
                                           Title: Vice President
Convertible Loan Commitment                       ----------------------------
$5,333,333.33
                                           Lending Office
                                           --------------
                                           NationsBank of Georgia, N.A.
                                           600 Peachtree Street, N.E.
                                           Atlanta, Georgia  30303-2213
                                           Telecopy number:  (404) 607-6318

Revolving Credit Commitment
$24,000,000.00                           THE BANK OF TOKYO, LTD., ATLANTA AGENCY

Term Loan Commitment
$10,666,666.67                           By:
                                            ------------------------------------
                                         Title: Vice President
Convertible Loan Commitment                     --------------------------------
$5,333,333.33
                                         Lending Office
                                         --------------
                                         The Bank of Tokyo, Ltd., Atlanta Agency
                                         5050 Georgia-Pacific Center
                                         133 Peachtree Street, N.E.
                                         Atlanta, Georgia  30303
                                         Telex number:  6827300
                                         Answerback:  BOT ATL
                                         Telecopy number:  (404) 577-1155

Revolving Credit Commitment
$9,000,000                                 THE SANWA BANK, LTD., ATLANTA AGENCY

Term Loan Commitment
$4,000,000                                 By:
                                               --------------------------------
Convertible Loan Commitment                Title: Vice President
$2,000,000                                        -----------------------------

                                           Lending Office
                                           --------------
                                           The Sanwa Bank, Ltd., Atlanta Agency
                                           4750 Georgia-Pacific Center
                                           133 Peachtree Street, N.E.
                                           Atlanta, Georgia  30303
                                           Telex number:  4611830
                                           Answerback:  SANWATL
                                           Telecopy number:  (404) 589-1629

Revolving Credit Commitment
$18,000,000                                NBD BANK

Term Loan Commitment
$8,000,000                                 By: James D. Heinz
                                               -------------------------------
Convertible Loan Commitment                Title: Vice President
$4,000,000                                        ----------------------------

                                           Lending Office
                                           --------------
                                           NBD Bank
                                           National Banking Division
                                           611 Woodward Avenue
                                           Detroit, Michigan  48226
                                           Telex number:  4320060
                                           Answerback:  NATIONBANK DET
                                           Telecopy number:  (313) 225-2649

Revolving Credit Commitment
$9,000,000                                 THE FUJI BANK, LIMITED

Term Loan Commitment
$4,000,000                                 By:
                                              -------------------------------
Convertible Loan Commitment                Title: Vice President & Manager
$2,000,000                                        ---------------------------

                                           Lending Office
                                           --------------
                                           The Fuji Bank, Limited
                                           Marquis One Tower, Suite 2100
                                           245 Peachtree Center Avenue, N.E.
                                           Atlanta, Georgia  30303-1208
                                           Telex number:  9102507122
                                           Answerback:  FUJI BANK LTD UQ
                                           Telecopy number:  (404) 653-2119

Revolving Credit Commitment
$9,000,000                                 THE BANK OF NEW YORK

Term Loan Commitment
$4,000,000                                 By:
                                               ------------------------------
                                           Title: Vice President
                                                  ---------------------------
Convertible Loan Commitment
$2,000,000                                 Lending Office
                                           --------------
                                           The Bank of New York
                                           One Wall Street, 17th Floor
                                           New York, New York  10286
                                           Telex number:  TRT 177363
                                           Answerback:  BONY UT
                                           Telecopy number:  (212) 809-9520

Revolving Credit Commitment
$9,000,000                                 BRANCH BANKING & TRUST COMPANY OF
                                           SOUTH CAROLINA
Term Loan Commitment
$4,000,000
                                           By:
                                               --------------------------------
Convertible Loan Commitment                Title: Assistant Vice President
$2,000,000                                        -----------------------------

                                           Lending Office
                                           --------------
                                           Branch Banking & Trust Company of
                                           South Carolina
                                           301 N. Main Street, Daniel Building
                                           Greenville, South Carolina  29601
                                           Telex number:  362817
                                           Answerback:  None
                                           Telecopy number:  (803) 241-7599

Revolving Credit Commitment
$24,000,000.00                       FIRST UNION NATIONAL BANK OF
                                     NORTH CAROLINA
Term Loan Commitment
$10,666,666.66
                                     By:
Convertible Loan Commitment              --------------------------------
$5,333,333.34                        Title: Assistant Vice President
                                            -----------------------------

                                     Lending Office
                                     --------------
                                     First Union National Bank of North Carolina
                                     One First Union Center, TW-19
                                     301 South College Street
                                     Charlotte, North Carolina  28288-0735
                                     Telex number:  6843115
                                     Answerback:  FUNBCHA
                                     Telecopy number:  (704) 383-9144

Revolving Credit Commitment
$9,000,000                                 BANK OF MONTREAL

Term Loan Commitment
$4,000,000                                 By:
                                               --------------------------------
                                           Title: Director
                                                  -----------------------------
Convertible Loan Commitment
$2,000,000                                 Lending Office
                                           --------------
                                           Bank of Montreal
                                           115 South LaSalle Street
                                           12th Floor West
                                           Chicago, Illinois  60603
                                           Telex number:  None
                                           Answerback:  None
                                           Telecopy number:  (312) 750-3783




-----------------
TOTAL COMMITMENTS
Revolving Credit Commitment
$225,000,000.00

Term Loan Commitment
$100,000,000.00

Convertible Loan Commitment
$50,000,000.00

                                 SCHEDULE 2.06





                                                                                    Revolving Credit
                                                         Term Loans which are       Advances which are Euro-
                                                         Euro-Dollar Loans and      Dollar Loans and
                                                         Convertible Loans which    Convertible Loans which
                                                         are Euro-Dollar Loans on   are Euro-Dollar Loans
 Ratio of Consolidated                                   and after the              prior to the
 Debt to Cash Flow           Base Rate Loan              Conversion  Date           Conversion Date
 ------------------          --------------              ------------------------   ------------------------
 Greater than or equal to         +0%                         +1.1%                      +.80%
 5.5 to 1.

 Equal to or greater than
 4.75 to 1.0 but less
 than 5.5 to 1.0
                                  +0%                         +.95%                      +70%


 Equal to or greater than
 3.75 to 1.0 but less
 than 4.75 to 1.0                 +0%                         +.75%                      +.55%


 Equal to or greater than
 3.25 to 1.0 but less
 than 3.75 to 1.0                 +0%                         +.625%                     +.45%

 Less than 3.25 to 1.0            +0%                         +.50%                      +.35%


                                SCHEDULE 5.01(c)


                         FORM OF COMPLIANCE CERTIFICATE


                                   MEMORANDUM


To:              Wachovia Bank of Georgia, N.A., as Agent        Date:__________

From:            The Liberty Corporation


                 Pursuant to Section 5.01 (c) of the Credit Agreement (the "Credit Agreement") dated as of March 21, 1995 among The Liberty Corporation, the Banks listed on the signature pages thereof and Wachovia Bank of Georgia, N.A., as Agent, _______ the duly authorized ______ of The Liberty Corporation, hereby certifies to the Agent and the Banks that [no Default exists on the date hereof] or [a Default exists on the date hereof and the Borrower has taken (or proposes to take) the following action _______.] Terms used herein have the meanings assigned to them in the Credit Agreement.

                 Further, we present the following calculations as of _________________________ _____, _______ which establish whether the Borrower was in compliance with the requirements of Sections 5.03 through 5.08, inclusive, 5.12, 5.13, and 5.17(b) on such date.


                                        Actual           Requirement Under
                                        ------           -----------------
                                                         Credit Agreement
                                                         ----------------
Section 5.03
         Ratio of Consolidated Debt
         to Consolidated Total Capital

Section 5.04
         Minimum Stockholder's Equity

Section 5.05
         Stock Payments

Section 5.06
         Restricted Payment

Section 5.07
         Ratio of Adjusted Cash Flow
         to Fixed Charges

Section 5.08
         Capital Expenditures

Section 5.12
         Maximum Consolidated Debt

Section 5.13
         Ratio of Consolidated Debt
         to Cash Flow

Section 5.17 (b)
         Use of Proceeds


                                        THE LIBERTY CORPORATION



                                        By:
                                           -----------------------------
                                        Name:
                                             ---------------------------
                                        Title:
                                              --------------------------

                                                                     EXHIBIT A-1

                        SYNDICATED REVOLVING CREDIT NOTE

$_________________                                              Atlanta, Georgia
                                                                March 21, 1995

                 For value received, THE LIBERTY CORPORATION, a South Carolina corporation (the "Borrower") promises to pay to the order of ___________________________ (the "Bank"), for the account of its Lending Office, the principal sum of ___________________ and No/100 Dollars ($___________) or such lesser amount as shall equal the unpaid principal amount of each Syndicated Revolving Credit Advance made by the Bank to the Borrower pursuant to the Credit Agreement referred to below, on the dates and in the amounts provided in the Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of this Syndicated Revolving Credit Note on the dates and at the rate or rates provided for in the Credit Agreement. Interest on any overdue principal of and, to the extent permitted by law, overdue interest on the principal amount hereof shall bear interest at the Default Rate, as provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of Wachovia Bank of Georgia, N.A., 191 Peachtree Street, N.E., Atlanta, Georgia 30303, or such other address as may be specified from time to time pursuant to the Credit Agreement.

                 All Syndicated Revolving Credit Advances made by the Bank, the respective maturities thereof, the interest rates from time to time applicable thereto and all repayments of the principal thereof shall be recorded by the Bank and, prior to any transfer hereof, endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make, or any error of the Bank in making, any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

                 This Note is one of the Syndicated Revolving Credit Notes referred to in the Credit Agreement dated as of March 21, 1995 among the Borrower, the banks listed on the signature pages thereof and their successors and assigns and Wachovia Bank of Georgia, N.A., as Agent (as the same may be amended or modified from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the prepayment and the repayment hereof and the acceleration of the maturity hereof.

                 The Borrower hereby waives presentment, demand, protest, notice of demand, protest and nonpayment and any other notice required by law relative hereto, except to the extent as otherwise may be expressly provided for in the Credit Agreement.

                 The Borrower agrees, in the event that this note or any portion hereof is collected by law or through an attorney at law, to pay all reasonable costs of collection, including, without limitation, reasonable attorneys' fees.

                 IN WITNESS WHEREOF, the Borrower has caused this Syndicated Revolving Credit Note to be duly executed under seal, by its duly authorized officer as of the day and year first above written.

                                           THE LIBERTY CORPORATION



                                           By: ______________________________
                                           Title:
Attest:



__________________________
Title:



[CORPORATE SEAL]

        SYNDICATED REVOLVING CREDIT ADVANCES AND PAYMENTS OF PRINCIPAL
________________________________________________________________________________

            Type                  Amount           Amount of
            of        Interest      of             Principal         Maturity        Notation
Date        Loan*      Rate        Loan             Repaid            Date            Made By
----       -----      -------     ------           ---------        --------         --------
 ____________________________________________________________________________________________

 ____________________________________________________________________________________________

 ____________________________________________________________________________________________

 ____________________________________________________________________________________________

 ____________________________________________________________________________________________

 ____________________________________________________________________________________________

 ____________________________________________________________________________________________

 ____________________________________________________________________________________________

 ____________________________________________________________________________________________

 ____________________________________________________________________________________________

 ____________________________________________________________________________________________

 ____________________________________________________________________________________________

 ____________________________________________________________________________________________

 ____________________________________________________________________________________________

 ____________________________________________________________________________________________





__________________________________

     *   i.e., a Base Rate or Euro-Dollar Loan.

                                                                     EXHIBIT A-2
                       MONEY MARKET REVOLVING CREDIT NOTE

$___________                                                    Atlanta, Georgia
                                                                  March 21, 1995

             For value received, THE LIBERTY CORPORATION, a South Carolina corporation (the "Borrower"), promises to pay to the order of ______________________________________ (the "Bank"), for the account of its
Lending Office, the principal sum of __________________ and No/100 Dollars ($_____________), or such lesser amount as shall equal the unpaid principal amount of each Money Market Revolving Credit Loan made by the Bank to the Borrower pursuant to the Credit Agreement referred to below, on the dates and in the amounts provided in the Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of this Money Market Revolving Credit Note on the dates and at the rate or rates provided for in the Credit Agreement. Interest on any overdue principal of and, to the extent permitted by law, overdue interest on the principal amount hereof shall bear interest at the Default Rate, as provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of Wachovia Bank of Georgia, N.A., 191 Peachtree Street, N.E., Atlanta, Georgia 30303, or such other address as may be specified from time to time pursuant to the Credit Agreement.

             All Money Market Revolving Credit Loans made by the Bank, the respective maturities thereof, the interest rates from time to time applicable thereto and all repayments of the principal thereof shall be recorded by the Bank and, prior to any transfer hereof, endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make, or any error of the Bank in making, any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

             This note is one of the Money Market Revolving Credit Notes referred to in the Credit Agreement dated as of March 21, 1995 among the Borrower, the banks listed on the signature pages thereof and their successors and assigns and Wachovia Bank of Georgia, N.A., as Agent (as the same may be amended or modified from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the prepayment and the repayment hereof and the acceleration of the maturity hereof.

             The Borrower hereby waives presentment, demand, protest, notice of demand, protest and nonpayment and any other notice required by law relative hereto, except to the extent as otherwise may be expressly provided for in the Credit Agreement.

             The Borrower agrees, in the event that this note or any portion hereof is collected by law or through an attorney at law, to pay all reasonable costs of collection, including, without limitation, reasonable attorneys' fees.

             IN WITNESS WHEREOF, the Borrower has caused this Money Market Revolving Credit Note to be duly executed under seal, by its duly authorized officer as of the day and year first above written.

                                  THE LIBERTY CORPORATION


                                  By: ______________________________
                                  Title:
Attest:

____________________
Title:______________


[Coporate Seal]

         MONEY MARKET REVOLVING CREDIT LOANS AND PAYMENTS OF PRINCIPAL
________________________________________________________________________________

                                  Amount      Amount of
                Interest            of        Principal        Maturity        Notation
Date              Rate             Loan        Repaid            Date           Made By
----            -------           ------      ---------        --------        --------
____________________________________________________________________________________________

____________________________________________________________________________________________

____________________________________________________________________________________________

____________________________________________________________________________________________

____________________________________________________________________________________________

____________________________________________________________________________________________

____________________________________________________________________________________________

____________________________________________________________________________________________

____________________________________________________________________________________________

____________________________________________________________________________________________

____________________________________________________________________________________________

____________________________________________________________________________________________

____________________________________________________________________________________________

____________________________________________________________________________________________

                                                                     EXHIBIT A-3


                                   TERM NOTE

$_________________                                              Atlanta, Georgia
                                                                 March, 21, 1995

             For value received, THE LIBERTY CORPORATION, a South Carolina corporation (the "Borrower") promises to pay to the order of ______________________________________ (the "Bank"), for the account of its
Lending Office, the principal sum of ____________________ and No/100 Dollars ($___________) or such lesser amount as shall equal the unpaid principal amount of each Term Loan made by the Bank to the Borrower pursuant to the Credit Agreement referred to below, on the dates and in the amounts provided in the Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of this Term Note on the dates and at the rate or rates provided for in the Credit Agreement. Interest on any overdue principal of and, to the extent permitted by law, overdue interest on the principal amount hereof shall bear interest at the Default Rate, as provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of Wachovia Bank of Georgia, N.A., 191 Peachtree Street, N.E., Atlanta, Georgia 30303, or such other address as may be specified from time to time pursuant to the Credit Agreement.

             All Term Loans made by the Bank, the respective maturities thereof, the interest rates from time to time applicable thereto and all repayments of the principal thereof shall be recorded by the Bank and, prior to any transfer hereof, endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make, or any error of the Bank in making, any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

             This note is one of the Term Notes referred to in the Credit Agreement dated as of March 21, 1995 among the Borrower, the banks listed on the signature pages thereof and their successors and assigns and Wachovia Bank of Georgia, N.A., as Agent (as the same may be amended or modified from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the prepayment and the repayment hereof and the acceleration of the maturity hereof.

             The Borrower hereby waives presentment, demand, protest, notice of demand, protest and nonpayment and any other notice required by law relative hereto, except to the extent as otherwise may be expressly provided for in the Credit Agreement.

             The Borrower agrees, in the event that this note or any portion hereof is collected by law or through an attorney at law, to pay all reasonable costs of collection, including, without limitation, reasonable attorneys' fees.

             IN WITNESS WHEREOF, the Borrower has caused this Term Note to be duly executed under seal, by its duly authorized officer as of the day and year first above written.

                                  THE LIBERTY CORPORATION



                                  By: ______________________________
                                  Title:
Attest:



________________________
Title:


[CORPORATE SEAL]

                     TERM LOANS AND PAYMENTS OF PRINCIPAL
________________________________________________________________________________

            Type                  Amount           Amount of
             of      Interest       of             Principal         Maturity        Notation
Date        Loan*      Rate        Loan             Repaid            Date            Made By
----       -----      -------     ------           ---------        --------         --------
____________________________________________________________________________________________

____________________________________________________________________________________________

____________________________________________________________________________________________

____________________________________________________________________________________________

____________________________________________________________________________________________

____________________________________________________________________________________________

____________________________________________________________________________________________

____________________________________________________________________________________________

____________________________________________________________________________________________

____________________________________________________________________________________________

____________________________________________________________________________________________

____________________________________________________________________________________________

____________________________________________________________________________________________

____________________________________________________________________________________________

____________________________________________________________________________________________





__________________________________

     *   i.e., a Base Rate or Euro-Dollar Loan.

                                                                     EXHIBIT A-4


                        SYNDICATED CONVERTIBLE LOAN NOTE

$_________________                                              Atlanta, Georgia
                                                                  March 21, 1995

             For value received, THE LIBERTY CORPORATION, a South Carolina corporation (the "Borrower") promises to pay to the order of ______________________________________ (the "Bank"), for the account of its
Lending Office, the principal sum of ____________________ and No/100 Dollars ($___________) or such lesser amount as shall equal the unpaid principal amount of each Syndicated Convertible Loan made by the Bank to the Borrower pursuant to the Credit Agreement referred to below, on the dates and in the amounts provided in the Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of this Syndicated Convertible Loan Note on the dates and at the rate or rates provided for in the Credit Agreement. Interest on any overdue principal of and, to the extent permitted by law, overdue interest on the principal amount hereof shall bear interest at the Default Rate, as provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of Wachovia Bank of Georgia, N.A., 191 Peachtree Street, N.E., Atlanta, Georgia 30303, or such other address as may be specified from time to time pursuant to the Credit Agreement.

             All Syndicated Convertible Loans made by the Bank, the respective maturities thereof, the interest rates from time to time applicable thereto and all repayments of the principal thereof shall be recorded by the Bank and, prior to any transfer hereof, endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make, or any error of the Bank in making, any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

             This note is one of the Syndicated Convertible Notes referred to in the Credit Agreement dated as of March 21, 1995 among the Borrower, the banks listed on the signature pages thereof and their successors and assigns and Wachovia Bank of Georgia, N.A., as Agent (as the same may be amended or modified from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the prepayment and the repayment hereof and the acceleration of the maturity hereof.

             The Borrower hereby waives presentment, demand, protest, notice of demand, protest and nonpayment and any other notice required by law relative hereto, except to the extent as otherwise may be expressly provided for in the Credit Agreement.

             The Borrower agrees, in the event that this note or any portion hereof is collected by law or through an attorney at law, to pay all reasonable costs of collection, including, without limitation, reasonable attorneys' fees.

             IN WITNESS WHEREOF, the Borrower has caused this Syndicated Convertible Loan Note to be duly executed under seal, by its duly authorized officer as of the day and year first above written.

                                           THE LIBERTY CORPORATION



                                           By: ______________________________
                                           Title:
Attest:



________________________
Title:


[CORPORATE SEAL]

            SYNDICATED CONVERTIBLE LOANS AND PAYMENTS OF PRINCIPAL
________________________________________________________________________________

            Type                           Amount           Amount of
            of            Interest           of             Principal         Maturity        Notation
Date        Loan*           Rate            Loan             Repaid             Date           Made By
----        ----          --------         ------           ---------         --------        --------
______________________________________________________________________________________________________

______________________________________________________________________________________________________

______________________________________________________________________________________________________

______________________________________________________________________________________________________

______________________________________________________________________________________________________

______________________________________________________________________________________________________

______________________________________________________________________________________________________

______________________________________________________________________________________________________

______________________________________________________________________________________________________

______________________________________________________________________________________________________

______________________________________________________________________________________________________

______________________________________________________________________________________________________

______________________________________________________________________________________________________

______________________________________________________________________________________________________

______________________________________________________________________________________________________





__________________________________

     *   i.e., a Base Rate or Euro-Dollar Loan.

                                                                     EXHIBIT A-5

                       MONEY MARKET CONVERTIBLE LOAN NOTE

$_________________                                              Atlanta, Georgia
                                                                  March 21, 1995

             For value received, THE LIBERTY CORPORATION, a South Carolina corporation (the "Borrower") promises to pay to the order of___________________ _____________(the "Bank"), for the account of its Lending Office, the principal sum of ______________________________and No/l00 Dollars ($___________) or such lesser amount as shall equal the unpaid principal amount of each Money Market Convertible Loan made by the Bank to the Borrower pursuant to the Credit Agreement referred to below, on the dates and in the amounts provided in the Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of this Money Market Convertible Loan Note on the dates and at the rate or rates provided for in the Credit Agreement. Interest on any overdue principal of and, to the extent permitted by law, overdue interest on the principal amount hereof shall bear interest at the Default Rate, as provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of Wachovia Bank of Georgia, N.A., 191 Peachtree Street, N.E., Atlanta, Georgia 30303, or such other address as may be specified from time to time pursuant to the Credit Agreement.

             All Money Market Convertible Loans made by the Bank, the respective maturities thereof, the interest rates from time to time applicable thereto and all repayments of the principal thereof shall be recorded by the Bank and, prior to any transfer hereof, endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make, or any error of the Bank in making, any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

             This Note is one of the Money Market Convertible Loan Notes referred to in the Credit Agreement dated as of March 21, 1995 among the Borrower, the banks listed on the signature pages thereof and their successors and assigns and Wachovia Bank of Georgia, N.A., as Agent (as the same may be amended or modified from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the prepayment and the repayment hereof and the acceleration of the maturity hereof.

             The Borrower hereby waives presentment, demand, protest, notice of demand, protest and nonpayment and any other notice required by law relative hereto, except to the extent as otherwise may be expressly provided for in the Credit Agreement.

             The Borrower agrees, in the event that this note or any portion hereof is collected by law or through an attorney at law, to pay all reasonable costs of collection, including, without limitation, reasonable attorneys' fees.

             IN WITNESS WHEREOF, the Borrower has caused this Money Market Convertible Loan Note to be duly executed under seal, by its duly authorized officer as of the day and year first above written.

                                           THE LIBERTY CORPORATION



                                           By: ______________________________
                                           Title:
Attest:



__________________________
Title:



[CORPORATE SEAL]

           MONEY MARKET CONVERTIBLE LOANS AND PAYMENTS OF PRINCIPAL
________________________________________________________________________________

            Type                           Amount           Amount of
            of            Interest           of             Principal        Maturity         Notation
Date        Loan*           Rate            Loan             Repaid            Date            Made By
----        ----          --------         ------           ---------        --------         --------
______________________________________________________________________________________________________

______________________________________________________________________________________________________

______________________________________________________________________________________________________

______________________________________________________________________________________________________

______________________________________________________________________________________________________

______________________________________________________________________________________________________

______________________________________________________________________________________________________

______________________________________________________________________________________________________

______________________________________________________________________________________________________

______________________________________________________________________________________________________

______________________________________________________________________________________________________

______________________________________________________________________________________________________

______________________________________________________________________________________________________

______________________________________________________________________________________________________

______________________________________________________________________________________________________





__________________________________

     *   i.e., a Base Rate or Euro-Dollar Loan.

                                                                       EXHIBIT B

                                   OPINION OF
                            COUNSEL FOR THE BORROWER



To the Banks and the Agent
  Referred to Below
c/o Wachovia Bank of North
  Carolina, N.A., as Agent
400 South Tryon Street
P.O. Box 31608
Charlotte, North Carolina 28231

Dear Sirs:

             I am General Counsel for The Liberty Corporation (the "Borrower") and in such capacity I have represented the Borrower in connection with the Credit Agreement (the "Credit Agreement") dated as of March 21, 1995 among the Borrower, the banks listed on the signature pages thereof and Wachovia Bank of Georgia, N.A., as Agent. Terms defined in the Credit Agreement are used herein as therein defined.

             I have examined originals or copies, certified or otherwise identified to my satisfaction, of such documents, corporate records, certificates of public officials and other instruments and have conducted such other investigations of fact and law as I have deemed necessary or advisable for purposes of this opinion. I have assumed for purposes of my opinions set forth below that the execution and delivery of the Credit Agreement by each Bank and by the Agent have been duly authorized by each Bank and by the Agent. As to questions of fact relating to the Borrower material to such opinions, I have relied upon representations of appropriate officers of the Borrower.

             Upon the basis of the foregoing, I am of the opinion that:

             1. The Borrower is a corporation duly incorporated, validly existing and in good standing under the laws of South Carolina and has all corporate powers required to carry on its business as now conducted.

             2. The execution, delivery and performance by the Borrower of the Credit Agreement and the Notes (i) are within the Borrower's corporate powers,
(ii) have been duly authorized by all necessary corporate action, (iii) require no action by or in respect of, or filing with, any governmental body, agency or official, (iv) do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation or by-laws of the Borrower or of any agreement, judgment, injunction, order, decree or other instrument which to my knowledge is binding upon the Borrower and (v) to my knowledge, except as provided in the Credit Agreement, do not result in the creation or imposition of any Lien on any asset of the Borrower or any of its Subsidiaries.

             3. The Credit Agreement constitutes a valid and binding agreement of the Borrower, enforceable against the Borrower in accordance with its terms, and the Notes constitute valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, except as such enforceability may be limited: (i) by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and (ii) by general principles of equity.

             4. To my knowledge, there is no action, suit or proceeding pending, or threatened, against or affecting the Borrower or any of its Subsidiaries before any court or arbitrator or any governmental body, agency or official in which there is a reasonable possibility of an adverse decision which could materially adversely affect the business, consolidated financial position or consolidated results of operations of the Borrower and its Consolidated Subsidiaries, considered as a whole, or which in any manner questions the validity or enforceability of the Credit Agreement or any Note.

             5. Each of the Borrower's Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

             6. The Borrower is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

             I am qualified to practice in the State of South Carolina and do not purport to be an expert on any laws other than the laws of the United States and the State of South Carolina, and this opinion is rendered only with respect to such laws. I have made no independent investigation of the laws of any other jurisdiction.

             I express no opinion as to the laws of any jurisdiction wherein any Bank may be located which limits rates of interest which may be charged or collected by such Bank other than in paragraph 3 with respect to the State of South Carolina.

                               Very truly yours,

                                                                       EXHIBIT C


                                   OPINION OF
             WOMBLE CARLYLE SANDRIDGE & RICE, PLLC, SPECIAL COUNSEL
                                FOR THE AGENT



           [Date as provided in Section 3.01 of the Credit Agreement]

To the Banks and the Agent
  Referred to Below
c/o Wachovia Bank of Georgia, N.A.,
  as Agent
191 Peachtree Street, N.E.
Atlanta, Georgia  30303-1757

Dear Sirs:

             We have participated in the preparation of the Credit Agreement (the "Credit Agreement") dated as of March 21, 1995 among THE LIBERTY CORPORATION, a South Carolina corporation (the "Borrower"), the banks listed on the signature pages thereof (the "Banks") and Wachovia Bank of Georgia, N.A., as Agent (the "Agent"), and have acted as special counsel for the Agent for the purpose of rendering this opinion pursuant to Section 3.01(d) of the Credit Agreement. Terms defined in the Credit Agreement are used herein as therein defined.

             This opinion letter is limited by, and is in accordance with, the January 1, 1992 edition of the Interpretive Standards applicable to Legal Opinions to Third Parties in Corporate Transactions adopted by the Legal Opinion Committee of the Corporate and Banking Law Section of the State Bar of Georgia which Interpretive Standards are incorporated herein by this reference.

             The Agent and Borrower have acknowledged that: (i) Womble Carlyle Sandridge & Rice, PLLC has acted as counsel for the Agent in this transaction;
(ii) Womble Carlyle Sandridge & Rice, PLLC has represented the Borrower in matters other than this transaction; and (iii) the Agent and Borrower have waived any conflicts, potential or otherwise, which might arise from such representation.

             We have examined originals or copies, certified or otherwise identified to our satisfaction, of such documents, corporate records, certificates of public officials and other instruments and have conducted such other investigations of fact and law as we have deemed necessary or advisable for purposes of this opinion.

             Upon the basis of the foregoing, and assuming the due authorization, execution and delivery of the Credit Agreement and each of the Notes by or on behalf of the Borrower, we are of the opinion that the Credit Agreement constitutes a valid and binding agreement of the Borrower and each Note constitutes valid and binding obligations of the Borrower, in each case enforceable in accordance with its terms except as: (i) the enforceability thereof may be affected by bankruptcy, insolvency, reorganization, fraudulent conveyance, voidable preference, moratorium or similar laws applicable to creditors' rights or the collection of debtors' obligations generally; (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability; and (iii) the enforceability of certain of the remedial, waiver and other provisions of the Credit Agreement and the Notes may be further limited by the laws of the State of Georgia; provided, however, such additional laws do not, in our opinion, substantially interfere with the practical realization of the benefits expressed in the Credit Agreement and the Notes, except for the economic consequences of any procedural delay which may result from such laws.

             In giving the foregoing opinion, we express no opinion as to the effect (if any) of any law of any jurisdiction except the State of Georgia. We express no opinion as to the effect of the compliance or noncompliance of the Agent or any of the Banks with any state or federal laws or regulations applicable to the Agent or any of the Banks by reason of the legal or regulatory status or the nature of the business of the Agent or any of the Banks.

             This opinion is delivered to you in connection with the transaction referenced above and may only be relied upon by you and any Assignee, Participant or other Transferee under the Credit Agreement without our prior written consent.

                                Very truly yours,

                                Womble Carlyle Sandridge & Rice,
                                a Professional Limited Liability Company


                                By:____________________________
                                   Manager

                                                                       EXHIBIT D

                              CLOSING CERTIFICATE
                                       OF
                            THE LIBERTY CORPORATION


             Reference is made to the Credit Agreement (the "Credit Agreement") dated as of March 21, 1995, among The Liberty Corporation (the "Borrower"), Wachovia Bank of Georgia, N.A., as Agent, and the Banks listed on the signature
pages thereof.   Capitalized terms used herein have the meanings ascribed
thereto in the Credit Agreement.

             Pursuant to Section 3.01(e) of the Credit Agreement, ___________________, the duly authorized ____________________ of The Liberty
Corporation, hereby certifies to the Agent and the Banks that: (i) no Default has occurred and is continuing on the date hereof; and (ii) the representations and warranties of The Liberty Corporation contained in Article IV of the Credit Agreement are true on and as of the date hereof.

             Certified as of the 21st day of March, 1995.


                                      THE LIBERTY CORPORATION


                                      _____________________________________
                                      Name:

                                                                       EXHIBIT E

                            THE LIBERTY CORPORATION

                            SECRETARY'S CERTIFICATE

             The undersigned, ___________________, Secretary of The Liberty Corporation, a South Carolina corporation (the "Borrower"), hereby certifies that he has been duly elected, qualified and is acting in such capacity and that, as such, he is familiar with the facts herein certified and is duly authorized to certify the same, and hereby further certifies, in connection with the Credit Agreement dated as of March 21, 1995 among the Borrower, Wachovia Bank of Georgia, N.A., as Agent, and the Banks listed on the signature pages thereof that:

             1. Attached hereto as Exhibit A is a complete and correct copy of the Certificate of Incorporation of the Borrower as in full force and effect on the date hereof as certified by the Secretary of State of the State of South Carolina, the Borrower's state of incorporation.

             2. Attached hereto as Exhibit B is a complete and correct copy of the Bylaws of the Borrower as in full force and effect on the date hereof.

             3. Attached hereto as Exhibit C is a complete and correct copy of the resolutions duly adopted by the Board of Directors of the Borrower on March 21, 1995 approving, and authorizing the execution and delivery of, the Credit Agreement, the Notes (as such term is defined in the Credit Agreement) and the other Loan Documents (as such term is defined in the Credit Agreement) to which the Borrower is a party. Such resolutions have not been repealed or amended and are in full force and effect, and no other resolutions or consents have been adopted by the Board of Directors of the Borrower in connection therewith.

             4. ______________________, who as Vice President and Chief Financial Officer of the Borrower signed the Credit Agreement, the Notes and the other Loan Documents to which the Borrower is a party, was duly elected, qualified and acting as such at the time he signed the Credit Agreement, the Notes and other Loan Documents to which the Borrower is a party, and his signature appearing on the Credit Agreement, the Notes and the other Loan Documents to which the Borrower is a party is his genuine signature.

             IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 21 day of March, 1995.


                                        ________________________________
                                        Name:
                                        Title: Secretary

                                                                       EXHIBIT F

                           ASSIGNMENT AND ACCEPTANCE

                        Dated ________________ __, ____


             Reference is made to the Credit Agreement dated as of March 21, 1995 (together with all amendments and modifications thereto, the "Credit Agreement") among THE LIBERTY CORPORATION, a South Carolina corporation (the "Borrower"), the Banks (as defined in the Credit Agreement) and Wachovia Bank of Georgia, N.A., as Agent (the "Agent"). Terms defined in the Credit Agreement are used herein with the same meaning.

             _____________________________________________________ (the
"Assignor") and _____________________________________________ (the "Assignee")
agree as follows:

             1. The Assignor hereby sells and assigns to the Assignee, without recourse to the Assignor, and the Assignee hereby purchases and assumes from the Assignor, a ______% interest in and to all of the Assignor's rights and obligations under the Credit Agreement as of the Effective Date (as defined below) [including, without limitation; (i) a ______% interest (which on the Effective Date hereof is $_______________) in the Assignor's Revolving Credit Commitment; (ii) a ______% interest (which on the Effective Date hereof is $_______________) in the Assignor's Convertible Loan Commitment; and (iii) a ______% interest (which on the Effective Date hereof is $____________) in the Assignor's Term Loan Commitment; and (a) a ______% interest (which on the Effective Date hereof is $___________) in the Revolving Credit Advances owing to the Assignor; (b) a _____% interest (which on the Effective Date hereof is $____________) in the Convertible Loans owing to the Assignor; and (c) a _______% interest (which on the Effective Date hereof is $__________) in the Term Loans owing to Assignor; and (x) a ________% interest in the Revolving Credit Note held by the Assignor (which on the Effective Date hereof is $____________); (y) a _______% interest in the Convertible Loan Note held by the Assignor (which on the Effective Date hereof is $___________); and (z) a ________% interest in the Term Note held by the Assignor (which on the Effective Date hereof is $______________).

             2. The Assignor (i) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement, any other instrument or document furnished pursuant thereto or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Loan Document or any other instrument or document furnished pursuant thereto, other than that it is the legal and beneficial owner of the interest being assigned by it hereunder, that such interest is free and clear of any adverse claim and that as of the date hereof its (a) Revolving Credit Commitment is $_____________, (b) its Convertible Loan Commitment is $___________, and (c) its Term Loan Commitment is $______________ (without giving effect to assignments thereof which have not yet become effective) and the aggregate outstanding principal amount of (x) Revolving Credit Advances owing to it is $______________, (y) Convertible Loans owing to it is $____________, and (z) Term Loans owing to it is $_______________ (without giving effect to assignments thereof which have not yet become effective); (ii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or the performance or observance by the Borrower of any of its obligations under the Credit Agreement, any other Loan Document or any other instrument or document furnished pursuant thereto; and (iii) attaches the Notes referred to in paragraph 1 above and requests that the Agent exchange such Notes as follows: [a new Revolving Credit Note dated ___________, ____ in the principal amount of $_______________ payable to the order of the Assignee] [new Revolving Credit Notes as follows: a Revolving Credit Note dated _________________, ____ in the principal amount of $_______________ payable to the order of the Assignor and a Revolving Credit Note dated ______________, ____ in the principal amount of $______________ payable to the order of the Assignee], [a new Convertible Loan Note dated _____________, 19___ in the principal amount of $____________ payable to the order of the Assignee] [new Convertible Loan Notes as follows: a Convertible Loan Note dated _____________, 19___, in the principal amount of $____________ payable to the order of the Assignor and a Convertible Loan Note dated ____________, 19___ in the principal amount of $_______________ payable to the order of the Assignee], [a new Term Note dated _____________, 19___ in the principal amount of $____________ payable to the order of the Assignee] [new Term Notes as follows: a Term Note dated _____________, 19___, in the principal amount of $____________ payable to the order of the Assignor and a Term Note dated ____________, 19___ in the principal amount of $_______________ payable to the order of the Assignee].

             3. The Assignee (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in Section 4.04(a) thereof (or any more recent financial statements of the Borrower delivered pursuant to Section 5.01(a) or (b) thereof) and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (ii) agrees that it will, independently and without reliance upon the Agent, the Assignor or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) confirms that it is a bank or financial institution; (iv) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (v) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Bank;
(vi) specifies as its Lending Office (and address for notices) the office set forth beneath its name on the signature pages hereof, (vii) represents and warrants that the execution, delivery and performance of this Assignment and Acceptance are within its corporate powers and have been duly authorized by all necessary corporate action[, and (viii) attaches the forms prescribed by the Internal Revenue Service of the United States certifying as to the Assignee's status for purposes of determining exemption from United States withholding taxes with respect to all payments to be made to the Assignee under the Credit Agreement and the Notes or such other documents as are necessary to indicate that all such payments are subject to such taxes at a rate reduced by an applicable tax treaty].*

             4. The Effective Date for this Assignment and Acceptance shall be _______________ (the "Effective Date"). Following the execution of this Assignment and Acceptance, it will be delivered to the Agent for execution and acceptance by the Agent [and to the Borrower for execution by the Borrower]**.

             5. Upon such execution and acceptance by the Agent [and execution by the Borrower]**, from and after the Effective Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent rights and obligations have been transferred to it by this Assignment and Acceptance, have the rights and obligations of a Bank thereunder and (ii) the Assignor shall, to the extent its rights and obligations have been transferred to the Assignee by this Assignment and Acceptance, relinquish its rights (other than under Section 8.03 and Section 9.03 of the Credit Agreement) and be released from its obligations as a Bank under the Credit Agreement.

             6. Upon such execution and acceptance by the Agent [and execution by the Borrower]**, from and after the Effective Date, the Agent shall make all payments in respect of the interest assigned hereby to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments for periods prior to such acceptance by the Agent directly between themselves.

             7. This Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the State of Georgia.

                                        [NAME OF ASSIGNOR]

                                        By:____________________________________
                                        Title:

                                        [NAME OF ASSIGNEE]

                                        By:____________________________________
                                        Title:

                                        Lending Office:





__________________________________

     *If the Assignee is organized under the laws of a jurisdiction outside the United States.

     **If the Assignee is not a Bank or an Affiliate of a Bank prior to the Effective Date, or if no Default (as defined in the Credit Agreement) has occurred and is continuing.

                                        [Address]



                                        WACHOVIA BANK OF GEORGIA, N.A., as Agent

                                        By:____________________________________
                                        Title:

                                        THE LIBERTY CORPORATION*

                                        By:____________________________________
                                        Title:





__________________________________

     *If the Assignee is not a Bank or an Affiliate of a Bank prior to the Effective Date, or if no Default has occurred and is continuing.

                                                                       EXHIBIT G
                              NOTICE OF BORROWING



                                __________, 19__


Wachovia Bank of Georgia, N.A., as Agent
191 Peachtree Street, N.E.
Atlanta, Georgia 30303-1757


             Re: Credit Agreement (as amended and modified from time to time, the "Credit Agreement") dated as of March 21, 1995 by and among The Liberty Corporation, the Banks from time to time parties thereto, and Wachovia Bank of Georgia, N.A., as Agent.

Gentlemen:

             Unless otherwise defined herein, capitalized terms used herein shall have the meanings attributable thereto in the Credit Agreement.

             This Notice of Borrowing is delivered to you pursuant to Section
2.02 of the Credit Agreement.

             The Borrower hereby requests a [Syndicated Revolving Credit Advance] [Term Loan] [Syndicated Convertible Loan] in the aggregate principal amount of $___________ to be made on ________, 19__, and for interest to accrue thereon at the rate established by the Credit Agreement for [Euro-Dollar Loans] [Base Rate Loans]. [The duration of the Interest Period with respect to the Euro-Dollar Loan shall be [1 month] [2 months] [3 months] [6 months]. This borrowing shall constitute a [Syndicated Revolving Credit Borrowing] [Term Loan Borrowing] [Syndicated Convertible Loan Borrowing].

             The Borrower has caused this Notice of Borrowing to be executed and delivered by its duly authorized officer this ___ day of ____, 199_.

                                     THE LIBERTY CORPORATION


                                     By:______________________
                                     Title:

                                                                       EXHIBIT H

                           MONEY MARKET QUOTE REQUEST

                                     [Date]

To:          Wachovia Bank of Georgia, N.A.,
             as Agent

From:        The Liberty Corporation

Re:          Money Market Quote Request

             Pursuant to Section 2.03 of the Credit Agreement (the "Credit Agreement") dated as of March 21, 1995, among The Liberty Corporation, the banks listed on the signature pages thereof and Wachovia Bank of Georgia, N.A., as Agent, we hereby give notice that we request Money Market Quotes for the following proposed Money Market Borrowing(s)

Date of Money Market Revolving Credit Borrowing or Money Market Convertible Loan Borrowing:

Principal Amount*                        Interest Period**
----------------                         ---------------




             Terms used herein have the meanings assigned to them in the Credit Agreement.

                                           THE LIBERTY CORPORATION

                                           By:________________________________
                                                   Title:





__________________________________

     *   Amount must be $5,000,000 or a larger multiple of $1,000,000.

     **  A period of 7 to 180 days.

                                                                       EXHIBIT I

                               MONEY MARKET QUOTE

Wachovia Bank of Georgia, N.A.,
  as Agent
191 Peachtree Street, N.E.
Atlanta, Georgia 30303-1757

Attention:

         Re: Money Market Quote to The Liberty Corporation (the "Borrower")

             This Money Market Quote is given in accordance with Section 2.03(c)(ii) of the Credit Agreement (the "Credit Agreement") dated as of March 21, 1995, among The Liberty Corporation, the banks listed on the signature pages thereof (the "Banks") and Wachovia Bank of Georgia, N.A., as Agent. Terms defined in the Credit Agreement are used herein as defined therein.

             In response to the Borrower's invitation dated ____________ __, 19__, we hereby make the following Money Market Quote on the following terms:

             1.  Quoting Bank:

             2.  Person to contact at Quoting Bank:

             3.  Date of Borrowing:  1*

             4. We hereby offer to make Money Market Loan(s) in the following minimum and maximum principal amounts, for the following Interest Periods and at the following rates:

Minimum                Maximum
Principal              Principal             Interest
Amount (2)             Amount (2)            Period (3)          Interest Rate
------                 ------                ------              -------------





__________________________

         *   All numbered footnotes appear on the last page of this Exhibit.

             We understand and agree that the offer(s) set forth above, subject to the terms and conditions set forth in the Credit Agreement, irrevocably obligate(s) us to make the Money Market Loan(s) for which any offer(s) [is] [are] accepted, in whole or in part (subject to the third sentence of Section 2.03(e) of the Credit Agreement).

                                    Very truly yours,

                                    [Name of Bank]


Dated:                                     By:_______________________________
                                           Authorized Officer
_________________________




__________________________

        (1)  As specified in the related Money Market Quote Request.

        (2) The principal amount bid for each Interest Period may not exceed the principal amount requested. Bids must be made for at least $5,000,000 or a larger multiple of $1,000,000.

        (3)  A period of 7 to 180 days.





                                      -2-